                                                   Registration Nos. 333-102299
                                                                      811-06366

        As filed with the Securities and Exchange Commission on April 29, 2016

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

        Pre-effective Amendment No.       [  ]

        Post-Effective Amendment No.      [17]

                                           and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                           [X]

        Amendment No.                     [34]

        AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-2
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (800) 871-2000
               Depositor's Telephone Number, including Area Code

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                        175 Water Street, 18/th/ Floor
                           New York, New York 10038

                                (212) 770-7000
               Guarantor's Telephone Number, including Area Code

                              Manda Ghaferi, Esq.
                    American General Life Insurance Company
                           1999 Avenue of the Stars
                      Los Angeles, California 90067-6121
     (Name and Address of Agent for Service for Depositor and Registrant)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)

   [X]  on April 29, 2016 pursuant to paragraph (b)

   [ ]  60 days after filing pursuant to paragraph (a)(1)

   [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUIBUILDER III

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES issued by American General Life Insurance Company through its Separate Account VUL-2

                           This prospectus is dated
                                  May 2, 2016

This prospectus describes EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies") issued by American General Life Insurance Company ("AGL"). EquiBuilder III Policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. We use "you" and "your" to refer to an EquiBuilder III Policy Owner. AGL no longer sells EquiBuilder III Policies.

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of Separate Account VUL-2 (the "Separate Account"), or both. (For the first fifteen days after we issue your Policy, we require premiums to be invested in the Fidelity(R) VIP Government Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"), the MFS(R) Variable Insurance Trust ("MFS(R) VIT"), or the MFS(R) Variable Insurance Trust II ("MFS(R) VIT II") (each available portfolio referred to in this prospectus as, a "Fund," and collectively, the "Funds"). The prospectuses of the Funds describe the investment objectives, policies and risks of each Fund.

Your investment in the Funds through the variable investment divisions is not guaranteed and involves varying degrees of risk. Net premiums and Policy Account value you direct to the Guaranteed Interest Division earns interest at a rate guaranteed by us.

You should read the prospectuses of the Funds underlying the variable investment divisions that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

The Funds available through this Policy are:

..  Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class

..  Fidelity(R) VIP Asset Manager: Growth(R) Portfolio - Initial Class

..  Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class

..  Fidelity(R) VIP Equity-Income Portfolio - Initial Class

..  Fidelity(R) VIP Government Money Market Portfolio - Initial Class

..  Fidelity(R) VIP Growth Portfolio - Initial Class

..  Fidelity(R) VIP High Income Portfolio - Initial Class

..  Fidelity(R) VIP Index 500 Portfolio - Initial Class

..  Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class

..  Fidelity(R) VIP Overseas Portfolio - Initial Class

..  MFS(R) VIT II Core Equity Portfolio - Initial Class

..  MFS(R) VIT Growth Series - Initial Class

..  MFS(R) VIT Investors Trust Series - Initial Class

..  MFS(R) VIT Research Series - Initial Class

..  MFS(R) VIT Total Return Series - Initial Class

..  MFS(R) VIT Utilities Series - Initial Class

Each of these Funds is available through a variable investment division.

EquiBuilder III Policies are not insured by the FDIC, the Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance Policy is subject to investment risks, including possible loss of principal invested.

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable universal life insurance Policy. You may wish to consult with your insurance representative or financial advisor.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE VARIABLE PORTION OF THE POLICY, EXCEPT WHERE THE GUARANTEED INTEREST DIVISION IS SPECIFICALLY MENTIONED.

                               TABLE OF CONTENTS

CONTACT INFORMATION......................................................................  5
POLICY BENEFITS/RISKS SUMMARY............................................................  6
POLICY BENEFITS..........................................................................  6
   Death Benefit.........................................................................  6
       Death Benefit Proceeds............................................................  6
       Death Benefit Option A and Option B...............................................  6
          Death Benefit Option A.........................................................  6
          Death Benefit Option B.........................................................  6
       Accelerated Benefit Settlement Option Rider.......................................  6
   Surrenders, Partial Surrenders, Transfers, and Policy Loans...........................  6
       Surrenders........................................................................  6
       Partial Surrenders................................................................  7
       Transfers.........................................................................  7
       Policy Loans......................................................................  7
   Premiums..............................................................................  7
       Flexibility of Premiums...........................................................  7
       Free Look.........................................................................  7
   The Policy............................................................................  7
       Ownership Rights..................................................................  7
       Separate Account..................................................................  7
       Guaranteed Interest Division......................................................  8
       Policy Account Value..............................................................  8
       Payment Options...................................................................  8
       Tax Benefits......................................................................  8
   Supplemental Benefits and Riders......................................................  8
POLICY RISKS.............................................................................  8
   Investment Risk.......................................................................  8
   Risk of Lapse.........................................................................  9
   Tax Risks.............................................................................  9
   Partial Surrender and Surrender Risks.................................................  9
   Policy Loan Risks..................................................................... 10
PORTFOLIO RISKS.......................................................................... 10
TABLES OF CHARGES........................................................................ 11
GENERAL INFORMATION...................................................................... 17
   American General Life Insurance Company............................................... 17
   Separate Account VUL-2................................................................ 17
   Guarantee of Insurance Obligations.................................................... 18
   Communication with AGL................................................................ 18
       Administrative Center............................................................. 18
       E-Delivery, E-Service, Telephone Transactions and Written Transactions............ 19
          E-Delivery..................................................................... 19
          E-Service...................................................................... 19
          E-Service Transactions, Telephone Transactions and Written Transactions........ 19
       One-time Premium Payments Using E-Service......................................... 20
       Telephone Transactions............................................................ 20
       General........................................................................... 20
   Variable Investment Divisions......................................................... 20
   Voting Rights of a Policy Owner....................................................... 22
   The Guaranteed Interest Division...................................................... 23
   Illustrations......................................................................... 23
POLICY FEATURES.......................................................................... 23

   Age..................................................................... 23
   Death Benefits.......................................................... 24
   Maturity Benefit........................................................ 25
   Policy Issuance Information............................................. 25
   Right to Examine........................................................ 25
   Flexible Premium Payments............................................... 25
   Premium Payments and Transaction Requests in Good Order................. 26
   Changes in EquiBuilder III Policies..................................... 27
   Changing the Face Amount of Insurance................................... 27
   Changing Death Benefit Options.......................................... 28
   When Face Amount and Death Benefit Changes Go Into Effect............... 28
   Reports To Policy Owners................................................ 29
   Policy Periods, Anniversaries, Dates and Ages........................... 29
ADDITIONAL BENEFIT RIDERS.................................................. 30
   Disability Waiver Benefit Rider......................................... 30
   Accidental Death Benefit Rider.......................................... 30
   Children's Term Insurance Rider......................................... 30
   Term Insurance on an Additional Insured Person Rider.................... 30
   Accelerated Benefit Settlement Option Rider............................. 31
POLICY ACCOUNT TRANSACTIONS................................................ 31
   E-Delivery, E-Service, Telephone Transactions and Written Transactions.. 31
   Changing Premium and Deduction Allocation Percentages................... 31
   Transfers of Policy Account Value Among Investment Divisions............ 31
   Market Timing........................................................... 32
   Restrictions Initiated By the Funds and Information Sharing Obligations. 33
   Transfers from the Guaranteed Interest Division......................... 34
   Borrowing from the Policy Account....................................... 34
   Loan Requests........................................................... 34
   Policy Loan Interest.................................................... 34
   When Interest is Due.................................................... 35
   Repaying the Loan....................................................... 35
   The Effects of a Policy Loan on the Policy Account...................... 35
   Withdrawing Money from the Policy Account............................... 37
   Surrendering the Policy for Its Net Cash Surrender Value................ 38
POLICY PAYMENTS............................................................ 38
   Payment Options......................................................... 38
       Income Payments for a Fixed Period.................................. 38
       Life Income with Payments Guaranteed for a Fixed Term of Years...... 38
       Proceeds at Interest................................................ 38
       Fixed Amount........................................................ 38
   The Beneficiary......................................................... 39
   Assignment of a Policy.................................................. 39
   Payment of Proceeds..................................................... 40
   Delay Required under Applicable Law..................................... 40
ADDITIONAL RIGHTS THAT WE HAVE............................................. 40
VARIATIONS IN POLICY OR INVESTMENT DIVISION TERMS AND CONDITIONS........... 41
       Policies Purchased Through "Internal Rollovers"..................... 41
       State Law Requirements.............................................. 41
       Expenses or Risks................................................... 41
       Underlying Investments.............................................. 42
CHARGES UNDER THE POLICY................................................... 42
   Transaction Fees........................................................ 42
       Premium Expense Charge.............................................. 42
       Statutory Premium Taxes............................................. 42
       Surrender Charge (for full surrenders).............................. 43

       Surrender Charge (for Face Amount decreases)........................................ 43
       Partial Surrender Processing Fee.................................................... 44
       Face Amount Increase Charge......................................................... 44
       Transfers........................................................................... 44
       Policy Owner Additional Illustration Charge......................................... 44
   Periodic Charges........................................................................ 44
       Administrative Charge............................................................... 44
       Cost of Insurance Charge............................................................ 45
       Mortality and Expense Risk Charge................................................... 45
       Fees and Expenses and Money Market Investment Division.............................. 45
       Optional Rider Charges.............................................................. 46
   Annual Fund Expenses.................................................................... 46
   Allocation of Policy Account Charges.................................................... 46
POLICY ACCOUNT VALUE....................................................................... 46
   Amounts in the Variable Investment Divisions............................................ 46
   Business Day and Close of Business...................................................... 47
   Determination of the Unit Value......................................................... 47
POLICY LAPSE AND REINSTATEMENT............................................................. 48
   Lapse of the Policy..................................................................... 48
   Reinstatement of the Policy............................................................. 48
FEDERAL TAX CONSIDERATIONS................................................................. 49
       General............................................................................. 49
   Testing for Modified Endowment Contract Status.......................................... 50
   Other Effects of Policy Changes......................................................... 50
   Rider Benefits.......................................................................... 51
   Taxation of Pre-Death Distributions if Your Policy is not a Modified Endowment Contract. 51
   Taxation of Pre-Death Distributions if Your Policy is a Modified Endowment Contract..... 51
   Policy Lapses and Reinstatements........................................................ 52
   Diversification and Investor Control.................................................... 52
   Estate and Generation Skipping Taxes.................................................... 53
   Life Insurance in Split Dollar Arrangements............................................. 53
   Pension and Profit-Sharing Plans........................................................ 54
   Other Employee Benefit Programs......................................................... 54
   ERISA................................................................................... 54
   Our Taxes............................................................................... 54
   When We Withhold Income Taxes........................................................... 55
   Other withholding tax................................................................... 55
   Tax Changes............................................................................. 55
   Foreign Account Tax Compliance ("FATCA")................................................ 55
U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION.............................................. 56
BUSINESS DISRUPTION AND CYBER SECURITY RISKS............................................... 56
LEGAL PROCEEDINGS.......................................................................... 57
FINANCIAL STATEMENTS....................................................................... 57
       Rule 12h-7 disclosure............................................................... 57
REGISTRATION STATEMENTS.................................................................... 57
DEFINITIONS................................................................................ 58

                              CONTACT INFORMATION

Addresses and telephone numbers: Here is how you can contact us about the EquiBuilder III policies.

                   ADMINISTRATIVE CENTER:                          HOME OFFICE:              PREMIUM PAYMENTS:
-----------------------------------------------------------  -------------------------- ----------------------------
(Express Delivery)                     (U.S. Mail)           2727-A Allen Parkway       (Express Delivery)
VUL Administration                     VUL Administration    Houston, Texas 77019-2191  American General Life
2 American General Center              P.O. Box 305600       1-713-831-3443             Insurance Company
Nashville, Tennessee 37250-0001        Nashville, Tennessee  1-800-340-2765             Payment Processing Center
1-713-831-3443, 1-800-340-2765         37230-5600                                       8430 W. Bryn Mawr Avenue
(Hearing Impaired) 1-888-436-5256                                                       3/rd/ Floor Lockbox 0993
Fax: 1-713-620-6653                                                                     Chicago, IL 60631
(Except premium payments)                                                               (U.S. Mail)
                                                                                        Payment Processing Center
                                                                                        P.O. Box 0993
                                                                                        Carol Stream, IL 60132-0993

                         POLICY BENEFITS/RISKS SUMMARY

       This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The definitions on page 58 of this prospectus define certain words and phrases used in this prospectus.

       AGL no longer sells EquiBuilder III Policies.

                                POLICY BENEFITS

       You may currently allocate your Policy Account value among the 16 variable investment divisions available under the Policy, each of which invests in an underlying mutual fund portfolio, a Fund, and the Guaranteed Interest Division, which credits a specified rate of interest. Your Policy Account value will vary based on the investment performance of the variable investment divisions you choose and interest credited in the Guaranteed Interest Division.

Death Benefit

.. Death Benefit Proceeds: We pay the death benefit (less any Policy loan and loan interest and any overdue charges) to the beneficiary when the Insured Person dies. We will increase the death benefit by the amount of any additional insurance provided by the applicable optional benefit rider(s).

.. Death Benefit Option A and Option B: You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured Person's date of death.

    . Death Benefit Option A is equal to the greater of: (1) the Face Amount; or (2) the "required minimum death benefit", which is the Policy Account value multiplied by a specified percentage set forth in the Policy.

    . Death Benefit Option B is equal to the greater of: (1) the Face Amount plus the Policy Account value; or (2) the required minimum death benefit.

..  Accelerated Benefit Settlement Option Rider: Under the Accelerated Benefit
   Settlement Option Rider, you may receive accelerated payment of part of your death benefit if the Insured Person develops a terminal illness or is confined to a nursing care facility. We will deduct a processing charge from the accelerated death benefit at the time it is paid.

       Federal tax law may require us to increase payment under either of the above death benefit options. See "Death Benefits" on page 24.

Surrenders, Partial Surrenders, Transfers, and Policy Loans

.. Surrenders: At any time while the Policy is in force, you may make a written request (by submitting our surrender form to us) to surrender your Policy and receive the net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A surrender may have adverse tax consequences.

.. Partial Surrenders: After the first Policy year, you may make a written request to withdraw part of the net cash surrender value. Partial surrenders may have adverse tax consequences. Partial surrenders are also subject to any surrender charge or fee that then applies.

.. Transfers: Within certain limits, you may make transfers among the variable investment divisions and the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We may assess a $25 charge for each transfer after the fourth transfer in a Policy year. Our current practice, however, is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. There are special limits on transfers involving the Guaranteed Interest Division.

.. Policy Loans: You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy on the business day we receive your request for a loan. We charge you a maximum annual interest rate on your loan equal to the greater of 5 1/2% or the Monthly Average Corporate yield published by Moody's Investor Services, Inc. as described under "Policy Account Transactions--Policy Loan Interest," on page 34. We credit interest on loaned amounts; we guarantee that the annual earned interest rate will not be lower than 4 1/2%. After the tenth Policy year, you may take a Preferred Loan from your Policy. Loans may have adverse tax consequences.

Premiums

.. Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy maturity) and in any amount (but not less than $100). You can select a premium payment plan to pay planned periodic premiums monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

.. Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Policy Account value plus any amount deducted from premiums prior to allocation to the Policy Account. The free look period generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law.

The Policy

.. Ownership Rights: While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. Separate Account: You may direct the money in your Policy to any of the variable investment divisions of the Separate Account. Each variable investment division invests exclusively in one of the Funds listed on the cover of this prospectus. The value of your investment division depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment divisions. If the Fund investments go down, the value of a Policy can decline.

..  Guaranteed Interest Division: You may place money in the Guaranteed Interest
   Division where it earns interest at the rate of 4 1/2% annually. We may declare higher rates of interest, but are not obligated to do so.

.. Policy Account Value: Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Policy Account value varies from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to the Guaranteed Interest Division, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans). We do not guarantee a minimum Policy Account value.

.. Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 38.

.. Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

       You may be eligible to add an additional rider benefit to your Policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the Insured Person dies from bodily injury that results from an accident. We generally deduct any monthly charges for these riders from Policy Account value as part of the monthly deduction. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service ("IRS") guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Your insurance representative can help you determine whether any of these riders are suitable for you. Not all riders are available in all states. Please contact us for further details.

                                 POLICY RISKS

Investment Risk

       The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

       If you invest your Policy Account value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the Policy Account value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment divisions you choose may be less favorable than that of other variable investment divisions, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum Policy Account value.

       If you allocate net premiums to the Guaranteed Interest Division, then we credit your Policy Account value (in the Guaranteed Interest Division) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4 1/2 %.

Risk of Lapse

       If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months, plus any loan interest due, before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

       We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax advisor about these consequences.

       Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

       See "Federal Tax Considerations" on page 49. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Partial Surrender and Surrender Risks

       The surrender charge under the Policy applies for the first 10 Policy years after the Register Date in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a surrender or partial surrender. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account value in the near future. We designed the Policy to help meet long-term financial goals.

       Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page 9.

       A surrender or partial surrender may have adverse tax consequences.

Policy Loan Risks

       A Policy loan, whether or not repaid, will affect Policy Account value over time because we subtract the amount of the loan from the variable investment divisions and/or Guaranteed Interest Division as collateral, and this loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess interest credited to the Guaranteed Interest Division.

       We reduce the amount we pay on the Insured Person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

       If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

                                PORTFOLIO RISKS

       A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown under "Contact Information" on page 5.

       There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

       The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

       The first tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first ten Policy years, (3) change a Policy's Face Amount, or (4) transfer Policy Account value between investment divisions.

                                             Transaction Fees
----------------------------------------------------------------------------------------------------------
Charge          When Charge is Deducted        Maximum Guaranteed Charge            Current Charge
------     ---------------------------------- ----------------------------- -------------------------------
Premium    Upon receipt of each premium       5% of each premium payment    5% of each premium payment
Expense    payment                            up to the Target Premium for  up to the Target Premium for a
Charge                                        a Policy year/1/              Policy year/1/

Statutory  Upon receipt of each premium       3.5% of each premium          3.5% of each premium payment
Premium    payment                            payment
Taxes/2/

Surrender  Upon a full surrender or lapse     During Policy years 1-10,     Capped at a total limit of 50%
Charge/3/  in the first 10 Policy years.      50% of one Target Premium,    of one Target Premium, but
                                              with the maximum surrender    calculated as follows:
                                              charge decreasing 20%
           Also, in the event of a decrease   annually following the 6/th/  .25% of premiums paid
           in Face Amount before the end      Policy year                    during the first Policy year
           of the 10/th/ Policy year, we                                     up to one Target Premium;
           deduct a charge that is a portion                                 and
           of the surrender charge.
                                                                            .9.0% of additional
                                                                             premiums paid in Policy
                                                                             years 1 - 10, less any
                                                                             surrender charge
                                                                             previously deducted for a
                                                                             decrease in Face Amount

--------
/1/ The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.
/2/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate.
/3/  We assess a surrender charge only during the first 10 Policy years.

                                              Transaction Fees
-----------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
Charge                   When Charge is Deducted                Charge                  Current Charge
------               -------------------------------- ---------------------------- -------------------------
Partial Surrender    Upon partial surrender           The lesser of $25 or         $10
Processing Fee                                        2.0% of the partial
                                                      surrender amount

Face Amount          Upon each Face Amount            $1.50 for each $1,000 of     $1.50 for each $1,000 of
Increase Charge      increase                         Face Amount increase,        Face Amount Increase,
                                                      up to $300                   up to $300

Transfer Fee         Upon transfer                    $25 for each transfer/1/     $25 for each transfer/2/

Policy Owner         Upon a Policy Owner's            $25 for each illustration    $0
Additional           additional illustration request  request after the first
Illustration Charge                                   illustration request in any
                                                      Policy year

--------
/1/ At a maximum, we will charge $25 for each transfer after the fourth transfer in a Policy year.
/2/  Currently, the first 12 transfers in a Policy year are free of charge.

The next table describes the fees and expenses that you will pay during the time that you own the Policy, not including Fund fees and expenses.

                                             Periodic Charges
                                          (other than Fund fees
                                              and expenses)
----------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
Charge                    When Charge is Deducted              Charge                   Current Charge
------                  ----------------------------- --------------------------- ---------------------------
Administrative          Monthly, at the beginning of  $360 (deducted as $30 per   $360 (deducted as $30 per
Charge                  each Policy month             month, during the first 12  month, during the first 12
                                                      Policy months)              Policy months)

                                                      $144 (deducted as $12 per   $108 (deducted as $9 per
                                                      month, after the first 12   month, after the first 12
                                                      Policy months)              Policy months)

Cost of Insurance
Charge/1/

   Maximum Charge/2/    Monthly, at the beginning of  $27.50 per $1,000 of net    $27.50 per $1,000 of net
                        each Policy month             amount at risk/3/           amount at risk

   Minimum Charge/4/    Monthly, at the beginning of  $0.056 per $1,000 of net    $0.052 per $1,000 of net
                        each Policy month             amount at risk              amount at risk

   Example Charge       Monthly, at the beginning of  $0.22 per $1,000 of net     $0.11 per $1,000 of net
   for the first        each Policy month             amount at risk              amount at risk
   Policy year -
   for a 38 year
   old male,
   non-tobacco user
   with a Face
   Amount of
   $200,000

Mortality and           Daily                         annual effective rate of    annual effective rate of
Expense Risk Fee                                      0.75% of accumulation       0.75% of accumulation
                                                      value invested in variable  value invested in variable
                                                      investment divisions        investment divisions

--------
/1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy Information page of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.
/2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 94/th/ birthday. The policy anniversary nearest the insured person's 95/th/ birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, tobacco user, age 94, with a Face Amount of $100,000.
/3/ The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.
/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, non-tobacco user, age 11 at the Policy's date of issue, with a Face Amount of $200,000.

The next tables describe the fees and expenses that you will pay if you choose an optional benefit rider during the time that you own the Policy.

                                                Periodic Charges
                                         (optional benefit riders only)
-----------------------------------------------------------------------------------------------------------------
Optional Benefit Rider
Charge/1/                         When Charge is Deducted    Maximum Guaranteed Charge         Current Charge
----------------------          ---------------------------- --------------------------- ---------------------------
Accelerated Benefit             At the time the accelerated  $200                        $200
Settlement Option               death benefit is paid

Accidental Death Benefit

   Maximum Charge - for a       Monthly, at the beginning    $1.80 per $1,000 of rider   $1.80 per $1,000 of rider
   69 year old male or          of each Policy month         coverage amount per month   coverage amount per month
   female, any risk class
   and any Face Amount

   Minimum Charge - for a       Monthly, at the beginning    $0.84 per $1,000 of rider   $0.84 per $1,000 of rider
   40 year old male or          of each Policy month         coverage amount per month   coverage amount per month
   female, any risk class
   and any Face Amount

   Example Charge - for a       Monthly, at the beginning    $0.84 per $1,000 of rider   $0.84 per $1,000 of rider
   38 year old non-tobacco      of each Policy month         coverage amount per month   coverage amount per month
   user, with a Face Amount
   of $200,000 for the
   first Policy year

Children's Term Insurance       Monthly, at the beginning    $0.50 per $1,000 of rider   $0.50 per $1,000 of rider
                                of each Policy month         coverage amount per month   coverage amount per month

Additional Insured Term
Insurance

   Maximum Charge - for a       Monthly, at the beginning    $83.33 per $1,000 of rider  $26.11 per $1,000 of rider
   69 year old male,            of each Policy month         coverage amount per month   coverage amount per month
   non-tobacco user, with a
   Face Amount of $200,000
   for the first Policy year

   Minimum Charge - for a       Monthly, at the beginning    $0.68 per $1,000 of rider   $0.68 per $1,000 of rider
   10 year old female,          of each Policy month         coverage amount per month   coverage amount per month
   non-tobacco user, any
   Face Amount

   Example Charge - for a       Monthly, at the beginning    $2.58 per $1,000 of rider   $1.62 per $1,000 of rider
   38 year old male,            of each Policy month         coverage amount per month   coverage amount per month
   non-tobacco user, with a
   Face Amount of $200,000
   for the first Policy year

--------
/1/ Charges for the Additional Insured Term Insurance rider varies based on the insured's sex, age, risk class and Face Amount. Charges for the Accidental Death Benefit rider vary based on the Insured Person's age. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative.

                                                       Periodic Charges
                                                (optional benefit riders only)
----------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charge                 When Charge is Deducted         Maximum Guaranteed Charge     Current Charge
-----------------------------          -------------------------------------  -------------------------  ----------------------
Disability Waiver Benefit/1/

Maximum Charge - for a 59 year old     Monthly, at the beginning of each        44% of total monthly     22% of total monthly
male or female, any risk class and     Policy month                             deduction                deduction
any Face Amount

Minimum Charge - for a 20 year old     Monthly, at the beginning of each        7% of total monthly      2% of total monthly
male any risk class and any Face       Policy month                             deduction                deduction
Amount

Example Charge - for a 38 year old     Monthly, at the beginning of each        12% of total monthly     6.6% of total monthly
male, any risk class, with a Face      Policy month                             deduction                deduction
Amount of $200,000 for the first
Policy year

--------
/1/ Charges for the Disability Waiver Benefit rider varies based on the insured's sex, age, risk class and Face Amount. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative. Please consult your insurance representative or contact AGL for information about the charges for the optional benefit riders.

The next table describes the current Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2015. Current and future expenses for the Funds may be higher or lower than those shown.

                                          Annual Fund Fees and Expenses
                                (expenses that are deducted from the Fund assets)
Charge                                                                                             Maximum Minimum
------                                                                                             ------- -------
Total Annual Fund Operating Expenses for all the funds (expenses that are deducted from portfolio
  assets include management fees, distribution (12b-1) fees, and other expenses)/1/                 0.85%   0.10%

       Details concerning each Fund's specific fees and expenses are contained in the Fund's prospectus.
--------
/1/ Currently 12 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 28, 2017. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

American General Life Insurance Company

       We are American General Life Insurance Company ("AGL" or the "Company"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

       AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

       More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

       AGL is regulated for the benefit of Policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

Separate Account VUL-2

       After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See "Charges Under the Policy" beginning on page 42.

       We will invest the Policy Account in the Fidelity(R) VIP Government Money Market division until the fifteenth day after we issue the Policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions, or both, according to your instructions in the Policy application. These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

       We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VUL-2 (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

       The Separate Account also issues interests under EquiBuilder II variable universal life insurance policies, which have policy features that are similar to those of EquiBuilder III Policies but which have a different sales charge structure. We no longer sell policies having an interest in the Separate Account.

       The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners.

       Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

Guarantee of Insurance Obligations

       Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Interest Division, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment divisions available under the Policies. The Guarantee provides that Policy Owners can enforce the Guarantee directly.

       As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

       American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

Communication with AGL

       When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

       Administrative Center. The Administrative Center provides service to all Policy Owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

       E-Delivery, E-Service, Telephone Transactions and Written Transactions. There are several different ways to request and receive Policy services.

          E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/lifeinsurance and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

          E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aig.com/lifeinsurance, click the E-Service login link, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

          E-Service Transactions, Telephone Transactions and Written Transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 20).

       .  transfer of accumulation value;*

       .  change of allocation percentages for premium payments; *

       .  change of allocation percentages for Policy deductions; *

       .  telephone transaction privileges; *

       .  loan;*

       .  full surrender;

       .  partial surrender;*

       .  premium payments;**

       .  change of beneficiary or contingent beneficiary;

       .  loan repayments or loan interest payments;**

       .  change of death benefit Option or manner of death benefit payment;

       .  change in specified amount;

       . addition or cancellation of, or other action with respect to any benefit riders;

       .  election of a payment Option for Policy proceeds; and

       .  tax withholding elections.
--------
* These transactions are permitted by E-Service, by telephone or in writing. ** These transactions are permitted by E-Service or in writing.

       We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

       One-time Premium Payments Using E-Service. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

       Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Business Day and Close of Business" on page 47.

       Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

       Telephone Transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

       General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

Variable Investment Divisions

       We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund of Fidelity(R) VIP, MFS(R) VIT and MFS(R) VIT II. One or more of the Funds may sell its shares to other funds. Currently, you may invest premium payments in variable investment divisions investing in the following Funds.

                                                                                 Investment Advisor
Series                                       Fund Descriptions               (sub-advisor, if applicable)
------                                 ------------------------------- -----------------------------------------
Fidelity(R) VIP Asset Manager/SM/ -    High total return with          Fidelity Management & Research Company
Initial Class                          reduced risk                    (FMR) (FMR Co., Inc.)
                                                                       (Fidelity Investments Money Management,
                                                                       Inc.)
                                                                       (Other affiliates of FMR)
Fidelity(R) VIP Asset Manager:         Maximize total return           Fidelity Management & Research Company
Growth(R) - Initial Class                                              (FMR) (FMR Co., Inc.)
                                                                       (Fidelity Investments Money Management,
                                                                       Inc.)
                                                                       (Other affiliates of FMR)
Fidelity(R) VIP Contrafund(R) -        Long-term capital               Fidelity Management & Research Company
Initial Class                          appreciation                    (FMR) (FMR Co., Inc.)
                                                                       (Other affiliates of FMR)
Fidelity(R) VIP Equity-Income -        Reasonable income and           Fidelity Management & Research Company
Initial Class                          potential capital appreciation  (FMR) (FMR Co., Inc.)
                                                                       (Other affiliates of FMR)
Fidelity(R) VIP Government Money       High level of current income    Fidelity Management & Research Company
Market - Initial Class                 consistent with preservation    (FMR) (Fidelity Investments Money
                                       of capital and liquidity        Management, Inc.)
                                                                       (Other affiliates of FMR)
Fidelity(R) VIP Growth - Initial Class Capital appreciation            Fidelity Management & Research Company
                                                                       (FMR) (FMR Co., Inc.)
                                                                       (Other affiliates of FMR)
Fidelity(R) VIP High Income - Initial  High level of current income    Fidelity Management & Research Company
Class                                  while considering growth of     (FMR) (FMR Co., Inc.)
                                       capital                         (Other affiliates of FMR)
Fidelity(R) VIP Index 500 - Initial    Total return of common          Fidelity Management & Research Company
Class                                  stocks publicly traded in the   (FMR) (FMR Co., Inc.)
                                       United States, as represented   (Geode Capital Management, LLC)
                                       by the Standard & Poor's
                                       500(R) Index
Fidelity(R) VIP Investment Grade Bond  High level of current income    Fidelity Management & Research Company
- Initial Class                        consistent with preservation    (FMR) (Fidelity Investments Money
                                       of capital                      Management, Inc.)
                                                                       (Other affiliates of FMR)
Fidelity(R) VIP Overseas - Initial     Long-term growth of capital     Fidelity Management & Research Company
Class                                                                  (FMR) (FMR Co., Inc.)
                                                                       (Other affiliates of FMR)
MFS(R) VIT II Core Equity - Initial    Capital appreciation            Massachusetts Financial Services Company
Class                                                                  ("MFS")
MFS(R) VIT Growth - Initial Class      Capital appreciation            MFS
MFS(R) VIT Investors Trust - Initial   Capital appreciation            MFS
Class
MFS(R) VIT Research - Initial Class    Capital appreciation            MFS
MFS(R) VIT Total Return - Initial      Total return                    MFS
Class
MFS(R) VIT Utilities - Initial Class   Total return                    MFS

       From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

       You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the

Funds' prospectuses before you select any investment division. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment division, by itself, constitutes a balanced investment plan. A Fund's prospectus may be supplemented by the Fund's Investment Advisor. Please check the EquiBuilder III webpage at www.aig.com/_3789_533840.html to view your Fund prospectuses and their supplements.

       Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder III Policies. Currently, Massachusetts Financial Services Company, the investment advisor for MFS(R) VIT and MFS(R) VIT II, and Fidelity Management & Research Company ("FMR"), the investment advisor for Fidelity(R) VIP, pay us fees on an annualized basis, of a maximum of 0.35% of the aggregate net assets of each Fund attributable to the EquiBuilder III Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

Voting Rights of a Policy Owner

       We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

       .  vote to elect the Boards of Trustees of the Funds;

       .  vote to ratify the selection of independent auditors for the Funds;
          and

       . vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

       Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

       We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

       You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

       We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

       All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

       Examples of issues that require a portfolio-by-portfolio vote are:

       . changes in the fundamental investment Policy of a particular investment portfolio; or

       .  approval of an investment advisory agreement.

The Guaranteed Interest Division

       We invest any accumulation value you have allocated to our Guaranteed Interest Division as part of our general account assets. Unlike the Separate Account, our general account assets may be used to pay any liabilities of AGL in addition to those arising from the Policies. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1/2%. Although this interest increases the amount of any account value that you have in our Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under "Tables of Charges" beginning on page 11. The charges and expenses of the Funds shown under "Tables of Charges" do not apply to our Guaranteed Interest Division.

       You may transfer Policy Account value into the Guaranteed Interest Division at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Interest Division in a Policy year. Please see "Transfers from the Guaranteed Interest Division" on page 34.

Illustrations

       We may provide you with illustrations for your Policy's death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's fees and charges, the variable investment divisions' fees and charges, and your Policy loan and partial surrender history.

       Upon your request, we will provide a personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for each personalized illustration prepared if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

       Keep in mind as you review the following Policy features that we no longer sell EquiBuilder III Policies.

Age

       Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday".

Death Benefits

       We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

       . Option A - the greater of (i) the Policy's Face Amount and (ii) the required minimum death benefit; or

       . Option B - the greater of (i) the Policy's Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

       The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

       Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

                         TABLE OF DEATH BENEFITS BASED
                           ON POLICY ACCOUNT VALUES

Insured Person's Attained Age*                               40 or under   45   50   55   60   65   70   75   95
Minimum Death Benefit as a Percentage of the Policy Account          250% 215% 185% 150% 130% 120% 115% 105% 104%

*  The percentages are interpolated for ages that are not shown here.

       For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

       These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See "Federal Tax Considerations," on page 49.

       Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions.

       See "Policy Lapse and Reinstatement," on page 48. The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

       If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

Maturity Benefit

       If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

Policy Issuance Information

       When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

       We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

       No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

       See "Flexible Premium Payments" on page 25 of this prospectus, for additional information concerning procedures for obtaining a Policy.

Right to Examine

       You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

       A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

       .  10 days after you receive your Policy; or

       .  45 days after you sign Part 1 of the Policy application.

       If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

Flexible Premium Payments

       You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

       You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to "American General Life Insurance Company" or "AGL." Pay any additional premiums by check payable to "American General Life Insurance Company" or "AGL" and send them to our Administrative Center shown under "Contact Information" on page 5.

       We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Center. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

       Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," on page 49.

       If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

       We have filed a Statement of Additional Information ("SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Premium Payments and Transaction Requests in Good Order

       We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

       When we receive a premium payment or transaction request in good order, it will be treated as described in this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

       We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

Changes in EquiBuilder III Policies

       EquiBuilder III Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

       A reduction in Face Amount lessens emphasis on the Policy's insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See "Changing the Face Amount of Insurance," on page 27.

       A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy's Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See "Policy Account Transactions--Withdrawing Money from the Policy Account," on page 37.

       Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See "Flexible Premium Payments," on page 25.

       Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See "Changing the Face Amount of Insurance," on page 27.

       Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See "Flexible Premium Payments," on page 25.

Changing the Face Amount of Insurance

       Any time after the first Policy year while a Policy is in force, you may change your Policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

       For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

       Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge against the Policy Account for each Face Amount increase. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

       You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Charges under the Policy--Transaction Fees--Surrender Charge," on page 43.

       Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount. See "Policy Features--Death Benefits," on page 24.

       Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

       Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a MEC or may have other adverse tax consequences. See "Federal Tax Considerations," page 49.

Changing Death Benefit Options

       Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See "Charges under the Policy--Periodic Charges--Cost of Insurance Charge," on page 45.

       Changing the death benefit Option may have adverse tax consequences. You should consult a tax advisor before changing the death benefit Option.

       We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

When Face Amount and Death Benefit Changes Go Into Effect

       Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

       In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations" on page 49.

Reports To Policy Owners

       After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

       We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

Policy Periods, Anniversaries, Dates and Ages

       We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving Policy Owner requests, we are open for business at the same time that the NYSE is open for business.

       The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

       If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

       We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Fidelity(R) VIP Government Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Fidelity(R) VIP Government Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages. The first time that we assess charges and deductions under the Policy is as of the Register Date. See "Policy Features--Policy Issuance Information," on page 25, regarding the commencement of insurance coverage.

       The final Policy date is the Policy anniversary nearest the Insured Person's 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

                           ADDITIONAL BENEFIT RIDERS

       You may be eligible to add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider, other than the Accelerated Benefit Settlement Option Rider. You can cancel these benefit riders at any time. Some of the riders provide guaranteed benefits that are obligations against our general account assets and not of the Separate Account. See "The Guaranteed Interest Division" on page 23. Please see the "Tables of Charges" on page 11 of this prospectus for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. The following additional benefit riders are currently available:

Disability Waiver Benefit Rider

       With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. There is a charge for this rider. If the disability starts before the Policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues). You may later elect to terminate this rider. If you do so, the charge will cease.

Accidental Death Benefit Rider

       We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday. There is a charge for this rider. You may later elect to terminate this rider. If you do so, the charge will cease.

Children's Term Insurance Rider

       This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children. There is a charge for this rider. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first. You may terminate this rider at any time. If you do so, the charge will cease.

Term Insurance on an Additional Insured Person Rider

       This rider allows you to obtain term insurance for another person, such as the Insured Person's spouse. There is a charge for this rider. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy's Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person's age 70. You may later elect to terminate this rider. If you do so, the charge will cease.

Accelerated Benefit Settlement Option Rider

       This rider allows you to receive an accelerated benefit in the event the Insured Person becomes terminally ill or is confined to a nursing facility, as those terms are defined in the rider. In determining the accelerated benefit, we will adjust the death benefit to reflect the payment option you select, the Insured Person's sex and age, the length of time the Policy has been in force, our current assumptions as to the Insured Person's life expectancy, interest rates, cost of insurance rates, and administrative charges, and a processing charge of not over $200.

       This Accelerated Benefit Settlement Option Rider is available with EquiBuilder III Policies in those states where the rider has been approved. You can get information on approval of this rider in a particular state from us or from a registered representative authorized to sell the Policies. There is no premium charge for this rider, and you may not add the rider after we have issued a Policy. Receipt of an accelerated benefit may be subject to income tax. You should seek assistance from your personal tax advisor before electing a payment option under this rider.

                          POLICY ACCOUNT TRANSACTIONS

       The following transactions may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "Policy Features--Changes in EquiBuilder III Policies," on page 27. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 42.

E-Delivery, E-Service, Telephone Transactions and Written Transactions

       See page 19 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

Changing Premium and Deduction Allocation Percentages

       You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

Transfers of Policy Account Value Among Investment Divisions

       You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We consider your instruction to transfer from or to more than one investment division at the same time to be one transfer. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. To make a transfer, give us instructions at our Administrative Center, shown under "Contact Information" on page 5.

       If there is a charge for making a transfer, we will allocate the charge as described under "Charges under the Policy--Allocation of Policy Account Charges," on page 46. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

       A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

       Special rules apply to transfers from the Guaranteed Interest Division. See "Policy Account Transactions--Transfers from the Guaranteed Interest Division," on page 34.

Market Timing

       The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

       . dilution in the value of Fund shares underlying investment options of other Policy Owners;

       .  interference with the efficient management of the Fund's portfolio;
          and

       .  increased administrative costs.

       We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

       We are required to monitor the Policies to determine if a Policy Owner requests:

       . a transfer out of a variable investment division within two calendar weeks of an earlier transfer into that same variable investment division; or

       . a transfer into a variable investment division within two calendar weeks of an earlier transfer out of that same variable investment division; or

       . a transfer out of a variable investment division followed by a transfer into that same variable investment division, more than twice in any one calendar quarter; or

       . a transfer into a variable investment division followed by a transfer out of that same variable investment division, more than twice in any one calendar quarter.

       If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

       In most cases, transfers into and out of the money market investment division are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment division. We treat such transactions as if they are transfers directly into and out of the same variable investment division. For instance:

       (1)if a Policy Owner requests a transfer out of any variable investment division into the money market investment division, and

       (2)the same Policy Owner, within two calendar weeks requests a transfer out of the money market investment division back into that same variable investment division, then

       (3)the second transaction above is considered market timing.

       Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

       The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

       In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

Restrictions Initiated By the Funds and Information Sharing Obligations

       The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

       Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

       In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

Transfers from the Guaranteed Interest Division

       You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

Borrowing from the Policy Account

       At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations," on page 49, with respect to the federal income tax consequences of a loan.

Loan Requests

       Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

       If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

Policy Loan Interest

       Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

       The maximum rate is the greater of:

       .  5 1/2%; or

       . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

       If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

       We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

       Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

When Interest is Due

       Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

Repaying the Loan

       You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a loan repayment unless you include with the payment written instructions that we should apply it as a premium payment.

       We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the Fidelity(R) VIP Equity--Income Division, we will not allocate repayments to the Fidelity(R) VIP Equity--Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

The Effects of a Policy Loan on the Policy Account

       A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

       We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. The interest rate for loaned amounts in all years in the Guaranteed Interest Division will never be less than 4 1/2. Currently:

       . for the first ten Policy years, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, and

       . after the tenth Policy year, (a) the interest rate applied to Preferred Loan amounts (as defined below) in the Guaranteed Interest Division will be equal to the interest rate charged on the loan, minus any charge for taxes or reserves for taxes and (b) the interest rate for other loaned amounts in the Guaranteed Interest Division will be as set out in the first bullet.

       Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

       "Preferred Loans" are Policy loans made after the tenth Policy year which do not in the aggregate exceed a specified percentage of the cash surrender value. We will charge a lower interest rate on these loans. The maximum amount eligible for Preferred Loans for any year is:

       . 10% of your Policy Account value or "accumulation value" (which includes any amount we are holding in the Guaranteed Interest Division as collateral for your Policy loans) at the Policy anniversary; or

       . if less, your Policy's maximum remaining loan value at that Policy anniversary.

       We will always credit your Preferred Loan collateral amount at a guaranteed annual effective rate of 4 1/2%. We intend to set the rate of interest you are paying to the same 4 1/2% rate we credit to your Preferred Loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

      . will always be greater than or equal to the guaranteed Preferred Loan collateral rate of 4 1/2%; and

      .   will never exceed an annual effective rate of the greater of:

           (1)5 1/2%; or

           (2)the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. See "Policy Loan Interest" on page 34 for a description of the Published Monthly Average.

       The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Fidelity(R) VIP Government Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Fidelity(R) VIP Government Money Market division. However, the $1,000 earns interest at a declared interest rate.

       A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see "Policy Lapse and Reinstatement," on page 48 of this prospectus.

Withdrawing Money from the Policy Account

After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

       .  be at least $500;

       . not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

       . not cause the Policy to fail to qualify as life insurance under applicable law.

       You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the Fidelity(R) VIP Government Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

       When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Charges under the Policy--Allocation of Policy Account Charges," on page 46.

       A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "Policy Features--Death Benefits," on page 24.

       If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit Option B is in effect. See "Federal Tax Considerations," on page 49, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

Surrendering the Policy for Its Net Cash Surrender Value

       During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under "Charges under the Policy--Transaction Fees--Surrender Charge," on page 43. After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

       You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See "Federal Tax Considerations," on page 49, for the tax consequences of a surrender.

                                POLICY PAYMENTS

Payment Options

       We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

       The following payment options are generally available:

       Income Payments for a Fixed Period. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

       Life Income with Payments Guaranteed for a Fixed Term of Years. We will make payment at agreed intervals for a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

       Proceeds at Interest. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

       Fixed Amount. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

       We guarantee interest under the foregoing options at the rate of 3% a year.

       We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

       The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

       We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

       You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See "The Beneficiary," on page 39. Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

       We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

The Beneficiary

       You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

       At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

Assignment of a Policy

       You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax advisor before making an assignment.

Payment of Proceeds

       We generally will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Center, shown under "Contact Information" on page 5. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

       We may defer determination of values and payment for one or more of the following reasons:

       . We contest the Policy, or we are deciding whether or not to contest the Policy;

       .  the NYSE is closed other than weekend and holiday closings;

       .  trading on the NYSE is restricted;

       . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the value of the variable investment divisions is not reasonably practicable;

       .  the SEC by order so permits for the protection of Policy Owners; or

       . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

       We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

Delay Required under Applicable Law

       We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

       We have the right at any time to:

       . transfer the resulting balance in an investment division in accordance with any transfer request you make that reduces your accumulation value for that division to below $500;

       . transfer the entire balance in proportion to any other investment divisions you then are using, if the accumulation value in an investment division is below $500 for any other reason;

       . replace the underlying Fund that any investment division uses with another fund, subject to SEC and other required regulatory approvals;

       . add, delete or limit investment divisions, combine two or more investment divisions or withdraw assets relating to the Policies from one investment division and put them into another, subject to SEC and other required regulatory approvals;

       . operate the Separate Account under the direction of a committee or discharge such a committee at any time;

       .  change our underwriting and risk class guidelines;

       . operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

       . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                  VARIATIONS IN POLICY OR INVESTMENT DIVISION
                             TERMS AND CONDITIONS

       We have the right to make some variations in the terms and conditions of a Policy or its investment divisions. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

Policies Purchased Through "Internal Rollovers"

       We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

State Law Requirements

       AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

Expenses or Risks

       AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

Underlying Investments

       You will be notified as required by law if there are any material changes in the underlying investments of an investment division that you are using.

                           CHARGES UNDER THE POLICY

       Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the Fidelity(R) VIP Government Money Market division.

       The following information describes the charges under the Policy as shown beginning on page 11 in the "Tables of Charges" section. Please review both prospectus sections, and the Policy form itself for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the premium expense charge and the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

Transaction Fees

       Premium Expense Charge. We deduct 5% of each Policy premium payment we receive as a Premium Expense Charge. We deduct this charge for each premium paid during a Policy year until the total amount of premiums for that Policy year equal the Target Premium. We do not deduct a Premium Expense Charge for premiums that you pay during that Policy year which exceed the Target Premium. During the next Policy year, we will again deduct a Premium Expense Charge of 5% until total premiums paid during that Policy year equal the Target Premium.

       You can reduce aggregate Premium Expense Charges by concentrating premium payments in a few Policy years so that the premiums paid in each of those years exceed a Target Premium. However, concentrating premium payments during a Policy's early Policy years, and in particular during the first Policy year, may increase the surrender charge if you surrender your Policy or, in some instances, if you reduce your Policy's Face Amount or let it lapse during the first ten Policy years. In addition, concentrating premium payments during the first seven Policy years can increase the likelihood that a Policy will be considered a MEC. See "Federal Tax Considerations," on page 49.

       We deduct a Premium Expense Charge to recover some of the costs of distributing the EquiBuilder III Policies. These expenses include agents' commissions and printing prospectuses and sales literature. We do not profit from this charge.

       Statutory Premium Taxes. All states and certain other jurisdictions tax premium payments (the deduction is called a tax charge back if we issued your Policy in Oregon). Taxes currently range up to 3.5%. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

       Surrender Charge (for full surrenders). Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

       The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

       . 25% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

       . 9% of any additional premiums you pay during the first through tenth Policy years.

       Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected. The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.

                    Premium            Premium            Premium
                    Payment            Payment            Payment
     During Year  Assumptions Charge Assumptions Charge Assumptions Charge
     -----------  ----------- ------ ----------- ------ ----------- ------
         1          $3,000    $ 635     $2280    $ 570     $1140    $ 285
         2            3000      905      2280      775      3420      593
         3            3000     1140      2280      980      2280      790
         4            3000     1140      2280     1140      2280     1003
         5            3000     1140      2280     1140      2280     1140
         6            3000     1140      2280     1140      2280     1140
         7            3000      912      2280      912      2280      912
         8            3000      684      2280      684      2280      684
         9            3000      456      2280      456      2280      456
         10           3000      228      2280      228      2280      228

       We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

       Surrender Charge (for Face Amount decreases). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

       For example, assume that we issue a Policy for a male age 40 with a Face Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

       Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 [_] $200,00 = .5)

       Then multiply this fraction by the surrender charge in effect before the decrease.
              Pro rata surrender charge = .5 x $1,140 = $570.

       Thus, you would be charged $570 for decreasing the Face Amount of this Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.

       Partial Surrender Processing Fee. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions--Withdrawing Money from the Policy Account" on page 37.

       We do not charge a partial surrender processing fee for Face Amount decreases.

       Face Amount Increase Charge. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See "Policy Features--Changes in EquiBuilder III Policies," on page 27.

       Transfers. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we may charge up to $25 for each additional transfer in that Policy year. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions--Transfers of Policy Account Value Among Investment Divisions," on page 31. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

       Policy Owner Additional Illustration Charge. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee.

Periodic Charges

       At the beginning of each Policy month, we deduct the following charges from each Policy Account.

       Administrative Charge. At the beginning of each of the first 12 Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first 12 Policy months, the current charge will be $9 per month. We may raise this $9 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

       For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first 12 Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder III Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, other expenses, overhead, and communications with Policy Owners, such as regulatory mailings and responding to Policy Owners' requests.

       Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "Policy Features--Death Benefits," on page 24), the net amount at risk for the month will also rise.

       For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with the Insured Person's increasing age.

       We base the cost of insurance rates on the Insured Person's sex, age and risk class and the Face Amount of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the maximum guaranteed rates set forth in a particular Policy. We base the maximum guaranteed charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables.

       In Montana and Massachusetts cost of insurance rates will not vary based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See "Employee Benefit Plans" on page 8 of the SAI.

       Mortality and Expense Risk Charge. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder III Policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value--Determination of the Unit Value" on page 47.

       We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

       Fees and Expenses and Money Market Investment Division. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment division may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment division are less than the Policy's fees and expenses, the money market investment division's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment division will lose value.

       Optional Rider Charges. We will deduct the cost of any additional (optional) benefit riders on a monthly basis. We may change these charges, but each Policy contains tables showing the guaranteed maximum rates for all of these insurance costs. See "Tables of Charges" on page 11.

Annual Fund Expenses

       The value of the net assets of each variable investment division reflects the management fees and other expenses incurred by the corresponding Fund in which the variable investment division invests. For further information, consult the Funds' prospectuses and the "Tables of Charges"
section in this prospectus.

       We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the Maximum Guaranteed Charges shown in the "Tables of Charges". See also "Charges Under the Policy--Transaction Fees--Surrender Charge," on page 43.

Allocation of Policy Account Charges

       Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive your instructions in good order.

       We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                             POLICY ACCOUNT VALUE

       The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

       Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division" on page 23.

Amounts in the Variable Investment Divisions

       We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" on page 31 regarding the effective dates of Policy Account transactions.)

       The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

       You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

Business Day and Close of Business

       We compute unit values for each variable division on each day that the NYSE is open for business. We call each such day a "business day." We compute Policy values as of the time the NYSE closes on each business day, which usually is 3:00 p.m. Central time. We call this our "close of business." We are closed only on those holidays the NYSE is closed.

       Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any business day, however, we consider that we have received it on the business day following that business day. Any premium payments we receive after our close of business are held in our general account until the next business day.

Determination of the Unit Value

       The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

       We determine a net investment factor for each variable investment division every business day as follows:

       . First, each Fund produces a price per Fund share following each close of the NYSE and provides that price to us;

       . Next, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders);

       . Then, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

       . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

       . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

       . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

       Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                        POLICY LAPSE AND REINSTATEMENT

Lapse of the Policy

       If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay an amount of premium that we determine will cover estimated monthly charges for three months, plus any loan interest due, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

       If we receive at least the amount to cover three months' charges, plus any loan interest due, before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

       If we do not receive at least the amount to cover three months' charges, plus any loan interest due, within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

       If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

Reinstatement of the Policy

       You may reinstate your Policy within three years after it lapses if:

       .  you provide evidence that the Insured Person is still insurable; and

       . you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

       The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

                          FEDERAL TAX CONSIDERATIONS

       Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

       Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses you may have to pay income tax on a portion of any outstanding loan.

       Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and my include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

       Except as described in the Foreign Account Tax Compliance section on page 55 this discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

       General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and
(b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will at issue meet these requirements and that:

    . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

    . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

       The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

Testing for Modified Endowment Contract Status

       The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

       If, at any time during the first seven Policy years:

       .  you have paid a cumulative amount of premiums;

       . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

       . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

       then your Policy will be a modified endowment contract.

       Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

       If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

       We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

       A life insurance Policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

Other Effects of Policy Changes

       Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

Rider Benefits

       We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax advisor regarding the impact of any rider you may purchase.

Taxation of Pre-Death Distributions if Your Policy is not a Modified Endowment Contract

       As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

       After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

       On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

Taxation of Pre-Death Distributions if Your Policy is a Modified Endowment Contract

       If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

    . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

    . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

    . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

       For modified endowment contracts, your basis:

    .  is similar to the basis described above for other Policies; and

    . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

       A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply:

    .  to taxpayers 59 1/2 years of age or older;

    .  in the case of a disability (as defined in the Code); or

    . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

       If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

       Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy Lapses and Reinstatements

       A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

Diversification and Investor Control

       Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. The Separate Account, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

       The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within the Separate Account may cause the Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a Policy Owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of the Separate Account. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

Estate and Generation Skipping Taxes

       If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

       As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For 2015, the federal estate, gift and generation skipping tax exemptions increased to $5,430,000 ($10,860,000 for married couples). You should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

       The particular situation of each Policy Owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

Life Insurance in Split Dollar Arrangements

       The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner.

       In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

       Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

Pension and Profit-Sharing Plans

       If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

       The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

       There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax advisor.

Other Employee Benefit Programs

       Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

       Employers and employer-created trusts holding the policy may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). On April 14, 2015, the U.S. Department of Labor released a proposed Rule that redefines investment advice under ERISA. This Rule may impact the sale of life insurance policies to ERISA-governed plans. You should consult a qualified legal advisor.

Our Taxes

       We report the operations of the Separate Account in our federal income tax return, but we currently pay no income tax on the Separate Account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance Policy reserves. We currently make no charge to any Separate Account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes we incur that are allocable to the Policy.

       We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policy.

       Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

When We Withhold Income Taxes

       Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

       Note: In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

       Other withholding tax. Any owner not exempt from United States federal withholding tax should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

Tax Changes

       The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

       Foreign Account Tax Compliance ("FATCA"). An owner who is not a "United States person," which is defined under the Code to mean:

       .  a citizen or resident of the United States

       . a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

       . any estate or trust other than a foreign estate or foreign trust (see Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

       .  a person that meets the substantial presence test

       . any other person that is not a foreign person should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from the date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Policy owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

                 U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION

       On April 8, 2016 the United States Department of Labor published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply primarily to ERISA plans. While the new requirements generally will not impact your rights under your Policy, they may, however, affect recommendations made by your financial representative and your financial representative's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Policy, as well as recommendations for distributions and rollovers to/from the Policy where the Policy is in an ERISA plan. The initial compliance date for portions of the new regulation is April 10, 2017, while compliance with other portions of the regulation and guidance is required by January 1, 2018.

                 BUSINESS DISRUPTION AND CYBER SECURITY RISKS

       We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values ("AUVs"), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

                               LEGAL PROCEEDINGS

       There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

       Various lawsuits against the Company have arisen in the ordinary course of business. As of April 29, 2016, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

       The Financial Statements of AGL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at American General Life Insurance Company, VUL Administration, P.O. Box 305600, Nashville, Tennessee 37230-5600, or call us at 1-800-340-2765.

       Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("34 Act"), AGL does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

       Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment divisions and the Policy, please refer to the registration statements and exhibits.

                                  DEFINITIONS

Here are definitions of certain terms used in this prospectus:

Administrative Center--The address of the Administrative Center of AGL is VUL Administration, P.O. Box 305600, Nashville, Tennessee 37230-5600. See "Contact Information" on page 5.

Age--The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AGL, We, Our, Us--American General Life Insurance Company, a Texas stock life insurance company and the issuer of the EquiBuilder III individual flexible premium variable universal life insurance Policies described in this prospectus.

Face Amount--The face amount of insurance shown on the Policy Information page of a Policy. The Face Amount is the minimum death benefit payable under a Policy while the Policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the Policy and any due and unpaid charges.

Fund(s)--Portfolio(s) of Fidelity(R) Variable Insurance Products and MFS(R) Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund or Mutual Fund, and collectively, as the Funds or Mutual Funds.

Guaranteed Interest Division--A part of AGL's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by AGL.

Insured Person--The person whose life is insured under a Policy.

Policy Account--The sum of amounts allocated to the investment divisions of the Separate Account and AGL's Guaranteed Interest Division for a particular Policy.

Policy anniversary--An anniversary of the Register Date of a Policy while the Policy is in effect.

Policy month--A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a Policy is in effect.

Policy Owner, You, Your--The person designated as Policy Owner on the Policy Information page of a Policy.

Policy year--An annual period beginning on the Register Date and on each anniversary of the Register Date while the Policy is in effect.

Register Date--The date we issue a Policy or the date we receive a full initial premium payment, whichever is earlier.

SEC--The Securities and Exchange Commission.

Separate Account--Separate Account VUL-2, a segregated investment account of AGL established under the Insurance Laws of the State of Texas in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Statement of Additional Information--The Statement of Additional Information ("SAI") is a document, separate from this prospectus, that contains additional information about the EquiBuilder III Policies.

Target Premium--A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for each EquiBuilder III Policy is shown on the Policy Information page of the Policy.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

PRIVACY NOTICE

                                                                    Rev. 3/2016

FACTS WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL) AND THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US Life) DO WITH YOUR PERSONAL INFORMATION?

Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What? The types of personal information we collect and share depend on the product or service you have with us. This information can include:

           .  Social Security number and Medical Information

           .  Income and Credit History

           .  Payment History and Employment Information

       When you are no longer our customer, we continue to share your information as described in this notice.

How? All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons AGL and US Life choose to share; and whether you can limit this sharing.

 Reasons we can share your personal        Do AGL & US Life Can you limit this
 information                                    share?           sharing?

 For our everyday business purposes -            Yes                No
   such as to process your transactions,
   maintain your account(s), respond to
   court orders and legal investigations,
   conduct research including data
   analytics, or report to credit bureaus.

 For our marketing purposes - to offer           Yes                No
   our products and services to you

 For joint marketing with other financial        Yes                No
   companies

 For our affiliates' everyday business           Yes                No
   purposes - information about your
   transactions and experiences

 For our affiliates' everyday business           No           We don't share
   purposes - information about your
   creditworthiness

 For nonaffiliates to market to you              No           We don't share

Questions?  For AGL and US Life variable or index annuity contracts, call
            1-800-445-7862, or send a secure message via our website at www.aig.com/asc/eservice or write to us at: P. O. Box 15570, Amarillo, TX 79105-5570.

            For AGL and US Life variable universal life insurance policies, call 1-800-340-2765 or write to us at: VUL Administration, P. O. Box 305600, Nashville, TN 37230-5600.

            For AGL and US Life Corporate Markets Group or High Net Worth life policies or annuity contracts, call 1-888-222-4943 (AGL), 1-877-883-6596 (US Life) or 1-800-871-4536 (High Net Worth) or
            write to us at: Affluent and Corporate Markets Group, 2929 Allen Parkway - A35-50, Houston, TX 77019.

            For AGL and US Life single premium immediate variable annuity contracts, call 1-877-299-1724, email us at:
            immediateannuity@aig.com or write to us at: Group Annuity Admin Department, 405 King Street, 4th Floor, Wilmington, DE 19801.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                    Rev. 3/2016
                                                                         Page 2
Who we are
Who is providing this notice?   American General Life Insurance Company and
                                The United States Life Insurance Company in the City of New York.

What we do
How do AGL & US Life protect    To protect your personal information from
my personal information?        unauthorized access and use, we use security
                                measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

How do AGL & US Life collect    We collect your personal information, for
my personal information?        example, when you

                                .   Open an account or give us your contact
                                    information

                                .   Provide account information or make a
                                    wire transfer

                                .   Deposit money or close/surrender an
                                    account

                                We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?  Federal law gives you the right to limit only

                                .   sharing for affiliates' everyday
                                    business purposes - information about
                                    your creditworthiness

                                .   affiliates from using your information
                                    to market to you

                                .   sharing for nonaffiliates to market to
                                    you

                                State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates                      Companies related by common ownership or
                                control. They can be financial and
                                non-financial companies.

                                .   Our affiliates include the member
                                    companies of American International
                                    Group, Inc.

Nonaffiliates                   Companies not related by common ownership or
                                control. They can be financial and
                                nonfinancial companies.

                                .   AGL & US Life do not share with
                                    nonaffiliates so they can market to you.

Joint Marketing                 A formal agreement between nonaffiliated
                                financial companies that together market financial products or services to you.

                                .   Our joint marketing partners include
                                    companies with which we jointly offer
                                    insurance products, such as a bank.

Other important information

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the addresses indicated on the first page.

For Vermont Residents only. We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you, other than as permitted by Vermont law, unless you authorize us to make those disclosures. Additional information concerning our privacy policies can be found using the contact information above for Questions.

For California Residents only. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

For Nevada Residents only. We are providing this notice pursuant to state law. You may be placed on our internal Do Not Call List by calling the numbers referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: aginfo@ag.nv.gov. You may contact our customer service department by using the contact information referenced in the Questions section.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

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Not available for all products. Policies issued by American General Life Insurance Company (AGL) except in New York, where issued by The United States Life Insurance Company in the City of New York (US Life). Issuing companies AGL and US Life are responsible for financial obligations of insurance products and are members of American International Group, Inc. (AIG). Products may not be available in all states and product features may vary by state. For more information, contact Customer Service at VUL Administration, P.O. Box 305600, Nashville, TN 37230-5600. Phone number 800-340-2765 or for hearing impaired 888-436-5256.

AGLC105386 REV0116 (C)2016 AIG. All rights reserved.

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[LOGO]
For additional information about the         For E-Service and
EquiBuilder III Policies and the         E-Delivery, or to view and
Separate Account, you may request a         Print Policy or Fund
copy of the Statement of Additional       prospectuses visit us at
Information (the "SAI"), dated May 2,    www.aig.com/lifeinsurance
2016. We have filed the SAI with the
SEC and have incorporated it by
reference into this prospectus. You may
obtain a free copy of the SAI and the
Policy or Fund prospectuses if you
write us at our Administrative Center,
which is located at VUL Administration,
P.O. Box 305600, Nashville, Tennessee
37230-5600 or call us at
1-800-340-2765. You may also obtain the
SAI from your AGL representative
through which the Policies may be
purchased. Additional information about
the EquiBuilder III Policies, including
personalized illustrations of death
benefits, cash surrender values, and
Policy Account values is available
without charge to individuals
considering purchasing a Policy, upon
request to the same address or phone
number printed above. We may charge
current Policy Owners $25 per
illustration if they request more than
one personalized illustration in a
Policy year.

Information about the Separate Account,
including the SAI, can also be reviewed
and copied at the SEC's Office of
Investor Education and Advocacy in
Washington, D.C. Inquiries on the
operations of the Office of Investor
Education and Advocacy may be made by
calling the SEC at 1-202-942-8090.
Reports and other information about the
Separate Account are available on the
SEC's Internet site at
http://www.sec.gov and copies of this
information may be obtained, upon
payment of a duplicating fee, by
writing the Office of Investor
Education and Advocacy of the SEC, 100
F Street N.E., Washington, D.C. 20549.

Policies issued by:
American General Life Insurance Company
2727-A Allen Parkway, Houston, TX 77019

EquiBuilder III Flexible Premium
Variable Universal Life Insurance
Policy Form Number T1735

Not available in the state of New York

Distributed by AIG Capital Services,
Inc.
Member FINRA

The underwriting risks, financial
obligations and support functions
associated with the products issued by
American General Life Insurance Company
("AGL") are its responsibility. AGL is
responsible for its own financial
condition and contractual obligations
and is a member of American
International Group, Inc. ("AIG"). The
commitments under the Policies are
AGL's and AIG has no legal obligation
to back those commitments. AGL does not
solicit business in the state of
New York. The Policies are not
available in all states.

(C) 2016. American International Group,    ICA File No. 811-06366
Inc. All Rights Reserved

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VUL-2

                           EQUIBUILDER III POLICIES

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

               P.O. BOX 305600, NASHVILLE, TENNESSEE 37230-5600

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 2, 2016

       This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VUL-2 (the "Separate Account" or "Separate Account VUL-2") dated May 2, 2016, describing the EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

         GENERAL INFORMATION...................................... 3
            AGL................................................... 3
            Separate Account VUL-2................................ 3
            American Home Assurance Company....................... 4
         SERVICES................................................. 4
         MORE INFORMATION ON LAPSE OF THE POLICY.................. 4
         DISTRIBUTION OF THE POLICIES............................. 5
         ADDITIONAL INFORMATION................................... 5
            Material Conflicts.................................... 5
            Limits on AGL's Right to Challenge a Policy........... 6
            Special Purchase Plans................................ 7
            Underwriting Procedures and Cost of Insurance Charges. 7
            Employee Benefit Plans................................ 8
            Dividends............................................. 8
         ACTUARIAL EXPERT......................................... 8
         FINANCIAL STATEMENTS..................................... 8

                              GENERAL INFORMATION

AGL

       We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

       AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

       More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

       The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.


Separate Account VUL-2


       We hold the Fund shares in which any of your accumulation value is invested in Separate Account VUL-2. Separate Account VUL-2 is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

       For record keeping and financial reporting purposes, Separate Account VUL-2 is divided into 16 separate "divisions," all of which are available under the Policies offered by the prospectus as variable "investment options." All of these 16 divisions are also offered under another AGL policy. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

       The assets in Separate Account VUL-2 are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

       All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

       American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc.

                                   SERVICES

       AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

       AGLC was merged into AGL at the end of 2011. AIG now provides all of the services that were previously provided by AGLC. During 2015, 2014 and 2013, AGL paid AIG for these services $89,509,306, $89,509,007 and $89,508,560, respectively. AGL is reimbursed by the Affiliates at cost, to the extent the services apply to the Affiliates.

       We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                    MORE INFORMATION ON LAPSE OF THE POLICY

       A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

       If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer
Policy Account value between investment divisions while your Policy is in lapse.

                         DISTRIBUTION OF THE POLICIES

       The Policies are offered on a continuous basis through AIG Capital Services, Inc. ("ACS"), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the policies.

       We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

       Broker-dealers earn commissions on Policy sales of up to 90% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy that are not described in the Policy prospectus.

       Under the Public Disclosure Program, FINRA Regulation ("FINRA") provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

                            ADDITIONAL INFORMATION

       The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

Material Conflicts

       We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

       .  state insurance law or federal income tax law changes;

       .  investment management of an investment portfolio changes; or

       . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

       The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

       If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy Owners. This could mean delays or interruptions of the variable operations.

       When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Limits on AGL's Right to Challenge a Policy

       We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

       Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

       Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

       We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

       If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

       If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

       If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

Special Purchase Plans

       Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

Underwriting Procedures and Cost of Insurance Charges

       Cost of insurance charges for the Policies will not be the same for all Policy Owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy Owner pays a cost of insurance charge related to the Insured Person's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the Insured Person and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all Insured Persons would discriminate unfairly in favor of those Insured Persons representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy Owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy Owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among Insured Persons, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

       Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting.

Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

Employee Benefit Plans

       Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the Policies for use in connection with qualified plans or trusts under federal tax laws.

Dividends

       We pay no dividends on the Policies offered by this Prospectus.

                               ACTUARIAL EXPERT


       Actuarial matters have been examined by Tim Donovan, who is Chief Life Pricing Actuary - Life, Health and Disability of AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.


                             FINANCIAL STATEMENTS

       PricewaterhouseCoopers LLP, located at 1000 Louisiana Street,
Suite 5800, Houston, Texas 77002, serves as the independent registered public accounting firm for the Separate Account VUL-2 and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of American Home.

       You may obtain a free copy of these financial statements if you write us at our VUL Administration Department or call at 1-800-340-2765. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

       The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

       . Audited Financial Statements of Separate Account VUL-2 of American General Life Insurance Company for the year ended December 31, 2015.

       . Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2015, 2014 and 2013.

       . Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2015, 2014 and 2013.

       The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

       You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

American General
Life Companies

                                              Variable Universal Life Insurance
                                                         Separate Account VUL-2

                                                                           2015

                                                                  Annual Report

                                                              December 31, 2015

                                        American General Life Insurance Company

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company and the Contract Owners of its separate account, Separate Account VUL-2:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting Separate Account VUL-2 (the "Separate Account"), a separate account of American General Life Insurance Company, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the mutual fund companies and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 28, 2016

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2015

                                                                                 Due from (to)
                                                                  Investment    American General
                                                                securities - at  Life Insurance
Divisions                                                         fair value        Company      Net Assets
---------                                                       --------------- ---------------- -----------
Fidelity VIP Asset Manager Portfolio - Initial Class              $11,773,211         $--        $11,773,211
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class        7,173,810          --          7,173,810
Fidelity VIP Contrafund Portfolio - Initial Class                  35,952,951          --         35,952,951
Fidelity VIP Equity-Income Portfolio - Initial Class               29,944,360          --         29,944,360
Fidelity VIP Growth Portfolio - Initial Class                      51,286,916          --         51,286,916
Fidelity VIP High Income Portfolio - Initial Class                  2,188,608          --          2,188,608
Fidelity VIP Index 500 Portfolio - Initial Class                   34,116,797          --         34,116,797
Fidelity VIP Investment Grade Bond Portfolio - Initial Class        3,211,240          --          3,211,240
Fidelity VIP Government Money Market Portfolio - Initial Class      2,165,680          --          2,165,680
Fidelity VIP Overseas Portfolio - Initial Class                     7,910,816          --          7,910,816
MFS VIT II Core Equity Portfolio - Initial Class                    6,293,859          --          6,293,859
MFS VIT Growth Series - Initial Class                              12,660,118          --         12,660,118
MFS VIT Investors Trust Series - Initial Class                      2,991,568          --          2,991,568
MFS VIT Research Series - Initial Class                             5,014,777          --          5,014,777
MFS VIT Total Return Series - Initial Class                         4,749,235          --          4,749,235
MFS VIT Utilities Series - Initial Class                            8,285,488          --          8,285,488

                            See accompanying notes.

                                   VUL-2 - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2015

                                                                                                  Net change in    Increase
                                           Mortality and                                            unrealized   (decrease) in
                                            expense risk     Net                    Capital gain   appreciation   net assets
                                Dividends       and       investment  Net realized  distributions (depreciation)   resulting
                               from mutual administrative   income   gain (loss) on  from mutual        of           from
Divisions                         funds       charges       (loss)    investments       funds      investments    operations
---------                      ----------- -------------- ---------- -------------- ------------- -------------- -------------
Fidelity VIP Asset Manager
  Portfolio - Initial Class    $  194,865    $ (96,424)   $  98,441    $  211,808    $  897,749    $(1,254,328)   $   (46,330)
Fidelity VIP Asset Manager:
  Growth Portfolio - Initial
  Class                            91,169      (58,989)      32,180       281,307         4,553       (354,424)       (36,384)
Fidelity VIP Contrafund
  Portfolio - Initial Class       386,102     (287,830)      98,272     1,475,952     3,458,538     (5,020,639)        12,123
Fidelity VIP Equity-Income
  Portfolio - Initial Class     1,009,883     (246,721)     763,162       801,918     3,129,924     (6,205,952)    (1,510,948)
Fidelity VIP Growth Portfolio
  - Initial Class                 133,628     (393,893)    (260,265)    2,389,455     1,622,685       (513,279)     3,238,596
Fidelity VIP High Income
  Portfolio - Initial Class       154,057      (18,011)     136,046       (11,908)           --       (219,618)       (95,480)
Fidelity VIP Index 500
  Portfolio - Initial Class       696,912     (269,544)     427,368     1,609,256        23,807     (1,834,019)       226,412
Fidelity VIP Investment Grade
  Bond Portfolio - Initial
  Class                            85,079      (25,312)      59,767       (27,759)        2,706        (77,450)       (42,736)
Fidelity VIP Government Money
  Market Portfolio - Initial
  Class                               593      (16,283)     (15,690)           --            --             --        (15,690)
Fidelity VIP Overseas
  Portfolio - Initial Class       111,238      (63,333)      47,905       173,102         8,209         19,457        248,673
MFS VIT Core Equity Series -
  Initial Class                    66,346      (12,386)      53,960     2,631,075       352,969     (2,883,859)       154,145
MFS VIT II Core Equity
  Portfolio - Initial Class        36,497      (36,615)        (118)      (18,139)      502,284       (682,334)      (198,307)
MFS VIT Growth Series -
  Initial Class                    19,951      (96,569)     (76,618)      548,162       694,302       (325,174)       840,672
MFS VIT Investors Trust
  Series - Initial Class           28,479      (23,489)       4,990        92,460       334,914       (445,569)       (13,205)
MFS VIT Research Series -
  Initial Class                    38,044      (39,327)      (1,283)      182,291       392,501       (563,753)         9,756
MFS VIT Total Return Series -
  Initial Class                   130,132      (37,806)      92,326       148,627       185,119       (476,092)       (50,020)
MFS VIT Utilities Series -
  Initial Class                   408,600      (74,694)     333,906       298,968       674,789     (2,828,985)    (1,521,322)

                            See accompanying notes.

                                   VUL-2 - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

SCHEDULES OF PORTFOLIO INVESTMENTS
December 31, 2015

                                                                          Net Asset
                                                                          Value Per Value of Shares Cost of Shares
Divisions                                                        Shares     Share    at Fair Value       Held      Level /(1)/
---------                                                       --------- --------- --------------- -------------- ----------
Fidelity VIP Asset Manager Portfolio - Initial Class              747,031  $ 15.76    $11,773,211    $11,166,325       1
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class      379,366    18.91      7,173,810      5,590,231       1
Fidelity VIP Contrafund Portfolio - Initial Class               1,059,934    33.92     35,952,951     26,154,944       1
Fidelity VIP Equity-Income Portfolio - Initial Class            1,463,556    20.46     29,944,360     28,419,511       1
Fidelity VIP Growth Portfolio - Initial Class                     780,029    65.75     51,286,916     28,919,813       1
Fidelity VIP High Income Portfolio - Initial Class                442,143     4.95      2,188,608      2,526,124       1
Fidelity VIP Index 500 Portfolio - Initial Class                  165,271   206.43     34,116,797     22,229,148       1
Fidelity VIP Investment Grade Bond Portfolio - Initial Class      259,599    12.37      3,211,240      3,390,913       1
Fidelity VIP Government Money Market Portfolio - Initial Class  2,165,680     1.00      2,165,680      2,165,680       1
Fidelity VIP Overseas Portfolio - Initial Class                   414,613    19.08      7,910,816      6,749,117       1
MFS VIT II Core Equity Portfolio - Initial Class                  295,764    21.28      6,293,859      6,976,193       1
MFS VIT Growth Series - Initial Class                             315,164    40.17     12,660,118      8,192,373       1
MFS VIT Investors Trust Series - Initial Class                    112,550    26.58      2,991,568      2,398,552       1
MFS VIT Research Series - Initial Class                           187,960    26.68      5,014,777      3,754,798       1
MFS VIT Total Return Series - Initial Class                       210,143    22.60      4,749,235      4,051,674       1
MFS VIT Utilities Series - Initial Class                          324,158    25.56      8,285,488      8,446,283       1

/(1)/Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

                                   VUL-2 - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2015 and 2014

                                                                            Divisions
                                         ------------------------------------------------------------------------------
                                         Fidelity VIP Asset  Fidelity VIP Asset     Fidelity VIP        Fidelity VIP
                                               Manager         Manager: Growth       Contrafund         Equity-Income
                                         Portfolio - Initial Portfolio - Initial Portfolio - Initial Portfolio - Initial
                                                Class               Class               Class               Class
For the Year Ended December 31, 2015

OPERATIONS:
   Net investment income (loss)              $    98,441         $   32,180          $    98,272         $   763,162
   Net realized gain (loss) on
     investments                                 211,808            281,307            1,475,952             801,918
   Capital gain distributions from
     mutual funds                                897,749              4,553            3,458,538           3,129,924
   Net change in unrealized
     appreciation (depreciation) of
     investments                              (1,254,328)          (354,424)          (5,020,639)         (6,205,952)
                                             -----------         ----------          -----------         -----------
Increase (decrease) in net assets
  resulting from operations                      (46,330)           (36,384)              12,123          (1,510,948)
                                             -----------         ----------          -----------         -----------

PRINCIPAL TRANSACTIONS:
   Net premiums                                  935,551            596,698            2,015,737           2,251,575
   Net transfers from (to) other
     Divisions or fixed rate option             (131,687)          (183,490)            (441,615)           (282,611)
   Cost of insurance and other charges        (1,230,491)          (668,644)          (2,426,931)         (2,823,976)
   Policy loans                                 (119,242)           (14,755)            (233,632)           (150,071)
   Death benefits                               (113,824)           (37,372)            (185,404)           (292,453)
   Withdrawals                                  (828,989)          (471,448)          (2,330,699)         (2,360,484)
                                             -----------         ----------          -----------         -----------
Increase (decrease) in net assets
  resulting from principal transactions       (1,488,682)          (779,011)          (3,602,544)         (3,658,020)
                                             -----------         ----------          -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,535,012)          (815,395)          (3,590,421)         (5,168,968)

NET ASSETS:
   Beginning of year                          13,308,223          7,989,205           39,543,372          35,113,328
                                             -----------         ----------          -----------         -----------
   End of year                               $11,773,211         $7,173,810          $35,952,951         $29,944,360
                                             ===========         ==========          ===========         ===========

For the Year Ended December 31, 2014

OPERATIONS:
   Net investment income (loss)              $    99,050         $   25,605          $    76,241         $   722,115
   Net realized gain (loss) on
     investments                                 233,963            221,884            1,472,220           1,001,106
   Capital gain distributions from
     mutual funds                                638,191              6,293              771,462             486,669
   Net change in unrealized
     appreciation (depreciation) of
     investments                                (287,274)           159,901            1,779,154             490,560
                                             -----------         ----------          -----------         -----------
Increase (decrease) in net assets
  resulting from operations                      683,930            413,683            4,099,077           2,700,450
                                             -----------         ----------          -----------         -----------

PRINCIPAL TRANSACTIONS:
   Net premiums                                  965,600            654,631            2,148,910           2,418,144
   Net transfers from (to) other
     Divisions or fixed rate option              (43,092)           (27,058)             (89,973)            (94,980)
   Cost of insurance and other charges        (1,278,182)          (709,217)          (2,504,292)         (2,952,762)
   Policy loans                                    3,608              6,360             (273,729)           (126,300)
   Death benefits                                (77,568)           (26,510)            (262,712)           (267,782)
   Withdrawals                                  (724,706)          (512,118)          (2,500,671)         (2,213,745)
                                             -----------         ----------          -----------         -----------
Increase (decrease) in net assets
  resulting from principal transactions       (1,154,340)          (613,912)          (3,482,467)         (3,237,425)
                                             -----------         ----------          -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (470,410)          (200,229)             616,610            (536,975)

NET ASSETS:
   Beginning of year                          13,778,633          8,189,434           38,926,762          35,650,303
                                             -----------         ----------          -----------         -----------
   End of year                               $13,308,223         $7,989,205          $39,543,372         $35,113,328
                                             ===========         ==========          ===========         ===========

                            See accompanying notes.

                                   VUL-2 - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2015 and 2014

                                                               Divisions
                               -------------------------------------------------------------------------
                                  Fidelity VIP                                             Fidelity VIP
                                     Growth        Fidelity VIP High  Fidelity VIP Index Investment Grade
                               Portfolio - Initial Income Portfolio -  500 Portfolio -   Bond Portfolio -
                                      Class          Initial Class      Initial Class     Initial Class
For the Year Ended
  December 31, 2015

OPERATIONS:
   Net investment income
     (loss)                        $  (260,265)        $  136,046        $   427,368        $   59,767
   Net realized gain (loss)
     on investments                  2,389,455            (11,908)         1,609,256           (27,759)
   Capital gain distributions
     from mutual funds               1,622,685                 --             23,807             2,706
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                      (513,279)          (219,618)        (1,834,019)          (77,450)
                                   -----------         ----------        -----------        ----------
Increase (decrease) in net
  assets resulting from
  operations                         3,238,596            (95,480)           226,412           (42,736)
                                   -----------         ----------        -----------        ----------

PRINCIPAL TRANSACTIONS:
   Net premiums                      3,345,899            197,245          2,452,694           295,364
   Net transfers from (to)
     other Divisions or fixed
     rate option                       (33,920)           (10,157)          (385,489)           66,689
   Cost of insurance and
     other charges                  (4,001,316)          (251,658)        (2,804,952)         (381,916)
   Policy loans                       (295,092)            (9,470)          (181,197)          (11,567)
   Death benefits                     (308,288)           (22,537)          (183,411)          (17,268)
   Withdrawals                      (3,120,580)           (68,220)        (2,494,490)         (231,216)
                                   -----------         ----------        -----------        ----------
Increase (decrease) in net
  assets resulting from
  principal transactions            (4,413,297)          (164,797)        (3,596,845)         (279,914)
                                   -----------         ----------        -----------        ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        (1,174,701)          (260,277)        (3,370,433)         (322,650)

NET ASSETS:
   Beginning of year                52,461,617          2,448,885         37,487,230         3,533,890
                                   -----------         ----------        -----------        ----------
   End of year                     $51,286,916         $2,188,608        $34,116,797        $3,211,240
                                   ===========         ==========        ===========        ==========
For the Year Ended
  December 31, 2014

OPERATIONS:
   Net investment income
     (loss)                        $  (299,902)        $  125,278        $   315,314        $   50,136
   Net realized gain (loss)
     on investments                  2,363,196             (1,442)         1,264,946           (40,310)
   Capital gain distributions
     from mutual funds                      --                 --             32,656             1,453
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                     3,198,584           (107,719)         2,756,865           170,389
                                   -----------         ----------        -----------        ----------
Increase (decrease) in net
  assets resulting from
  operations                         5,261,878             16,117          4,369,781           181,668
                                   -----------         ----------        -----------        ----------

PRINCIPAL TRANSACTIONS:
   Net premiums                      3,512,097            213,869          2,650,967           319,062
   Net transfers from (to)
     other Divisions or fixed
     rate option                      (264,857)           (87,402)           (48,748)           39,932
   Cost of insurance and
     other charges                  (4,120,789)          (278,759)        (2,920,456)         (405,841)
   Policy loans                       (279,705)           (21,543)          (158,852)          (43,971)
   Death benefits                     (396,555)            (9,540)          (215,069)          (32,060)
   Withdrawals                      (3,355,657)          (188,155)        (2,335,732)         (267,458)
                                   -----------         ----------        -----------        ----------
Increase (decrease) in net
  assets resulting from
  principal transactions            (4,905,466)          (371,530)        (3,027,890)         (390,336)
                                   -----------         ----------        -----------        ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                           356,412           (355,413)         1,341,891          (208,668)

NET ASSETS:
   Beginning of year                52,105,205          2,804,298         36,145,339         3,742,558
                                   -----------         ----------        -----------        ----------
   End of year                     $52,461,617         $2,448,885        $37,487,230        $3,533,890
                                   ===========         ==========        ===========        ==========

                            See accompanying notes.

                                   VUL-2 - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2015 and 2014

                                                                                    Divisions
                                                   --------------------------------------------------------------------------
                                                      Fidelity VIP
                                                       Government         Fidelity VIP                         MFS VIT II
                                                      Money Market          Overseas        MFS VIT Core       Core Equity
                                                   Portfolio - Initial Portfolio - Initial Equity Series - Portfolio - Initial
                                                          Class               Class         Initial Class         Class
For the Year Ended December 31, 2015

OPERATIONS:
   Net investment income (loss)                        $  (15,690)         $    47,905       $    53,960       $     (118)
   Net realized gain (loss) on investments                     --              173,102         2,631,075          (18,139)
   Capital gain distributions from mutual funds                --                8,209           352,969          502,284
   Net change in unrealized appreciation
     (depreciation) of investments                             --               19,457        (2,883,859)        (682,334)
                                                       ----------          -----------       -----------       ----------
Increase (decrease) in net assets resulting from
  operations                                              (15,690)             248,673           154,145         (198,307)
                                                       ----------          -----------       -----------       ----------

PRINCIPAL TRANSACTIONS:
   Net premiums                                           390,897              671,497           115,920          354,904
   Net transfers from (to) other Divisions or
     fixed rate option                                    610,901              (27,586)       (7,073,661)       7,006,403
   Cost of insurance and other charges                   (443,633)            (754,802)         (129,500)        (402,548)
   Policy loans                                           (14,427)             (14,596)           (1,719)         (67,295)
   Death benefits                                          (2,506)             (30,252)             (986)         (16,319)
   Withdrawals                                           (567,679)            (503,709)          (60,596)        (382,979)
                                                       ----------          -----------       -----------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (26,447)            (659,448)       (7,150,542)       6,492,166
                                                       ----------          -----------       -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (42,137)            (410,775)       (6,996,397)       6,293,859

NET ASSETS:
   Beginning of year                                    2,207,817            8,321,591         6,996,397               --
                                                       ----------          -----------       -----------       ----------
   End of year                                         $2,165,680          $ 7,910,816       $        --       $6,293,859
                                                       ==========          ===========       ===========       ==========

For the Year Ended December 31, 2014

OPERATIONS:
   Net investment income (loss)                        $  (17,889)         $    50,469       $     1,416       $       --
   Net realized gain (loss) on investments             $       --              211,306           327,857               --
   Capital gain distributions from mutual funds                --                2,417                --               --
   Net change in unrealized appreciation
     (depreciation) of investments                             --           (1,106,895)          349,796               --
                                                       ----------          -----------       -----------       ----------
Increase (decrease) in net assets resulting from
  operations                                              (17,889)            (842,703)          679,069               --
                                                       ----------          -----------       -----------       ----------

PRINCIPAL TRANSACTIONS:
   Net premiums                                           367,370              712,252           500,805               --
   Net transfers from (to) other Divisions or
     fixed rate option                                    166,390             (149,680)           29,006               --
   Cost of insurance and other charges                   (452,489)            (787,230)         (543,694)              --
   Policy loans                                           (10,680)             (81,223)         (106,795)              --
   Death benefits                                          (4,640)             (10,904)          (12,159)              --
   Withdrawals                                           (460,743)            (567,642)         (536,267)              --
                                                       ----------          -----------       -----------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (394,792)            (884,427)         (669,104)              --
                                                       ----------          -----------       -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (412,681)          (1,727,130)            9,965               --

NET ASSETS:
   Beginning of year                                    2,620,498           10,048,721         6,986,432               --
                                                       ----------          -----------       -----------       ----------
   End of year                                         $2,207,817          $ 8,321,591       $ 6,996,397       $       --
                                                       ==========          ===========       ===========       ==========

                            See accompanying notes.

                                   VUL-2 - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2015 and 2014

                                                          Divisions
                               --------------------------------------------------------------
                                                    MFS VIT         MFS VIT
                                MFS VIT Growth  Investors Trust    Research     MFS VIT Total
                               Series - Initial Series - Initial   Series -    Return Series -
                                    Class            Class       Initial Class  Initial Class
For the Year Ended
  December 31, 2015

OPERATIONS:
   Net investment income
     (loss)                      $   (76,618)      $    4,990     $   (1,283)    $   92,326
   Net realized gain (loss)
     on investments                  548,162           92,460        182,291        148,627
   Capital gain distributions
     from mutual funds               694,302          334,914        392,501        185,119
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                    (325,174)        (445,569)      (563,753)      (476,092)
                                 -----------       ----------     ----------     ----------
Increase (decrease) in net
  assets resulting from
  operations                         840,672          (13,205)         9,756        (50,020)
                                 -----------       ----------     ----------     ----------

PRINCIPAL TRANSACTIONS:
   Net premiums                      854,143          194,031        381,870        399,980
   Net transfers from (to)
     other Divisions or fixed
     rate option                     (62,784)           5,359        (16,169)        78,930
   Cost of insurance and
     other charges                  (933,282)        (235,539)      (425,498)      (429,768)
   Policy loans                      (40,408)         (29,166)       (42,233)       (14,675)
   Death benefits                    (52,119)         (35,621)       (34,412)       (75,062)
   Withdrawals                      (845,149)         (86,821)      (225,115)      (362,446)
                                 -----------       ----------     ----------     ----------
Increase (decrease) in net
  assets resulting from
  principal transactions          (1,079,599)        (187,757)      (361,557)      (403,041)
                                 -----------       ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        (238,927)        (200,962)      (351,801)      (453,061)

NET ASSETS:
   Beginning of year              12,899,045        3,192,530      5,366,578      5,202,296
                                 -----------       ----------     ----------     ----------
   End of year                   $12,660,118       $2,991,568     $5,014,777     $4,749,235
                                 ===========       ==========     ==========     ==========
For the Year Ended
  December 31, 2014

OPERATIONS:
   Net investment income
     (loss)                      $   (82,343)      $    6,028     $    3,645     $   58,688
   Net realized gain (loss)
     on investments                  521,854          144,463        223,245        142,193
   Capital gain distributions
     from mutual funds               842,598          242,389        393,744        136,388
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                    (289,796)         (86,235)      (145,296)        51,116
                                 -----------       ----------     ----------     ----------
Increase (decrease) in net
  assets resulting from
  operations                         992,313          306,645        475,338        388,385
                                 -----------       ----------     ----------     ----------

PRINCIPAL TRANSACTIONS:
   Net premiums                      914,228          210,356        391,000        437,705
   Net transfers from (to)
     other Divisions or fixed
     rate option                     (51,990)         (36,816)        (8,013)        48,261
   Cost of insurance and
     other charges                  (964,915)        (247,973)      (438,750)      (463,391)
   Policy loans                      (91,865)         (29,944)       (28,887)       (10,618)
   Death benefits                    (39,857)         (11,449)       (15,812)       (28,204)
   Withdrawals                      (834,951)        (195,004)      (369,141)      (378,809)
                                 -----------       ----------     ----------     ----------
Increase (decrease) in net
  assets resulting from
  principal transactions          (1,069,350)        (310,830)      (469,603)      (395,056)
                                 -----------       ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                         (77,037)          (4,185)         5,735         (6,671)

NET ASSETS:
   Beginning of year              12,976,082        3,196,715      5,360,843      5,208,967
                                 -----------       ----------     ----------     ----------
   End of year                   $12,899,045       $3,192,530     $5,366,578     $5,202,296
                                 ===========       ==========     ==========     ==========

                            See accompanying notes.

                                   VUL-2 - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2015 and 2014

                                   Divisions
                               -----------------
                               MFS VIT Utilities
                               Series - Initial
                                     Class
For the Year Ended
  December 31, 2015

OPERATIONS:
   Net investment income
     (loss)                       $   333,906
   Net realized gain (loss)
     on investments                   298,968
   Capital gain distributions
     from mutual funds                674,789
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                   (2,828,985)
                                  -----------
Increase (decrease) in net
  assets resulting from
  operations                       (1,521,322)
                                  -----------

PRINCIPAL TRANSACTIONS:
   Net premiums                       565,664
   Net transfers from (to)
     other Divisions or fixed
     rate option                     (293,581)
   Cost of insurance and
     other charges                   (671,812)
   Policy loans                       (23,443)
   Death benefits                     (79,145)
   Withdrawals                       (529,194)
                                  -----------
Increase (decrease) in net
  assets resulting from
  principal transactions           (1,031,511)
                                  -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                       (2,552,833)

NET ASSETS:
   Beginning of year               10,838,321
                                  -----------
   End of year                    $ 8,285,488
                                  ===========

For the Year Ended
  December 31, 2014

OPERATIONS:
   Net investment income
     (loss)                       $   146,313
   Net realized gain (loss)
     on investments                   296,586
   Capital gain distributions
     from mutual funds                400,693
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                      370,891
                                  -----------
Increase (decrease) in net
  assets resulting from
  operations                        1,214,483
                                  -----------

PRINCIPAL TRANSACTIONS:
   Net premiums                       591,172
   Net transfers from (to)
     other Divisions or fixed
     rate option                      140,979
   Cost of insurance and
     other charges                   (698,123)
   Policy loans                       (84,023)
   Death benefits                     (40,918)
   Withdrawals                       (662,104)
                                  -----------
Increase (decrease) in net
  assets resulting from
  principal transactions             (753,017)
                                  -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          461,466

NET ASSETS:
   Beginning of year               10,376,855
                                  -----------
   End of year                    $10,838,321
                                  ===========

                            See accompanying notes.

                                   VUL-2 - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

Separate Account VUL-2 (the "Separate Account") was established on
September 30, 1991 to fund variable universal life insurance policies issued by The American Franklin Life Insurance Company ("AMFLIC"). On December 31, 2002, AMFLIC merged with and into its parent company, The Franklin Life Insurance Company ("Franklin"). This was followed by an immediate merger of Franklin with and into an affiliate, American General Life Insurance Company ("the Company" or "American General").

As a result of the mergers, the Company became the depositor of the Separate Account, and its assets are the property of the Company. The Company is now responsible for all policies funded through the Separate Account. The mergers did not affect the rights of the policy owners.

The following products are included in the Separate Account: EquiBuilder II and EquiBuilder III. EquiBuilder II and EquiBuilder III policies are no longer offered for sale.

The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

         Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
      Fidelity(R) VIP Asset Manager: Growth(R) Portfolio - Initial Class
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
            Fidelity(R) VIP Equity-Income Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
              Fidelity(R) VIP Index 500 Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
       Fidelity(R) VIP Government Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

              MFS(R) Variable Insurance Trust/SM/ ("MFS(R) VIT"):
              MFS(R) VIT II Core Equity Portfolio - Initial Class
                   MFS(R) VIT Growth Series - Initial Class
               MFS(R) VIT Investors Trust Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class
                MFS(R) VIT Total Return Series - Initial Class
                  MFS(R) VIT Utilities Series - Initial Class

In addition to the Divisions above, policy owners may allocate policy funds to a fixed account, which is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

                                  VUL-2 - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 2 - Summary of Significant Accounting Policies and Basis of Presentation


The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments, are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to the company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note 3 - Fair Value Measurements

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

                                  VUL-2 - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 3 - Fair Value Measurements - Continued


Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Separate Account assets measured at fair value as of December 31, 2015 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2015, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2015, is presented.

Note 4 - Policy Charges

Premium taxes - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. With respect to the EquiBuilder III, the Company makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by the Company in a policy account established for each policy owner.

Mortality and expense risk and administrative charges - The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation at an annual rate of 0.75% and paid to the Company from the daily net asset value of the Divisions.

Monthly administrative charge - The Company assesses a monthly charge against each policy account for administrative expenses (currently $9 per month, guaranteed to be no more than $12 per month). A higher charge was assessed for the first policy year; however no present owner is affected by the 1st year higher charge because the policy has not been offered for sale for several years. The administrative expenses are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions."

Cost of insurance charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions.

Face amount increase charge - The Company charges for an increase in the face amount of insurance. The current charge is $1.50 for each $1,000 increase in the face amount of insurance up to a maximum charge of $300. The face amount increase charge is paid by redemption of units outstanding. The face amount increase charge is included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

Transfer charges - The Company may charge for a transfer between Divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

                                  VUL-2 - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 4 - Policy Charges - Continued


Optional rider charges - The Company deducts monthly charges, if the policy owner selects additional benefit riders for certain policies. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

Surrender charge - During the first ten years a policy is in effect, a surrender charge may be deducted from a policy account by the Company if the policy is surrendered for its net cash surrender value, the face amount of the policy is reduced or the policy is permitted to lapse. The maximum surrender charge is equal to 50% of one "target" premium. This maximum will not vary with the amount of premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge will decrease by 20%. The current surrender charges for EquiBuilder II and EquiBuilder III policies will equal 30% and 25%, respectively, of premium payments made during the first policy year up to one "target" premium and 9% of any additional premiums paid during the first ten policy years. The surrender charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statements of Changes in Net Assets under principal transactions.

Policy loan - A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  VUL-2 - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 5 - Purchases and Sales of Investments


For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                 Cost of   Proceeds from
Divisions                                                       Purchases      Sales
---------                                                       ---------- -------------
Fidelity VIP Asset Manager Portfolio - Initial Class            $1,248,598  $1,741,090
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class       297,498   1,039,774
Fidelity VIP Contrafund Portfolio - Initial Class                4,096,618   4,142,352
Fidelity VIP Equity-Income Portfolio - Initial Class             4,386,796   4,151,729
Fidelity VIP Growth Portfolio - Initial Class                    2,213,257   5,264,135
Fidelity VIP High Income Portfolio - Initial Class                 196,900     225,650
Fidelity VIP Index 500 Portfolio - Initial Class                   927,438   4,073,108
Fidelity VIP Investment Grade Bond Portfolio - Initial Class       299,262     516,702
Fidelity VIP Government Money Market Portfolio - Initial Class     936,342     978,479
Fidelity VIP Overseas Portfolio - Initial Class                    324,555     927,887
MFS VIT Core Equity Series - Initial Class                         447,182   7,190,794
MFS VIT II Core Equity Portfolio - Initial Class                 7,637,658     643,326
MFS VIT Growth Series - Initial Class                              840,615   1,302,531
MFS VIT Investors Trust Series - Initial Class                     412,884     260,737
MFS VIT Research Series - Initial Class                            507,443     477,781
MFS VIT Total Return Series - Initial Class                        484,966     610,562
MFS VIT Utilities Series - Initial Class                         1,261,655   1,284,471

                                  VUL-2 - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 6 - Summary of Changes in Units


Summary of Changes in Units for the years ended December 31, 2015 and December 31, 2014.

                                                                Accumulation Units Accumulation Units Net Increase
Divisions                                                             Issued            Redeemed       (Decrease)
---------                                                       ------------------ ------------------ ------------
2015
Fidelity VIP Asset Manager Portfolio - Initial Class                     386             (3,744)         (3,358)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class             638             (2,951)         (2,313)
Fidelity VIP Contrafund Portfolio - Initial Class                        424             (5,878)         (5,454)
Fidelity VIP Equity-Income Portfolio - Initial Class                     401             (5,630)         (5,229)
Fidelity VIP Growth Portfolio - Initial Class                            699             (6,968)         (6,269)
Fidelity VIP High Income Portfolio - Initial Class                       173               (759)           (586)
Fidelity VIP Index 500 Portfolio - Initial Class                         420             (6,628)         (6,208)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class             673             (1,540)           (867)
Fidelity VIP Government Money Market Portfolio - Initial Class         5,606             (5,763)           (157)
Fidelity VIP Overseas Portfolio - Initial Class                          655             (2,634)         (1,979)
MFS VIT Core Equity Series - Initial Class                               144            (32,537)        (32,393)
MFS VIT II Core Equity Portfolio - Initial Class                     296,535            (25,522)        271,013
MFS VIT Growth Series - Initial Class                                    600             (5,103)         (4,503)
MFS VIT Investors Trust Series - Initial Class                           283             (1,221)           (938)
MFS VIT Research Series - Initial Class                                  409             (2,094)         (1,685)
MFS VIT Total Return Series - Initial Class                              764             (2,432)         (1,668)
MFS VIT Utilities Series - Initial Class                                 478             (3,025)         (2,547)

2014
Fidelity VIP Asset Manager Portfolio - Initial Class                     387             (3,061)         (2,674)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class             614             (2,472)         (1,858)
Fidelity VIP Contrafund Portfolio - Initial Class                        373             (6,050)         (5,677)
Fidelity VIP Equity-Income Portfolio - Initial Class                     511             (5,255)         (4,744)
Fidelity VIP Growth Portfolio - Initial Class                            522             (8,043)         (7,521)
Fidelity VIP High Income Portfolio - Initial Class                       205             (1,541)         (1,336)
Fidelity VIP Index 500 Portfolio - Initial Class                         612             (6,280)         (5,668)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class             796             (2,030)         (1,234)
Fidelity VIP Government Money Market Portfolio - Initial Class         2,893             (5,227)         (2,334)
Fidelity VIP Overseas Portfolio - Initial Class                          469             (3,127)         (2,658)
MFS VIT Core Equity Series - Initial Class                               588             (3,908)         (3,320)
MFS VIT Growth Series - Initial Class                                    748             (5,649)         (4,901)
MFS VIT Investors Trust Series - Initial Class                           342             (2,012)         (1,670)
MFS VIT Research Series - Initial Class                                  422             (2,786)         (2,364)
MFS VIT Total Return Series - Initial Class                              649             (2,349)         (1,700)
MFS VIT Utilities Series - Initial Class                                 473             (2,307)         (1,834)

                                  VUL-2 - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 7 - Financial Highlights


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the year ended December 31, 2015 are as follows:

                                                 At December 31                     For the year ended December 31
                                         ------------------------------ -----------------------------------------------------
                                                                           Investment
                                          Units  Unit Value Net Assets  Income Ratio /(1)/ Expense Ratio /(2)/ Total Return /(3)/
                                         ------- ---------- ----------- -----------------  ------------------  -----------------
Fidelity VIP Asset Manager Portfolio - Initial Class
------------------------------------------------------------------------
2015                                      27,184  $433.10   $11,773,211       1.55%               0.75%              -0.61%
2014                                      30,542   435.74    13,308,223       1.49%               0.75%               5.04%
2013                                      33,216   414.82    13,778,633       1.54%               0.75%              14.84%
2012                                      36,755   361.21    13,276,183       1.52%               0.75%              11.64%
2011                                      41,691   323.55    13,489,249       1.89%               0.75%              -3.29%

Fidelity VIP Asset Manager: Growth Portfolio - Initial Class
------------------------------------------------------------------------
2015                                      21,766  $329.58   $ 7,173,810       1.20%               0.75%              -0.67%
2014                                      24,079   331.79     7,989,205       1.08%               0.75%               5.08%
2013                                      25,937   315.75     8,189,434       1.00%               0.75%              21.50%
2012                                      28,954   259.87     7,524,293       1.42%               0.75%              14.59%
2011                                      32,252   226.79     7,314,354       1.61%               0.75%              -6.87%

Fidelity VIP Contrafund Portfolio - Initial Class
------------------------------------------------------------------------
2015                                      55,107  $652.42   $35,952,951       1.02%               0.75%              -0.08%
2014                                      60,561   652.95    39,543,372       0.94%               0.75%              11.11%
2013                                      66,238   587.68    38,926,762       1.05%               0.75%              30.31%
2012                                      74,663   451.00    33,672,751       1.34%               0.75%              15.54%
2011                                      85,761   390.33    33,474,831       0.98%               0.75%              -3.25%

Fidelity VIP Equity-Income Portfolio - Initial Class
------------------------------------------------------------------------
2015                                      44,418  $674.15   $29,944,360       3.10%               0.75%              -4.68%
2014                                      49,647   707.26    35,113,328       2.79%               0.75%               7.91%
2013                                      54,391   655.44    35,650,303       2.49%               0.75%              27.19%
2012                                      60,830   515.32    31,347,147       3.07%               0.75%              16.43%
2011                                      69,731   442.61    30,863,300       2.44%               0.75%               0.22%

Fidelity VIP Growth Portfolio - Initial Class
------------------------------------------------------------------------
2015                                      71,151  $720.82   $51,286,916       0.26%               0.75%               6.37%
2014                                      77,420   677.63    52,461,617       0.18%               0.75%              10.47%
2013                                      84,941   613.43    52,105,205       0.28%               0.75%              35.32%
2012                                      93,946   453.32    42,587,778       0.60%               0.75%              13.83%
2011                                     107,523   398.25    42,820,514       0.37%               0.75%              -0.54%

Fidelity VIP High Income Portfolio - Initial Class
------------------------------------------------------------------------
2015                                       8,339  $262.47   $ 2,188,608       6.64%               0.75%              -4.35%
2014                                       8,925   274.40     2,448,885       5.52%               0.75%               0.40%
2013                                      10,261   273.31     2,804,298       5.62%               0.75%               5.16%
2012                                      11,302   259.91     2,937,577       5.76%               0.75%              13.37%
2011                                      11,867   229.25     2,720,562       6.55%               0.75%               3.26%

Fidelity VIP Index 500 Portfolio - Initial Class
------------------------------------------------------------------------
2015                                      59,049  $577.77   $34,116,797       1.95%               0.75%               0.58%
2014                                      65,257   574.46    37,487,230       1.60%               0.75%              12.72%
2013                                      70,925   509.62    36,145,339       1.87%               0.75%              31.26%
2012                                      79,072   388.27    30,701,224       2.08%               0.75%              15.05%
2011                                      90,165   337.49    30,429,606       1.90%               0.75%               1.28%

                                  VUL-2 - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 7 - Financial Highlights - Continued


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the year ended December 31, 2015 are as follows:

                                                 At December 31                     For the year ended December 31
                                         ------------------------------ -----------------------------------------------------
                                                                           Investment
                                          Units  Unit Value Net Assets  Income Ratio /(1)/ Expense Ratio /(2)/ Total Return /(3)/
                                         ------- ---------- ----------- -----------------  ------------------  -----------------
Fidelity VIP Investment Grade Bond Portfolio - Initial Class
------------------------------------------------------------------------
2015                                      10,105  $317.76   $ 3,211,240       2.52%               0.75%              -1.34%
2014                                      10,972   322.07     3,533,890       2.14%               0.75%               5.04%
2013                                      12,206   306.63     3,742,558       2.18%               0.75%              -2.51%
2012                                      14,721   314.52     4,630,115       2.21%               0.75%               5.11%
2011                                      15,492   299.25     4,636,031       3.09%               0.75%               6.53%

Fidelity VIP Government Money Market Portfolio - Initial Class
------------------------------------------------------------------------
2015                                      12,945  $167.30   $ 2,165,680       0.03%               0.75%              -0.72%
2014                                      13,102   168.51     2,207,817       0.01%               0.75%              -0.74%
2013                                      15,436   169.76     2,620,498       0.03%               0.75%              -0.72%
2012                                      17,600   170.99     3,009,498       0.14%               0.75%              -0.61%
2011                                      20,956   172.05     3,605,376       0.11%               0.75%              -0.64%

Fidelity VIP Overseas Portfolio - Initial Class
------------------------------------------------------------------------
2015                                      24,159  $327.45   $ 7,910,816       1.37%               0.75%               2.85%
2014                                      26,138   318.38     8,321,591       1.31%               0.75%              -8.76%
2013                                      28,796   348.96    10,048,721       1.32%               0.75%              29.46%
2012                                      32,374   269.54     8,726,158       1.92%               0.75%              19.84%
2011                                      37,504   224.93     8,435,661       1.40%               0.75%             -17.78%

MFS VIT Core Equity Series - Initial Class /(4)/
------------------------------------------------------------------------
2015                                           -  $     -   $         -       1.90%               0.00%               0.00%
2014                                      32,393   215.98     6,996,397       0.76%               0.75%              10.41%
2013                                      35,713   195.62     6,986,432       1.01%               0.75%              33.60%
2012                                      40,358   146.43     5,909,540       0.80%               0.75%              15.36%
2011                                      46,411   126.94     5,891,193       0.96%               0.75%              -1.76%

MFS VIT II Core Equity Portfolio - Initial Class /(4)/
------------------------------------------------------------------------
2015                                     271,013  $ 23.22   $ 6,293,859       1.16%               0.75%             132.23%

MFS VIT Growth Series - Initial Class
------------------------------------------------------------------------
2015                                      51,341  $246.59   $12,660,118       0.16%               0.75%               6.76%
2014                                      55,844   230.98    12,899,045       0.10%               0.75%               8.13%
2013                                      60,745   213.62    12,976,082       0.23%               0.75%              35.83%
2012                                      68,635   157.27    10,794,009       0.00%               0.75%              16.51%
2011                                      77,073   134.98    10,403,657       0.19%               0.75%              -1.07%

MFS VIT Investors Trust Series - Initial Class
------------------------------------------------------------------------
2015                                      15,238  $196.31   $ 2,991,568       0.92%               0.75%              -0.53%
2014                                      16,176   197.36     3,192,530       0.93%               0.75%              10.18%
2013                                      17,846   179.13     3,196,715       1.11%               0.75%              31.07%
2012                                      19,599   136.67     2,678,567       0.92%               0.75%              18.29%
2011                                      22,730   115.54     2,626,198       0.94%               0.75%              -2.91%

                                  VUL-2 - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 7 - Financial Highlights - Continued


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the year ended December 31, 2015 are as follows:

                                                At December 31                     For the year ended December 31
                                         ----------------------------- -----------------------------------------------------
                                                                          Investment
                                         Units  Unit Value Net Assets  Income Ratio /(1)/ Expense Ratio /(2)/ Total Return /(3)/
                                         ------ ---------- ----------- -----------------  ------------------  -----------------
MFS VIT Research Series - Initial Class
-----------------------------------------------------------------------
2015                                     23,841  $210.35   $ 5,014,777       0.73%               0.75%               0.05%
2014                                     25,526   210.24     5,366,578       0.81%               0.75%               9.38%
2013                                     27,890   192.21     5,360,843       0.33%               0.75%              31.30%
2012                                     31,112   146.40     4,554,675       0.82%               0.75%              16.39%
2011                                     35,502   125.78     4,465,249       0.87%               0.75%              -1.19%

MFS VIT Total Return Series - Initial Class
-----------------------------------------------------------------------
2015                                     20,053  $236.83   $ 4,749,235       2.62%               0.75%              -1.12%
2014                                     21,721   239.50     5,202,296       1.88%               0.75%               7.69%
2013                                     23,421   222.41     5,208,967       1.76%               0.75%              18.16%
2012                                     26,342   188.23     4,958,261       2.76%               0.75%              10.42%
2011                                     29,554   170.46     5,037,891       2.63%               0.75%               1.01%

MFS VIT Utilities Series - Initial Class
-----------------------------------------------------------------------
2015                                     23,188  $357.32   $ 8,285,488       4.27%               0.75%             -15.16%
2014                                     25,735   421.16    10,838,321       2.15%               0.75%              11.89%
2013                                     27,569   376.40    10,376,855       2.35%               0.75%              19.62%
2012                                     31,279   314.67     9,842,780       6.68%               0.75%              12.63%
2011                                     35,674   279.38     9,966,356       3.25%               0.75%               5.99%

/(1)/These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

/(2)/These amounts represent the annualized policy expenses of the Separate
     Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

/(4)/MFS VIT Core Equity Series merged into the MFS VIT II Core Equity
     Portfolio on March 27, 2015.

                                  VUL-2 - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 8 - Subsequent Events


Management has evaluated Separate Account's related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through April 28, 2016. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Separate Account's financial statements.

                                  VUL-2 - 19

American General Life
Insurance Company

Audited GAAP Financial Statements
At December 31, 2015 and 2014 and for each of the three years ended December 31, 2015

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS

                                                                           Page
                                                                           ----
CONSOLIDATED FINANCIAL STATEMENTS

Independent Auditor's Report                                                 2

Consolidated Balance Sheet at December 31, 2015 and 2014                     3

Consolidated Statements of Income for each of the years ended                4
  December 31, 2015, 2014 and 2013

Consolidated Statements of Comprehensive Income (Loss) for each of the       5
  years ended December 31, 2015, 2014 and 2013

Consolidated Statements of Equity for each of the years ended                6
  December 31, 2015, 2014 and 2013

Consolidated Statements of Cash Flows for each of the years ended            7
  December 31, 2015, 2014 and 2013

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   Basis of Presentation                                                   8

2.   Summary of Significant Accounting Policies                             12

3.   Fair Value Measurements                                                15

4.   Investments                                                            33

5.   Lending Activities                                                     43

6.   Reinsurance                                                            45

7.   Derivatives and Hedge Accounting                                       46

8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements       48

9.   Variable Interest Entities                                             51

10.  Insurance Liabilities                                                  54

11.  Variable Life and Annuity Contracts                                    56

12.  Debt                                                                   58

13.  Commitments and Contingencies                                          59

14.  Equity                                                                 61

15.  Statutory Financial Data and Restrictions                              62

16.  Benefit Plans                                                          63

17.  Income Taxes                                                           63

18.  Related Party Transactions                                             66

19.  Subsequent Events                                                      68

Independent Auditor's Report

To the Board of Directors and Shareholder of American General Life Insurance Company

We have audited the accompanying consolidated financial statements of American General Life Insurance Company and its subsidiaries (the Company), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended December 31, 2015.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 28, 2016

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS


                                                                                                December 31,
                                                                                            -------------------
                                                                                                 2015       2014
(in millions, except for share data)                                                        --------  ---------
                                                                                                       (Revised)
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2015 - $96,119;
            2014 - $94,559)                                                                 $ 99,086  $ 102,743
          Other bond securities, at fair value                                                 3,545      2,934
   Equity securities:
          Common and preferred stock, available for sale, at fair value
            (cost: 2015 - $15; 2014 - $19)                                                        18         26
       Mortgage and other loans receivable, net of allowance                                  14,598     11,911
       Other invested assets (portion measured at fair value: 2015 - $2,684;
         2014 - $3,176)                                                                        5,687      6,894
       Short-term investments (portion measured at fair value: 2015 - $1,625;
         2014 - $558)                                                                          1,850      1,381
                                                                                            --------  ---------
          Total investments                                                                  124,784    125,889
   Cash                                                                                          317        263
   Accrued investment income                                                                   1,055      1,042
   Amounts due from related parties                                                              520         82
   Premiums and other receivables - net of allowance                                             698        602
   Reinsurance assets, net of allowance                                                        1,665      1,616
   Deferred policy acquisition costs                                                           6,401      5,661
   Current income tax receivable                                                                 121        561
   Deferred income taxes                                                                         445         --
   Other assets (including restricted cash of $4 in 2015 and $396 in 2014)                     2,186      2,196
   Separate account assets, at fair value                                                     41,894     40,627
                                                                                            --------  ---------
Total assets                                                                                $180,086  $ 178,539
                                                                                            ========  =========
Liabilities:
   Future policy benefits for life and accident and health insurance contracts              $ 31,576  $  30,847
   Policyholder contract deposits (portion measured at fair value: 2015 - $2,104;
     2014 - $1,351)                                                                           75,642     72,903
   Policy claims and benefits payable                                                            685        646
   Other policyholder funds                                                                    2,090      2,069
   Deferred income taxes                                                                          --         35
   Notes payable - to affiliates, net (portion measured at fair value: 2015 - $474;
     2014 - $514)                                                                                717        658
   Notes payable - to third parties, net                                                         406        617
   Amounts due to related parties                                                                792      1,709
   Securities lending payable                                                                    962         --
   Other liabilities                                                                           3,864      3,754
   Separate account liabilities                                                               41,894     40,627
                                                                                            --------  ---------
Total liabilities                                                                            158,628    153,865
                                                                                            --------  ---------
Commitments and contingencies (see Note 13)
American General Life Insurance Company (AGL) shareholder's equity:
   Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding                1          1
   Common stock, $10 par value; 600,000 shares authorized, issued and outstanding                  6          6
   Additional paid-in capital                                                                 18,546     18,514
   Retained earnings                                                                             575        218
   Accumulated other comprehensive income                                                      2,333      5,935
                                                                                            --------  ---------
Total AGL shareholder's equity                                                                21,461     24,674
Noncontrolling interests                                                                          (3)        --
                                                                                            --------  ---------
Total equity                                                                                  21,458     24,674
                                                                                            --------  ---------
Total liabilities and equity                                                                $180,086  $ 178,539
                                                                                            ========  =========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME


                                                                                                    Years Ended December 31,
                                                                                                 -----------------------------
(in millions)                                                                                      2015      2014       2013
-------------                                                                                    -------  ---------  ---------
                                                                                                           (Revised)  (Revised)
Revenues:
 Premiums                                                                                        $ 2,628  $   1,666  $   1,783
 Policy fees                                                                                       2,090      1,985      1,766
 Net investment income                                                                             6,118      6,925      6,709
 Net realized capital gains (losses):
   Total other-than-temporary impairments on available for sale securities                          (197)       (81)       (74)
   Portion of other-than-temporary impairments on available for sale fixed maturity securities
     recognized in other comprehensive income (loss)                                                 (22)       (23)        (1)
                                                                                                 -------  ---------  ---------
   Net other-than-temporary impairments on available for sale securities recognized in net
     income                                                                                         (219)      (104)       (75)
   Other realized capital gains                                                                      141         30      2,157
                                                                                                 -------  ---------  ---------
   Total net realized capital gains (losses)                                                         (78)       (74)     2,082
   Other income                                                                                    2,268      2,580      2,878
                                                                                                 -------  ---------  ---------
Total revenues                                                                                    13,026     13,082     15,218
                                                                                                 -------  ---------  ---------
Benefits and expenses:
 Policyholder benefits                                                                             5,276      4,224      4,874
 Interest credited to policyholder account balances                                                2,178      2,234      2,257
 Amortization of deferred policy acquisition costs                                                   787        658        586
 General operating and other expenses                                                              3,087      3,014      2,966
                                                                                                 -------  ---------  ---------
Total benefits and expenses                                                                       11,328     10,130     10,683
                                                                                                 -------  ---------  ---------
Income before income tax expense (benefit)                                                         1,698      2,952      4,535
Income tax expense (benefit):
 Current                                                                                             549        401         81
 Deferred                                                                                           (111)       533       (368)
                                                                                                 -------  ---------  ---------
Income tax expense (benefit)                                                                         438        934       (287)
                                                                                                 -------  ---------  ---------
Net income                                                                                         1,260      2,018      4,822
Less:
Net income attributable to noncontrolling interests                                                   --         --          1
                                                                                                 -------  ---------  ---------
Net income attributable to AGL                                                                   $ 1,260  $   2,018  $   4,821
                                                                                                 =======  =========  =========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)


                                                                                                     Years Ended December 31,
                                                                                                  -----------------------------
(in millions)                                                                                       2015      2014       2013
-------------                                                                                     -------  ---------  ---------
                                                                                                            (Revised)  (Revised)
Net income                                                                                        $ 1,260  $   2,018  $   4,822
                                                                                                  -------  ---------  ---------
Other comprehensive income (loss), net of tax
 Change in unrealized appreciation (depreciation) of fixed maturity investments on which other-
   than-temporary credit impairments were recognized                                                 (225)        48        242
 Change in unrealized appreciation (depreciation) of all other investments                         (4,368)     3,900     (5,299)
 Adjustments to deferred policy acquisition costs, value of business acquired and deferred sales
   inducements                                                                                        442       (152)       542
 Change in unrealized insurance loss recognition                                                      551       (556)     1,325
 Change in foreign currency translation adjustments                                                    (2)        (5)        (3)
                                                                                                  -------  ---------  ---------
Other comprehensive income (loss)                                                                  (3,602)     3,235     (3,193)
                                                                                                  -------  ---------  ---------
Comprehensive income (loss)                                                                        (2,342)     5,253      1,629
Comprehensive income attributable to noncontrolling interests                                          --         --          1
                                                                                                  -------  ---------  ---------
Comprehensive income (loss) attributable to AGL                                                   $(2,342) $   5,253  $   1,628
                                                                                                  =======  =========  =========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY


                                                                       Retained    Accumulated  Total AGL
                                                          Additional   Earnings       Other      Share-      Non-
                                         Preferred Common  Paid-in   (Accumulated Comprehensive holder's  controlling  Total
(in millions)                              Stock   Stock   Capital     Deficit)      Income      Equity    Interests   Equity
-------------                            --------- ------ ---------- ------------ ------------- --------- ----------- -------
Balance, January 1, 2013 (Revised)          $ 1     $ 6    $25,363     $(5,078)      $ 5,893     $26,185     $ 167    $26,352
                                            ---     ---    -------     -------       -------     -------     -----    -------
Net income attributable to AGL or other
 noncontrolling interests                    --      --         --       4,821            --       4,821         1      4,822
Other comprehensive loss                     --      --         --          --        (3,193)     (3,193)       --     (3,193)
Capital contributions from Parent            --      --        368          --            --         368        --        368
Return of capital                            --      --     (2,553)         --            --      (2,553)       --     (2,553)
Other                                        --      --        (15)          5            --         (10)       (4)       (14)
                                            ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2013 (Revised)        $ 1     $ 6    $23,163     $  (252)      $ 2,700     $25,618     $ 164    $25,782
                                            ===     ===    =======     =======       =======     =======     =====    =======
Net income attributable to AGL or other
 noncontrolling interests                    --      --         --       2,018            --       2,018        --      2,018
Dividends                                    --      --         --      (1,548)           --      (1,548)       --     (1,548)
Other comprehensive income                   --      --         --          --         3,235       3,235        --      3,235
Capital contributions from Parent            --      --         58          --            --          58        --         58
Deconsolidation of VIEs                      --      --         --          --            --          --      (167)      (167)
Return of capital                            --      --     (4,707)         --            --      (4,707)       --     (4,707)
Other                                        --      --         --          --            --          --         3          3
                                            ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2014 (Revised)        $ 1     $ 6    $18,514     $   218       $ 5,935     $24,674     $  --    $24,674
                                            ===     ===    =======     =======       =======     =======     =====    =======
Net income attributable to AGL or other
 noncontrolling interests                    --      --         --       1,260            --       1,260        --      1,260
Dividends                                    --      --         --        (903)           --        (903)       --       (903)
Other comprehensive loss                     --      --         --          --        (3,602)     (3,602)       --     (3,602)
Capital contributions from Parent            --      --         32          --            --          32        --         32
Other                                        --      --         --          --            --          --        (3)        (3)
                                            ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2015                  $ 1     $ 6    $18,546     $   575       $ 2,333     $21,461     $  (3)   $21,458
                                            ===     ===    =======     =======       =======     =======     =====    =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                                Years Ended December 31,
                                                                                             ------------------------------
(in millions)                                                                                  2015       2014       2013
-------------                                                                                --------  ---------  ---------
                                                                                                        (Revised)  (Revised)
Cash flows from operating activities:
 Net income                                                                                  $  1,260  $   2,018  $   4,822
                                                                                             --------  ---------  ---------
 Adjustments to reconcile net income to net cash provided by operating activities:
   Interest credited to policyholder account balances                                           2,178      2,234      2,257
   Amortization of deferred policy acquisition costs                                              787        658        586
   Fees charged for policyholder contract deposits                                             (1,203)    (1,172)      (946)
   Net realized capital losses (gains)                                                             78         74     (2,082)
   Unrealized losses (gains) in earnings, net                                                      25       (280)       153
   Equity in income of partnerships and other invested assets                                     (32)      (459)      (141)
   Accretion of net premium/discount on investments                                              (710)      (760)      (631)
   Capitalized interest                                                                           (59)       (82)      (531)
   Provision for deferred income taxes                                                           (111)       533       (368)
 Changes in operating assets and liabilities:
   Accrued investment income                                                                      (13)        32         43
   Amounts due to/from related parties                                                             62        473        533
   Reinsurance assets                                                                             (49)        58         83
   Deferred policy acquisition costs                                                             (983)      (875)      (790)
   Current income tax receivable/payable                                                          448        200         24
   Future policy benefits and other policyholder funds                                          1,193        675      1,537
   Other, net                                                                                    (220)        64       (112)
                                                                                             --------  ---------  ---------
 Total adjustments                                                                              1,391      1,373       (385)
                                                                                             --------  ---------  ---------
Net cash provided by operating activities                                                       2,651      3,391      4,437
                                                                                             ========  =========  =========
Cash flows from investing activities:
Proceeds from (payments for)
 Sales or distribution of:
   Available for sale investments                                                               7,514      5,852     22,532
   Other investments, excluding short-term investments                                          2,670      1,310        671
 Redemption and maturities of fixed maturity securities available for sale                      7,837      7,833      9,093
 Principal payments received on sales and maturities of mortgage and other loans receivable     2,094      1,747      1,411
 Redemption and maturities of other investments, excluding short-term investments                 196        178        178
 Purchase of:
   Available for sale investments                                                             (17,431)   (13,290)   (30,112)
   Mortgage and other loans receivable                                                         (4,932)    (3,572)    (1,899)
   Other investments, excluding short-term investments                                         (2,442)      (930)    (2,396)
 Net change in restricted cash                                                                    392       (213)      (111)
 Net change in short-term investments                                                            (469)     2,515        884
 Other, net                                                                                      (179)        46          7
                                                                                             --------  ---------  ---------
Net cash provided by (used in) investing activities                                            (4,750)     1,476        258
                                                                                             ========  =========  =========
Cash flows from financing activities:
 Policyholder contract deposits                                                                10,208      9,524      7,334
 Policyholder contract withdrawals                                                             (7,112)    (7,006)    (9,018)
 Net exchanges to/from separate accounts                                                       (1,239)    (1,525)    (1,291)
 Change in repurchase agreements                                                                  281        225         --
 Repayment of notes payable                                                                      (221)        --       (259)
 Issuance of notes payable                                                                        100        494        230
 Change in securities lending payable                                                             962     (2,514)     1,048
 Dividends and return of capital paid to Parent Company, net of cash contributions               (824)    (4,017)    (2,532)
 Other, net                                                                                        (2)        21       (228)
                                                                                             --------  ---------  ---------
Net cash provided by (used in) financing activities                                             2,153     (4,798)    (4,716)
                                                                                             ========  =========  =========
Net increase (decrease) in cash                                                                    54         69        (21)
Cash at beginning of year                                                                         263        194        215
                                                                                             --------  ---------  ---------
Cash at end of year                                                                          $    317  $     263  $     194
                                                                                             ========  =========  =========
Supplementary Disclosure of Consolidated Cash Flow Information
Cash paid during the period for:
 Interest                                                                                    $      9  $       7  $      32
 Taxes                                                                                             91        194        161
Non-cash investing/financing activities:
 Sales inducements credited to policyholder contract deposits                                      13         20         39
 Non-cash dividends                                                                               237      2,238         --
 Settlement of non-cash dividends payable                                                       1,292         --         --
 Non-cash contributions from Parent                                                                32         58        348

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. BASIS OF PRESENTATION

American General Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "AGL," "the Company," "we," "us" or "our" mean American General Life Insurance Company and its consolidated entities, and the term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

We are a leading provider of individual term and universal life insurance solutions to middle-income and high net worth customers, as well as a leading provider of fixed and variable annuities. Our primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts (GICs) and funding agreements, stable value wrap products and group benefits. We distribute our products through independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. We also provide support services to certain affiliated insurance companies through our subsidiaries, AIG Enterprise Services LLC (AIGES) and SunAmerica Asset Management LLC (SAAMCo).

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. (AIGCS), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. (SFS), represent our asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds and variable subaccounts offered within our variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated. Certain prior period items have been reclassified to conform to the current period's presentation.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting right and voting interests), and variable interest entities (VIEs) for which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Revision of Prior Period Consolidated Financial Statements

The Consolidated Balance Sheet at December 31, 2014 and the Consolidated Statements of Income, Comprehensive Income (Loss), Equity and Cash Flows for each of the years ended December 31, 2014 and 2013 have been revised to correct the following:

    . Increase deferred tax assets by $219 million at December 31, 2014 and reduce deferred tax expense in 2014 by the same amount, related to the treatment of certain capital loss carryovers;

    . Increase retained earnings at January 1, 2013 in the Consolidated Statements of Equity to record a reduction in deferred tax valuation allowance related to the tax treatment of deferred losses recognized in 2008 to 2012 from the sale of bonds to affiliates in 2008, which had previously been reflected as a $206 million out-of-period increase to 2013 net income and comprehensive income;

    . Revise amounts in the Consolidated Balance Sheet as of December 31, 2014 to correct the consolidation treatment of certain investments;

    . Revise the valuation of certain future policy benefits, DAC and embedded derivative liabilities within policyholder contract deposits;

    . Adjustments to net investment income related to certain investments for which the fair value option has been elected, and adjustments to other financial statement line items to correct various other less significant items.

After evaluating the quantitative and qualitative aspects of these corrections, they were not considered to be material, individually or in aggregate, to the previously issued consolidated financial statements. The net effects on the consolidated financial statements for the respective periods resulting from these revisions were as follows:

                                                                                     As
                                                                                 Previously Effect of
(in millions)                                                                     Reported   Change   As Revised
-------------                                                                    ---------- --------- ----------
Consolidated Balance Sheet at December 31, 2014:
Assets:
   Mortgage and other loans receivable, net of allowance                          $ 11,812    $  99    $ 11,911
   Other invested assets                                                             7,082     (188)      6,894
   Cash                                                                                277      (14)        263
   Deferred policy acquisition costs                                                 5,643       18       5,661
   Current income tax receivable                                                       547       14         561
   Other assets                                                                      2,330     (134)      2,196
   Total assets                                                                    178,744     (205)    178,539
Liabilities:
   Future policy benefits for life and accident and health insurance contracts      30,854       (7)     30,847
   Policyholder contract deposits                                                   72,898        5      72,903
   Other policyholder funds                                                          2,079      (10)      2,069
   Deferred income tax liabilities                                                     255     (220)         35
   Notes payable--to third parties, net                                                627      (10)        617
   Amounts due to related parties                                                    1,745      (36)      1,709
   Other liabilities                                                                 3,908     (154)      3,754
   Total liabilities                                                               154,297     (432)    153,865
Shareholder's equity:
   Retained earnings                                                                    --      218         218
   Accumulated other comprehensive income                                            5,926        9       5,935
   Total shareholder's equity                                                       24,447      227      24,674
   Total shareholder's equity attributable to AGL                                   24,447      227      24,674
   Total liabilities and equity                                                    178,744     (205)    178,539
Consolidated Statement of Income for the year ended December 31, 2014:
   Policy fees                                                                       1,976        9       1,985
   Net investment income                                                             6,942      (17)      6,925
   Other realized capital gains                                                         37       (7)         30
   Total net realized capital losses                                                   (67)      (7)        (74)
   Total revenues                                                                   13,097      (15)     13,082
   Policyholder benefits                                                             4,228       (4)      4,224
   Interest credited to policyholder account balances                                2,210       24       2,234
   Amortization of deferred policy acquisition costs                                   623       35         658
   General operating and other expenses                                              3,023       (9)      3,014
   Total benefits and expenses                                                      10,084       46      10,130
   Income before income tax expense (benefit)                                        3,013      (61)      2,952
   Income tax expense (benefit):
       Deferred                                                                        727     (194)        533
   Income tax expense                                                                1,128     (194)        934
   Net income                                                                        1,885      133       2,018
   Net income attributable to AGL                                                    1,885      133       2,018

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                          As
                                                                                      Previously Effect of
(in millions)                                                                          Reported   Change   As Revised
-------------                                                                         ---------- --------- ----------
Consolidated Statement of Comprehensive Income for the year ended December 31, 2014:
   Net income                                                                          $ 1,885     $ 133    $ 2,018
   Change in unrealized appreciation of all other investments                            3,866        34      3,900
   Change in foreign currency translation adjustments                                      (11)        6         (5)
   Other comprehensive income                                                            3,195        40      3,235
   Comprehensive income                                                                  5,080       173      5,253
   Comprehensive income attributable to AGL                                              5,080       173      5,253
Consolidated Statement of Equity for the year ended December 31, 2014:
   Retained earnings (accumulated deficit):
       Beginning accumulated deficit                                                      (337)       85       (252)
       Net income attributable to AGL                                                    1,885       133      2,018
       Ending retained earnings                                                             --       218        218
   Accumulated other comprehensive income:
       Beginning accumulated other comprehensive income                                  2,731       (31)     2,700
       Other comprehensive income                                                        3,195        40      3,235
       Ending accumulated other comprehensive income                                     5,926         9      5,935
Consolidated Statement of Cash Flows for the year ended December 31, 2014
   Cash flows from operating activities:
       Net income                                                                        1,885       133      2,018
       Interest credited to policyholder account balances                                2,210        24      2,234
       Amortization of deferred policy acquisition costs                                   623        35        658
       Fees charged for policyholder contract deposits                                  (1,163)       (9)    (1,172)
       Net realized capital losses                                                          67         7         74
       Equity in income of partnerships and other invested assets                         (476)       17       (459)
       Provision for deferred income taxes                                                 727      (194)       533
       Changes in operating assets and liabilities:
          Future policy benefits and other policyholder funds                              679        (4)       675
          Other, net                                                                        69        (5)        64
       Net cash provided by operating activities                                         3,387         4      3,391
   Cash flows from investing activities:
       Proceeds from sales or distribution of other investments, excluding
         short-term investments                                                          1,320       (10)     1,310
       Net cash provided by investing activities                                         1,486       (10)     1,476
   Net increase in cash                                                                     75        (6)        69
   Cash at beginning of year                                                               202        (8)       194
   Cash at end of year                                                                     277       (14)       263
Consolidated Statement of Income for the year ended December 31, 2013:
   Net investment income                                                                 6,692        17      6,709
   Other realized capital gains                                                          2,092        65      2,157
   Total net realized capital gains                                                      2,017        65      2,082
   Total revenues                                                                       15,136        82     15,218
   Policyholder benefits                                                                 4,864        10      4,874
   Interest credited to policyholder account balances                                    2,277       (20)     2,257
   Amortization of deferred policy acquisition costs                                       535        51        586
   Total benefits and expenses                                                          10,642        41     10,683
   Income before income tax expense (benefit)                                            4,494        41      4,535
   Income tax expense (benefit):
       Current                                                                              95       (14)        81
       Deferred                                                                           (543)      175       (368)
   Income tax benefit                                                                     (448)      161       (287)
   Net income                                                                            4,942      (120)     4,822
   Net income attributable to AGL                                                        4,941      (120)     4,821
Consolidated Statement of Comprehensive Income for the year ended December 31, 2013:
   Net income                                                                            4,942      (120)     4,822
   Change in unrealized appreciation of all other investments                           (5,265)      (34)    (5,299)
   Change in foreign currency translation adjustments                                       (6)        3         (3)
   Other comprehensive loss                                                             (3,162)      (31)    (3,193)
   Comprehensive income                                                                  1,780      (151)     1,629
   Comprehensive income attributable to AGL                                              1,779      (151)     1,628

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                               As
                                                                           Previously Effect of
(in millions)                                                               Reported   Change   As Revised
-------------                                                              ---------- --------- ----------
Consolidated Statement of Equity for the year ended December 31, 2013:
   Accumulated deficit:
       Beginning accumulated deficit                                        $(5,283)    $ 205    $(5,078)
       Net income attributable to AGL                                         4,941      (120)     4,821
       Ending accumulated deficit                                              (337)       85       (252)
   Accumulated other comprehensive income:
       Other comprehensive loss                                              (3,162)      (31)    (3,193)
       Ending accumulated other comprehensive income                          2,731       (31)     2,700
Consolidated Statement of Cash Flows for the year ended December 31, 2013
   Cash flows from operating activities:
       Net income                                                             4,942      (120)     4,822
       Interest credited to policyholder account balances                     2,277       (20)     2,257
       Amortization of deferred policy acquisition costs                        535        51        586
       Net realized capital gains                                            (2,017)      (65)    (2,082)
       Equity in income of partnerships and other invested assets              (124)      (17)      (141)
       Provision for deferred income taxes                                     (543)      175       (368)
       Changes in operating assets and liabilities:
          Current income tax receivable/payable                                  38       (14)        24
          Future policy benefits and other policyholder funds                 1,527        10      1,537
          Other, net                                                            (93)      (19)      (112)
   Net cash provided by operating activities                                  4,456       (19)     4,437
   Cash flows from investing activities:
       Proceeds from sales or distribution of other investments,
         excluding short-term investments                                       655        16        671
       Net cash provided by investing activities                                242        16        258
   Net decrease in cash                                                         (18)       (3)       (21)
   Cash at beginning of year                                                    220        (5)       215
   Cash at end of year                                                          202        (8)       194

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

.. income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

..  reinsurance assets;

.. valuation of future policy benefit liabilities and timing and extent of loss recognition;

.. valuation of liabilities for guaranteed benefit features of variable annuity products;

..  estimated gross profits (EGP) to value deferred policy acquisition costs
   (DAC) for investment-oriented products;

.. impairment charges, including other-than-temporary impairments on available for sale securities and impairment on other invested assets;

..  liability for legal contingencies; and

..  fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

                Note 4.   Investments
                              .  Fixed maturity and equity
                                 securities
                              .  Other invested assets
                              .  Short-term investments
                              .  Net investment income
                              .  Net realized capital gains
                                 (losses)
                              .  Other-than-temporary
                                 impairments
                Note 5.   Lending Activities
                              .  Mortgage and other loans
                                 receivable - net of allowance
                Note 6.   Reinsurance
                              .  Reinsurance assets, net of
                                 allowance
                Note 7.   Derivatives and Hedge Accounting
                              .  Derivative assets and
                                 liabilities, at fair value
                Note 8. Deferred Policy Acquisition Costs and Deferred Sales Inducements
                              .  Deferred policy acquisition
                                 costs
                              .  Amortization of deferred
                                 policy acquisition costs
                              .  Deferred sales inducements
                Note 10.  Insurance Liabilities
                              .  Future policy benefits
                              .  Policyholder contract deposits
                              .  Other policyholder funds
                Note 11.  Variable Life and Annuity Contracts
                Note 12.  Debt
                              .  Long-term debt
                Note 13.  Commitments and Contingencies
                              .  Legal contingencies
                Note 17.  Income Taxes

Other significant accounting policies

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in policyholder benefits in the Consolidated Statements of Income.

Premiums on accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserves for unearned premiums include the portion of premiums written relating to the unexpired terms of coverage.

Reinsurance premiums ceded are recognized as a reduction in revenues over the period the reinsurance coverage is provided in proportion to the risks to which the premiums relate.

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other income primarily includes advisory fees and commissions from the broker dealer business, ceded commission and expense allowances and income from legal settlements.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds. For a more detailed discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2015

Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure

In January 2014, the Financial Accounting Standards Board (FASB) issued an accounting standard that clarifies that a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, so that the loan is derecognized and the real estate property is recognized, when either (i) the creditor obtains legal title to the residential real estate property upon completion of a foreclosure or (ii) the borrower conveys all interest in the residential real estate property to the creditor to satisfy the loan through completion of a deed in lieu of foreclosure or through a similar legal agreement.

We adopted the standard on its required effective date of January 1, 2015. The adoption of this standard had no material effect on our consolidated financial condition, results of operations or cash flows.

Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

In June 2014, the FASB issued an accounting standard that changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. It also requires additional disclosures about repurchase agreements and other similar transactions. The standard aligns the accounting for repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings with the accounting for other typical repurchase agreements such that they all will be accounted for as secured borrowings. The standard eliminates sale accounting for repurchase-to-maturity transactions and supersedes the standard under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement.

We adopted the standard on its required effective date of January 1, 2015 on a prospective basis. The adoption of this standard had no material effect on our consolidated financial condition, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

The standard is effective for interim and annual reporting periods beginning after December 15, 2017 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted only as of annual periods beginning after December 15, 2016, including interim periods within that reporting period. We plan to adopt the standard on its required effective date of January 1, 2018 and are assessing the impact of the standard on our consolidated financial condition, results of operations and cash flows.

Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity

In August 2014, the FASB issued an accounting standard that allows a reporting entity to measure the financial assets and financial liabilities of a qualifying consolidated collateralized financing entity using the fair value of either its financial assets or financial liabilities, whichever is more observable.

The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. We plan to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on our consolidated financial condition, results of operations and cash flows.

Consolidation: Amendments to the Consolidation Analysis

In February 2015, the FASB issued an accounting standard that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are VIEs or voting interest entities; eliminate the presumption that a general partner should consolidate a limited partnership; affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships; and provide a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds.

The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. The standard may be applied retrospectively or through a cumulative effect adjustment to retained earnings as of the beginning of the year of adoption. We plan to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on our consolidated financial condition, results of operations and cash flows.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that affects the recognition, measurement, presentation, and disclosure of financial instruments. Specifically, under the new standard, equity investments (other than those accounted for using the equity method of accounting or those subject to consolidation) will be measured at fair value with changes in fair value recognized in earnings. Also, for those financial liabilities for which fair value option accounting has been elected, the new standard requires changes in fair value due to instrument-specific credit risk to be presented separately in other comprehensive income. The standard updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The standard is effective for interim and annual reporting periods beginning after December 15, 2017. Early adoption of certain provisions is permitted. We are assessing the impact of the standard on our consolidated financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

.. Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

.. Our Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap
   (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

.. Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Inter-Bank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market- observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Short-term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-index annuity and life contracts contain embedded policy derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-index annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk-neutral valuations are used which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded policy derivatives and related fees are classified in net realized gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivative are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded policy derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates, net. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2015                                                                Counterparty    Cash
(in millions)                                            Level 1 Level 2 Level 3   Netting*   Collateral   Total
-----------------                                        ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities     $    -- $   376 $    --    $  --       $  --    $    376
   Obligations of states, municipalities and political
     subdivisions                                             --   2,320     993       --          --       3,313
   Non-U.S. governments                                       --   2,637      --       --          --       2,637
   Corporate debt                                             --  66,236     733       --          --      66,969
   RMBS                                                       --   7,439   7,233       --          --      14,672
   CMBS                                                       --   3,704   1,194       --          --       4,898
   CDO/ABS                                                    --   2,070   4,151       --          --       6,221
                                                         ------- ------- -------    -----       -----    --------
Total bonds available for sale                                --  84,782  14,304       --          --      99,086
                                                         ------- ------- -------    -----       -----    --------
Other bond securities:
   Non-U.S. governments                                       --      39      --       --          --          39
   Corporate debt                                             --   1,375      --       --          --       1,375
   RMBS                                                       --     134     727       --          --         861
   CMBS                                                       --     133      60       --          --         193
   CDO/ABS                                                    --      31   1,046       --          --       1,077
                                                         ------- ------- -------    -----       -----    --------
Total other bond securities                                   --   1,712   1,833       --          --       3,545
                                                         ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                3      --      --       --          --           3
   Preferred stock                                            15      --      --       --          --          15
                                                         ------- ------- -------    -----       -----    --------
Total equity securities available for sale                    18      --      --       --          --          18
                                                         ------- ------- -------    -----       -----    --------
Other invested assets                                          2   1,457   1,225       --          --       2,684
Short-term investments                                       503   1,122      --       --          --       1,625
Other assets - Investment in AIG                               7      --      --       --          --           7
Derivative assets:
   Interest rate contracts                                    --     908      --       --          --         908
   Foreign exchange contracts                                 --     418      --       --          --         418
   Equity contracts                                           50      24      53       --          --         127
   Other contracts                                            --      --      13       --          --          13
   Counterparty netting and cash collateral                   --      --      --     (273)       (298)       (571)
                                                         ------- ------- -------    -----       -----    --------
Total derivative assets                                       50   1,350      66     (273)       (298)        895
                                                         ------- ------- -------    -----       -----    --------
Separate account assets                                   39,773   2,121      --       --          --      41,894
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $40,353 $92,544 $17,428    $(273)      $(298)   $149,754
                                                         ------- ------- -------    -----       -----    --------
Liabilities:
Policyholder contract deposits                           $    -- $   109 $ 1,995    $  --       $  --    $  2,104
Notes payable - to affiliates, net                            --      --     474       --          --         474
Derivative liabilities:
   Interest rate contracts                                    --     267      --       --          --         267
   Foreign exchange contracts                                 --     397      --       --          --         397
   Other contracts                                            --      --       8       --          --           8
   Counterparty netting and cash collateral                   --      --      --     (273)        (36)       (309)
                                                         ------- ------- -------    -----       -----    --------
Total derivative liabilities                                  --     664       8     (273)        (36)        363
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $    -- $   773 $ 2,477    $(273)      $ (36)   $  2,941
                                                         ------- ------- -------    -----       -----    --------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Revised)                                                      Counterparty    Cash
(in millions)                                            Level 1 Level 2 Level 3   Netting*   Collateral   Total
---------------------------                              ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities     $    -- $   395 $    --    $  --       $  --    $    395
   Obligations of states, municipalities and political
     subdivisions                                             --   2,068     951       --          --       3,019
   Non-U.S. governments                                       --   2,887      --       --          --       2,887
   Corporate debt                                             --  69,416     959       --          --      70,375
   RMBS                                                       --   8,218   7,240       --          --      15,458
   CMBS                                                       --   3,411   1,294       --          --       4,705
   CDO/ABS                                                    --   2,329   3,575       --          --       5,904
                                                         ------- ------- -------    -----       -----    --------
Total bonds available for sale                                --  88,724  14,019       --          --     102,743
                                                         ------- ------- -------    -----       -----    --------
Other bond securities:
   U.S. government and government sponsored entities          --   1,135      --       --          --       1,135
   RMBS                                                       --     109     275       --          --         384
   CMBS                                                       --     105      48       --          --         153
   CDO/ABS                                                    --      31   1,231       --          --       1,262
                                                         ------- ------- -------    -----       -----    --------
Total other bond securities                                   --   1,380   1,554       --          --       2,934
                                                         ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                4       2       1       --          --           7
   Preferred stock                                            19      --      --       --          --          19
                                                         ------- ------- -------    -----       -----    --------
Total equity securities available for sale                    23       2       1       --          --          26
                                                         ------- ------- -------    -----       -----    --------
Other invested assets                                          2   1,372   1,802       --          --       3,176
Short-term investments                                       298     260      --       --          --         558
Other assets - Investment in AIG                               6      --      --       --          --           6
Derivative assets:
   Interest rate contracts                                     2     568      --       --          --         570
   Foreign exchange contracts                                 --     523      --       --          --         523
   Equity contracts                                           53       4      51       --          --         108
   Other contracts                                            --      --      13       --          --          13
   Counterparty netting and cash collateral                   --      --      --     (198)       (287)       (485)
                                                         ------- ------- -------    -----       -----    --------
Total derivative assets                                       55   1,095      64     (198)       (287)        729
                                                         ------- ------- -------    -----       -----    --------
Separate account assets                                   38,369   2,258      --       --          --      40,627
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $38,753 $95,091 $17,440    $(198)      $(287)   $150,799
                                                         ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits                           $    -- $   125 $ 1,226    $  --       $  --    $  1,351
Notes payable - to affiliates, net                            --      --     514       --          --         514
Derivative liabilities:
   Interest rate contracts                                    --     224      --       --          --         224
   Foreign exchange contracts                                 --     439      --       --          --         439
   Other contracts                                            --      --       7       --          --           7
   Counterparty netting and cash collateral                   --      --      --     (198)        (14)       (212)
                                                         ------- ------- -------    -----       -----    --------
Total derivative liabilities                                  --     663       7     (198)        (14)        458
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $    -- $   788 $ 1,747    $(198)      $ (14)   $  2,323
                                                         ======= ======= =======    =====       =====    ========

* Represents netting of derivative exposures covered by qualifying master netting agreements.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers between Level 1 and Level 2 during 2015. In 2014, we transferred $13 million of preferred stock from Level 2 to Level 1 and had no significant transfers from Level 1 to Level 2.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2015 and 2014 in Level 3 assets (liabilities) measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets (liabilities) in the Consolidated Balance Sheets at December 31, 2015 and 2014:

                                                                                                                  Changes in
                                              Net                                                                 Unrealized
                                           Realized                                                                 Gains
                                              and                    Purchases,                                    (Losses)
                                          Unrealized                   Sales,                                    Included in
                                             Gains                   Issuances                                    Income on
                               Fair Value  (Losses)       Other         and        Gross     Gross   Fair Value  Instruments
                               Beginning  Included in Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)                   of Year     Income    Income (Loss)     Net         In        Out       Year         Year
-------------                  ---------- ----------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions     $   951      $  (1)       $ (78)       $ 191      $   --    $   (70)  $   993        $ --
   Corporate debt                   959         10          (59)         (94)        735       (818)      733          --
   RMBS                           7,240        443         (206)        (244)         --         --     7,233          --
   CMBS                           1,294         68          (79)          45          --       (134)    1,194          --
   CDO/ABS                        3,575         84          (82)         593           7        (26)    4,151          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total bonds available for sale   14,019        604         (504)         491         742     (1,048)   14,304          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Other bond securities:
   RMBS                             275         20           --          432          --         --       727          10
   CMBS                              48         (1)          --            9           4         --        60          (1)
   CDO/ABS                        1,231        (24)          --         (161)         --         --     1,046         (55)
                                -------      -----        -----        -----      ------    -------   -------        ----
Total other bond securities       1,554         (5)          --          280           4         --     1,833         (46)
                                -------      -----        -----        -----      ------    -------   -------        ----
Equity securities available
  for sale:
   Common stock                       1         --           --           (1)         --         --        --          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total equity securities
  available for sale                  1         --           --           (1)         --         --        --          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Other invested assets             1,802         94         (271)        (263)         17       (154)    1,225          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total                           $17,376      $ 693        $(775)       $ 507      $  763    $(1,202)  $17,362        $(46)
                                =======      =====        =====        =====      ======    =======   =======        ====
Liabilities:
Policyholder contract deposits  $(1,226)     $(336)       $  --        $(433)     $   --    $    --   $(1,995)       $ --
Notes payable - to
  affiliates, net                  (514)        18           --           22          --         --      (474)         --
Derivative assets, net:
   Equity contracts                  51         (5)          --            7          --         --        53           6
   Other contracts                    6         68           --          (69)         --         --         5          11
                                -------      -----        -----        -----      ------    -------   -------        ----
Total derivative assets, net*        57         63           --          (62)         --         --        58          17
                                -------      -----        -----        -----      ------    -------   -------        ----
Total                           $(1,683)     $(255)       $  --        $(473)     $   --    $    --   $(2,411)       $ 17
                                =======      =====        =====        =====      ======    =======   =======        ====
December 31, 2014 (Revised)
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions     $   754      $  (1)       $ 171        $ 183      $   --    $  (156)  $   951        $ --
   Corporate debt                   724          3           35         (236)        720       (287)      959          --
   RMBS                           6,587        422           78          197          11        (55)    7,240          --
   CMBS                           2,448         94           63          (69)         31     (1,273)    1,294          --
   CDO/ABS                        3,405         79           (2)         602         998     (1,507)    3,575          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total bonds available for sale   13,918        597          345          677       1,760     (3,278)   14,019          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Other bond securities:
   RMBS                             213         15           --           47          --         --       275          11
   CMBS                             126         (2)          --           (1)         --        (75)       48           1
   CDO/ABS                        1,031         56           --          144          --         --     1,231          29
                                -------      -----        -----        -----      ------    -------   -------        ----
Total other bond securities       1,370         69           --          190          --        (75)    1,554          41
                                -------      -----        -----        -----      ------    -------   -------        ----
   Common stock                      --         --           --           --           1         --         1          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total equity securities
  available for sale                 --         --           --           --           1         --         1          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Other invested assets             2,310         20          (36)        (132)         49       (409)    1,802          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total                           $17,598      $ 686        $ 309        $ 735      $1,810    $(3,762)  $17,376        $ 41
                                =======      =====        =====        =====      ======    =======   =======        ====
Liabilities:
Policyholder contract deposits  $  (231)     $(944)       $  --        $ (51)     $   --    $    --   $(1,226)       $ --
Notes payable - to
  affiliates, net                  (211)       (13)          --         (290)         --         --      (514)         --
Derivative assets, net:
   Interest rate contracts            6          1           --           (7)         --         --        --          --
   Equity contracts                  47         14           --          (10)         --         --        51           9
   Other contracts                   10         58           --          (62)         --         --         6          56
                                -------      -----        -----        -----      ------    -------   -------        ----
Total derivative assets, net*        63         73           --          (79)         --         --        57          65
                                -------      -----        -----        -----      ------    -------   -------        ----
Total                           $  (379)     $(884)       $  --        $(420)     $   --    $    --   $(1,683)       $ 65
                                =======      =====        =====        =====      ======    =======   =======        ====

* Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                                            Net
                                                          Realized
                                                  Net     Capital
                                        Policy Investment  Gains   Other
(in millions)                            Fees    Income   (Losses) Income Total
-------------                           ------ ---------- -------- ------ -----
December 31, 2015
   Bonds available for sale              $--      $620     $ (16)   $ --  $ 604
   Other bond securities                  --        (3)       (2)     --     (5)
   Other invested assets                  --        36        58      --     94
   Policyholder contract deposits         --        --      (336)     --   (336)
   Notes payable - to affiliates, net     --        --        18      --     18
   Derivative assets, net                 68        --        (5)     --     63
                                         ---      ----     -----    ----  -----
December 31, 2014 (Revised)
   Bonds available for sale              $--      $610     $ (13)   $ --  $ 597
   Other bond securities                  --        69        --      --     69
   Other invested assets                  --        32       (12)     --     20
   Policyholder contract deposits         --        --      (944)     --   (944)
   Notes payable - to affiliates, net     --        --        --     (13)   (13)
   Derivative assets, net                 62        --        11      --     73

The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                                              Purchases,
                                                                                                                Sales,
                                                                                                              Issuances
                                                                                                                 and
                                                                                                             Settlements,
(in millions)                                                         Purchases Sales  Issuances Settlements     Net
-------------                                                         --------- -----  --------- ----------- ------------
December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  191   $  --     $--      $    --      $ 191
   Corporate debt                                                          90      (3)     --         (181)       (94)
   RMBS                                                                 1,104    (128)     --       (1,220)      (244)
   CMBS                                                                    93     (22)     --          (26)        45
   CDO/ABS                                                              1,422     (50)     --         (779)       593
                                                                       ------   -----     ---      -------      -----
Total bonds available for sale                                          2,900    (203)     --       (2,206)       491
                                                                       ------   -----     ---      -------      -----
Other bond securities:
   RMBS                                                                   498      --      --          (66)       432
   CMBS                                                                    23      --      --          (14)         9
   CDO/ABS                                                                 --     (65)     --          (96)      (161)
                                                                       ------   -----     ---      -------      -----
Total other bond securities                                               521     (65)     --         (176)       280
                                                                       ------   -----     ---      -------      -----
Equity securities available for sale:
   Common stock                                                            --      --      --           (1)        (1)
                                                                       ------   -----     ---      -------      -----
Total equity securities available for sale                                 --      --      --           (1)        (1)
                                                                       ------   -----     ---      -------      -----
Other invested assets                                                     266    (316)     --         (213)      (263)
                                                                       ------   -----     ---      -------      -----
Total assets                                                           $3,687   $(584)    $--      $(2,596)     $ 507
                                                                       ======   =====     ===      =======      =====
Liabilities:
Policyholder contract deposits                                         $   --   $(439)    $--      $     6      $(433)
Notes payable - to affiliates, net                                         --      --      --           22         22
Derivative assets, net:
   Equity contracts                                                        19      --      --          (12)         7
   Other contracts                                                         --      --      --          (69)       (69)
                                                                       ------   -----     ---      -------      -----
Total derivative assets, net                                               19      --      --          (81)       (62)
                                                                       ------   -----     ---      -------      -----
Total liabilities                                                      $   19   $(439)    $--      $   (53)     $(473)
                                                                       ======   =====     ===      =======      =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                              Purchases,
                                                                                                                Sales,
                                                                                                             Issuances and
                                                                                                             Settlements,
(in millions)                                                         Purchases Sales  Issuances Settlements      Net
-------------                                                         --------- -----  --------- ----------- -------------
December 31, 2014 (Revised)
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  189   $  (4)   $  --     $    (2)      $ 183
   Corporate debt                                                          53      (3)      --        (286)       (236)
   RMBS                                                                 1,350    (105)      --      (1,048)        197
   CMBS                                                                   146    (100)      --        (115)        (69)
   CDO/ABS                                                              1,709     (38)      --      (1,069)        602
                                                                       ------   -----    -----     -------       -----
Total bonds available for sale                                          3,447    (250)      --      (2,520)        677
                                                                       ------   -----    -----     -------       -----
Other bond securities:
   RMBS                                                                    66      --       --         (19)         47
   CMBS                                                                    --      (5)      --           4          (1)
   CDO/ABS                                                                 --      --       --         144         144
                                                                       ------   -----    -----     -------       -----
Total other bond securities                                                66      (5)      --         129         190
                                                                       ------   -----    -----     -------       -----
Other invested assets                                                     242      --       --        (374)       (132)
                                                                       ------   -----    -----     -------       -----
Total assets                                                           $3,755   $(255)   $  --     $(2,765)      $ 735
                                                                       ======   =====    =====     =======       =====
Liabilities:
Policyholder contract deposits                                         $   --   $(173)   $  --     $   122       $ (51)
Notes payable - to affiliates, net                                         --      --     (290)         --        (290)
Derivative assets, net:
   Interest rate contracts                                                 --      --       --          (7)         (7)
   Equity contracts                                                        --      --       --         (10)        (10)
   Other contracts                                                         --      --       --         (62)        (62)
                                                                       ------   -----    -----     -------       -----
Total derivative assets, net                                               --      --       --         (79)        (79)
                                                                       ------   -----    -----     -------       -----
Total liabilities                                                      $   --   $(173)   $(290)    $    43       $(420)
                                                                       ======   =====    =====     =======       =====

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2015 and 2014 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $5 million of net losses related to assets transferred into Level 3 in 2015 and includes $14 million of net losses related to assets transferred out of Level 3 in 2015. The net realized and unrealized gains (losses) included and excluded in income (loss) or other comprehensive income
(loss) related to 2014 Level 3 transfers were not significant.

Transfers of Level 3 Assets

During 2015 and 2014, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types. Certain investments in hedge funds were transferred into Level 3 due to these investments now being carried at fair value and no longer being accounted for using the equity method of accounting due to a change in percentage ownership, or as a result of limited market activity due to fund-imposed redemption restrictions.

During 2015 and 2014, transfers out of Level 3 assets primarily included CMBS, CDO/ABS, RMBS, certain investments in municipal securities, private placement and other corporate debt, and investments in hedge funds. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The transfers of certain hedge fund investments out of Level 3 assets were primarily the result of easing of certain fund-imposed redemption restrictions.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 during 2015 or 2014.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                               Fair Value at
                               December 31,
(in millions)                      2015      Valuation Technique   Unobservable Input/(b)/   Range (Weighted Average)
-------------                  ------------- -------------------- -------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and
  political subdivisions          $  966     Discounted cash flow                     Yield     4.31% - 5.11%(4.71%)
Corporate debt                       335     Discounted cash flow                     Yield     4.23% -11.00%(7.61%)
RMBS/(a)/                          7,664     Discounted cash flow  Constant prepayment rate     1.01% - 9.08%(5.04%)
                                                                              Loss severity  49.30% - 79.54%(64.42%)
                                                                      Constant default rate     3.86% - 9.35%(6.60%)
                                                                                      Yield     3.44% - 6.06%(4.75%)
CMBS                               1,136     Discounted cash flow                     Yield    0.78% - 10.56%(5.67%)
CDO/ABS/(a)/                       1,279     Discounted cash flow                     Yield     3.38% - 4.94%(4.16%)
---------------------------------------------------------------------------------------------------------------------
Liabilities:
Embedded derivatives within
  Policyholder contract
  deposits:
   GMWB and GMAB                  $1,031     Discounted cash flow         Equity volatility          15.00% - 50.00%
                                                                            Base lapse rate           1.00% - 17.00%
                                                                         Dynamic lapse rate           0.20% - 25.50%
                                                                  Mortality multiplier/(c)/         82.52% - 104.27%
                                                                           Utilization rate           0.00% - 45.00%
                                                                     Equity / interest-rate
                                                                           correlation/(d)/          20.00% - 40.00%
   Index annuities                   624     Discounted cash flow                Lapse rate           0.75% - 66.00%
                                                                  Mortality multiplier/(c)/          50.00% - 75.00%
   Indexed life                      325     Discounted cash flow         Equity volatility          13.25% - 22.00%
                                                                            Base lapse rate           2.00% - 19.00%
                                                                             Mortality rate           0.00% - 40.00%
---------------------------------------------------------------------------------------------------------------------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                       Fair Value at
                                       December 31,
(in millions)                              2014      Valuation Technique   Unobservable Input/(b)/   Range (Weighted Average)
-------------                          ------------- -------------------- -------------------------- ------------------------
Assets:
Obligations of states, municipalities
  and political subdivisions              $  923     Discounted cash flow                     Yield     3.96% - 4.61%(4.28%)
Corporate debt                               934     Discounted cash flow                     Yield        0% - 5.53%(2.80%)
RMBS/(a)/                                  7,295     Discounted cash flow  Constant prepayment rate     0.64% - 9.69%(5.16%)
                                                                                      Loss severity  47.82% - 79.71%(63.77%)
                                                                              Constant default rate     4.06% - 9.86%(6.96%)
                                                                                              Yield     3.22% - 6.46%(4.84%)
CMBS                                       1,280     Discounted cash flow                     Yield     0.13% - 9.61%(4.87%)
CDO/ABS/(a)/                               1,151     Discounted cash flow                     Yield     2.61% - 4.09%(3.35%)
-----------------------------------------------------------------------------------------------------------------------------
Liabilities (Revised):
Embedded derivatives within
  Policyholder contract deposits:
   GMWB and GMAB                          $  706     Discounted cash flow         Equity volatility           6.00% - 39.00%
                                                                                    Base lapse rate           1.00% - 40.00%
                                                                                 Dynamic lapse rate           0.20% - 60.00%
                                                                                     Mortality rate           0.10% - 35.00%
                                                                                   Utilization rate           0.50% - 30.00%
   Index annuities                           250     Discounted cash flow            Mortality rate           0.10% - 35.00%
                                                                                         Lapse rate           1.00% - 40.00%
   Indexed life                              255     Discounted cash flow Equity implied volatility          10.00% - 25.00%
                                                                                    Base lapse rate           2.00% - 19.00%
                                                                                     Mortality rate           0.00% - 20.00%
-----------------------------------------------------------------------------------------------------------------------------

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for GMWB and GMAB, and the 1975-1980 Modified Basic table for index annuities.
(d)An equity / interest rate correlation factor was added to the valuation model in 2015.

The ranges of reported inputs for Corporate debt, RMBS, CMBS and CDO/ABS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by independent third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates
(CDR), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum accumulation benefits (GMAB) within variable annuity products, and certain enhancements to interest crediting rates based on market indices within index annuities, indexed life and guaranteed investment contracts (GICs). For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

    . Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may either decrease or increase, depending on the relative changes in projected rider fees and projected benefit payments. In 2015, the calculations used to measure equity volatilities for the GMWB and GMAB were updated to provide greater emphasis on current expected market-based volatilities versus historical market volatilities. The implementation of this change reduced the fair value of the GMWB and GMAB liabilities, net of related adjustments to DAC, by approximately $125 million at December 31, 2015, which was offset by the addition of an equity / interest rate correlation factor to the valuation model in 2015, as described below. Long-term equity volatility and equity / interest rate correlation are both key inputs in our economic scenario modeling used to value the embedded derivatives.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    . Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB and GMAB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability. Prior to 2015, an assumption of zero correlation was used based on historical data that was mixed as to the direction of this correlation over a long period of time. In 2015, we added a positive correlation factor based on current market conditions and expected views of market participants. This change increased the GMWB and GMAB fair value liabilities, net of related adjustments to DAC, by approximately $127 million at December 31, 2015, which was largely offset by an update to equity volatility assumptions, as described above.

    . Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts, but in certain scenarios, increases in assumed lapse rates may increase the fair value of the liability.

    . Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

    . Utilization rate assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization rate assumptions are based on company experience, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share as a practical expedient to measure fair value.

                                                                        December 31, 2015           December 31, 2014
                                                                   --------------------------- ---------------------------
                                                                     Fair Value                  Fair Value
                                                                      Using Net                   Using Net
                                                                     Asset Value                 Asset Value
                                                                    Per Share (or   Unfunded    Per Share (or   Unfunded
(in millions)                   Investment Category Includes       its equivalent) Commitments its equivalent) Commitments
-------------               -------------------------------------- --------------- ----------- --------------- -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity investments
                            made as part of a transaction in
                            which assets of mature companies
                            are acquired from the current
                            shareholders, typically with the use
                            of financial leverage                      $  480         $117         $  983         $155
   Real Estate /            Investments in real estate properties
   Infrastructure           and infrastructure positions,
                            including power plants and other
                            energy generating facilities                   56           27            100            5
   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a
                            return through an eventual
                            realization event, such as an initial
                            public offering or sale of the
                            company                                        33            8             35            3
   Distressed               Securities of companies that are in
                            default, under bankruptcy protection,
                            or troubled                                    44           20             78           28
   Other                    Includes multi-strategy, mezzanine,
                            and other strategies                           23           11             11           35
                                                                       ------         ----         ------         ----
Total private equity funds                                                636          183          1,207          226
                                                                       ------         ----         ------         ----
Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes,
                            including mergers, acquisitions and
                            other reorganizations                         367           --            416           --
   Long-short               Securities that the manager believes
                            are undervalued, with corresponding
                            short positions to hedge market risk        1,130           25            951            1
   Distressed               Securities of companies that are in
                            default, under bankruptcy protection
                            or troubled                                   392            8            413            3
   Emerging markets         Investments in the financial markets
                            of developing countries                        30           --             56           --
   Other                    Includes multi-strategy and other
                            strategies                                     97           --            119           --
                                                                       ------         ----         ------         ----
Total hedge funds                                                       2,016           33          1,955            4
                                                                       ------         ----         ------         ----
Total                                                                  $2,652         $216         $3,162         $230
                                                                       ======         ====         ======         ====

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above may be redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments are currently not redeemable, either in whole or in part, because such investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2016. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                          2015
------------                                                                          ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                                 87%
   Between four and six years                                                           2
   Between seven and 10 years                                                          11
                                                                                      ---
       Total                                                                          100%
                                                                                      ---
Percentage of hedge fund investments redeemable:
   Monthly                                                                              8%
   Quarterly                                                                           38
   Semi-annually                                                                        9
   Annually                                                                            45
                                                                                      ---
       Total                                                                          100%
                                                                                      ---
Percentage of hedge fund investments' fair value subject to contractual restrictions   40%
                                                                                      ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates, net. Refer to Notes 9 and 18 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                                December 31, 2015            December 31, 2014 (Revised)
                                        --------------------------------  --------------------------------
                                                   Outstanding                       Outstanding
                                                    Principal                         Principal
(in millions)                           Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                           ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to affiliates, net      $474       $939       $(465)      $514       $957       $(443)

We assumed GIC liabilities, which are reported in policyholder contract deposits on the Consolidated Balance Sheets, from an affiliate, AIG Matched Funding Corp. (AIGMFC). AIGMFC had elected the fair value option for these GIC liabilities and we have maintained this election. The change in the value of each of the GIC liabilities is partially offset by a swap used to economically hedge the changes in the fair value of the GICs. See Note 18 for additional information on the GIC assumption and the related swaps.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

Years Ended December 31,                                      Gain (Loss)
------------------------                               ------------------------
(in millions)                                          2015    2014      2013
-------------                                          ----  --------- ---------
                                                             (Revised) (Revised)
Assets:
   Other bond securities - certain hybrid securities   $(19)   $368      $(58)
   Other invested assets                                 29     100       194
                                                       ----    ----      ----
Liabilities:
   Policyholder contract deposits                        (1)     15       (17)
   Notes payable - to affiliates, net                     5     (17)      (12)
                                                       ----    ----      ----
Total gain                                             $ 14    $466      $107
                                                       ====    ====      ====

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other invested assets primarily relate to certain investments in affordable housing partnerships, the fair values of which are determined based on remaining tax credits and other residual benefits due from the respective partnerships. Residual benefits include consideration of the fair value of underlying real estate properties, which is determined based on market-appropriate capitalization rates applied to net operating income of the properties.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                   Assets at Fair Value      Impairment Charges
                               ----------------------------- ------------------
                                    Non-Recurring Basis          December 31,
                               ----------------------------- ------------------
    (in millions)              Level 1 Level 2 Level 3 Total 2015   2014  2013
    -------------              ------- ------- ------- ----- ----   ----  ----
    December 31, 2015
       Other invested assets     $--     $--    $308   $308  $10     $2   $19

    December 31, 2014
       Other invested assets     $--     $--    $  2   $  2

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

.. Mortgage and other loans receivable: Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. The carrying amount of policy loans, which approximates fair value, is generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


.. Other invested assets that are not measured at fair value represent our investments in FHLB stock. These investments are carried at amortized cost, which approximates fair value.

.. Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..  Policyholder contract deposits associated with investment-type contracts:
   Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

.. Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying values and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                                  Estimated Fair Value
                                            -------------------------------- Carrying
(in millions)                               Level 1 Level 2 Level 3   Total   Value
-------------                               ------- ------- -------  ------- --------
December 31, 2015
Assets:
   Mortgage and other loans receivable       $ --    $ 79   $14,867  $14,946 $14,598
   Other invested assets                       --       8        --        8       8
   Short-term investments                      --     225        --      225     225
   Cash                                       317      --        --      317     317
Liabilities:
   Policyholder contract deposits/(a)/         --     290    61,644   61,934  59,122
   Note payable - to affiliates, net/(b)/      --      --       243      243     243
   Note payable - to third parties, net        --      --       405      405     406
                                             ----    ----   -------  ------- -------
December 31, 2014 (Revised)
Assets:
   Mortgage and other loans receivable       $ --    $ --   $12,718  $12,718 $11,911
   Other invested assets                       --      14        --       14      14
   Short-term investments                      --     823        --      823     823
   Cash                                       277      --       (14)     263     263
Liabilities:
   Policyholder contract deposits/(a)/         --     224    61,771   61,995  56,951
   Note payable - to affiliates, net/(b)/      --      --       140      140     144
   Note payable - to third parties, net        --      --       616      616     617
                                             ----    ----   -------  ------- -------

(a)Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)Excludes notes for which the fair value option has been elected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2015 or 2014.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS, CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Bond Securities and Other Common and Preferred Stock

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available for sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities                   $   331    $   50    $    (5)   $    376    $   --
   Obligations of states, municipalities and political subdivisions      3,147       215        (49)      3,313         2
   Non-U.S. governments                                                  2,717       104       (184)      2,637        --
   Corporate debt                                                       65,479     3,868     (2,378)     66,969       (20)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,714     1,151       (193)     14,672       515
       CMBS                                                              4,581       350        (33)      4,898       185
       CDO/ABS                                                           6,150       145        (74)      6,221         8
                                                                       -------    ------    -------    --------    ------
   Total mortgage-backed, asset-backed and collateralized               24,445     1,646       (300)     25,791       708
                                                                       -------    ------    -------    --------    ------
Total bonds available for sale/(b)/                                     96,119     5,883     (2,916)     99,086       690
                                                                       -------    ------    -------    --------    ------
Equity securities available for sale:
   Common stock                                                              2         1         --           3        --
   Preferred stock                                                          13         2         --          15        --
                                                                       -------    ------    -------    --------    ------
Total equity securities available for sale                                  15         3         --          18        --
                                                                       -------    ------    -------    --------    ------
Other assets - Investment in AIG                                             9         3         (5)          7        --
                                                                       -------    ------    -------    --------    ------
Total                                                                  $96,143    $5,889    $(2,921)   $ 99,111    $  690
                                                                       =======    ======    =======    ========    ======
December 31, 2014
Bonds available for sale:
   U.S. government and government sponsored entities                   $   333    $   63    $    (1)   $    395    $   --
   Obligations of states, municipalities and political subdivisions      2,699       325         (5)      3,019         2
   Non-U.S. governments                                                  2,782       167        (62)      2,887        --
   Corporate debt                                                       64,605     6,412       (642)     70,375        37
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             14,169     1,433       (144)     15,458       739
       CMBS                                                              4,226       488         (9)      4,705       232
       CDO/ABS                                                           5,745       197        (38)      5,904         6
                                                                       -------    ------    -------    --------    ------
   Total mortgage-backed, asset-backed and collateralized               24,140     2,118       (191)     26,067       977
                                                                       -------    ------    -------    --------    ------
Total bonds available for sale/(b)/                                     94,559     9,085       (901)    102,743     1,016
                                                                       -------    ------    -------    --------    ------
Equity securities available for sale:
   Common stock                                                              3         4         --           7        --
   Preferred stock                                                          16         3         --          19        --
                                                                       -------    ------    -------    --------    ------
Total equity securities available for sale                                  19         7         --          26        --
                                                                       -------    ------    -------    --------    ------
Other assets - Investment in AIG                                             9         3         (6)          6        --
                                                                       -------    ------    -------    --------    ------
Total                                                                  $94,587    $9,095    $  (907)   $102,775    $1,016
                                                                       =======    ======    =======    ========    ======

(a)Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2015 and 2014, bonds available for sale held by us that were below investment grade or not rated totaled $14.8 billion and $15.3 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                        Less than 12 Months    12 Months or More           Total
                                                       --------------------- --------------------- ---------------------
                                                                    Gross                 Gross                 Gross
                                                                  Unrealized            Unrealized            Unrealized
(in millions)                                          Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------                                          ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities    $    76     $    5     $   --     $   --    $    76     $    5
   Obligations of states, municipalities and
     political subdivisions                                 934         46         27          3        961         49
   Non-U.S. governments                                   1,241         87        325         97      1,566        184
   Corporate debt                                        20,782      1,493      3,027        885     23,809      2,378
   RMBS                                                   2,410         52      2,131        141      4,541        193
   CMBS                                                   1,126         31         28          2      1,154         33
   CDO/ABS                                                2,282         30        692         44      2,974         74
                                                        -------     ------     ------     ------    -------     ------
Total bonds available for sale                           28,851      1,744      6,230      1,172     35,081      2,916
                                                        -------     ------     ------     ------    -------     ------
Other assets - Investment in AIG                             --         --          3          5          3          5
                                                        -------     ------     ------     ------    -------     ------
Total                                                   $28,851     $1,744     $6,233     $1,177    $35,084     $2,921
                                                        =======     ======     ======     ======    =======     ======
December 31, 2014
Bonds available for sale:
   U.S. government and government sponsored entities    $    --     $   --     $   24     $    1    $    24     $    1
   Obligations of states, municipalities and
     political subdivisions                                  47          1        171          4        218          5
   Non-U.S. governments                                     357         14        607         48        964         62
   Corporate debt                                         5,476        247      6,447        395     11,923        642
   RMBS                                                   1,664         42      1,879        102      3,543        144
   CMBS                                                      53         --        331          9        384          9
   CDO/ABS                                                1,742         16        399         22      2,141         38
                                                        -------     ------     ------     ------    -------     ------
Total bonds available for sale                            9,339        320      9,858        581     19,197        901
                                                        -------     ------     ------     ------    -------     ------
Other assets - Investment in AIG                             --         --          6          6          6          6
                                                        -------     ------     ------     ------    -------     ------
Total                                                   $ 9,339     $  320     $9,864     $  587    $19,203     $  907
                                                        =======     ======     ======     ======    =======     ======

At December 31, 2015, we held 5,086 and 7 individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 885 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2015 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                  Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                       Available for Sale             Position Available for Sale
                                                  ------------------------------- -----------------------------------
(in millions)                                     Amortized Cost    Fair Value    Amortized Cost      Fair Value
-------------                                     --------------    ----------    --------------      ----------
December 31, 2015
Due in one year or less                              $ 1,494         $ 1,518         $   117           $   114
Due after one year through five years                 14,751          15,573           2,280             2,146
Due after five years through ten years                20,359          20,418           9,066             8,397
Due after ten years                                   35,070          35,786          17,566            15,755
Mortgage-backed, asset-backed and collateralized      24,445          25,791           8,968             8,669
                                                     -------         -------         -------           -------
Total                                                $96,119         $99,086         $37,997           $35,081
                                                     =======         =======         =======           =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross realized gains and gross realized losses from sales or maturities of our available for sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2015              2014              2013
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $205     $206     $259     $49     $1,863    $76
Equity securities               2        1        5      --         28     --
                             ----     ----     ----     ---     ------    ---
Total                        $207     $207     $264     $49     $1,891    $76
                             ====     ====     ====     ===     ======    ===

In 2015, 2014, and 2013, the aggregate fair value of available for sale securities sold was $16.7 billion, $6.1 billion and $22.5 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value at our election of the fair value option:

                                                        December 31, 2015           December 31, 2014
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
U.S. government and government sponsored entities    $   --         -- %         $1,135          39%
Non-U.S. governments                                     39           1              --          --
Corporate debt                                        1,375          39              --          --
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 861          24             384          13
   CMBS                                                 193           6             153           5
   CDO/ABS                                            1,077          30           1,262          43
                                                     ------         ---          ------         ---
Total other bond securities                          $3,545         100%         $2,934         100%
                                                     ======         ===          ======         ===

Other Invested Assets

The following table summarizes the carrying values of other invested assets:

                                                        December 31,
                                                      ----------------
          (in millions)                                2015    2014
          -------------                               ------ ---------
                                                             (Revised)
          Alternative investments/(a)/                $5,433  $6,678
          Investment real estate/(b)/                    246     202
          Federal Home Loan Bank (FHLB) common stock       8      14
                                                      ------  ------
          Total                                       $5,687  $6,894
                                                      ======  ======

(a)Includes primarily hedge funds, private equity funds, affordable housing partnerships and other investment partnerships.
(b)Net of accumulated depreciation of $158 million and $148 million at December 31, 2015 and 2014, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $15 million and $26 million at December 31, 2015 and 2014, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                       Years ended December 31,
                                     ---------------------------
              (in millions)            2015     2014      2013
              -------------          -------  --------  --------
              Operating results:
                 Total revenues      $ 7,323  $ 11,281  $  8,668
                 Total expenses       (1,427)   (1,831)   (1,428)
                                     -------  --------  --------
              Net income             $ 5,896  $  9,450  $  7,240
                                     =======  ========  ========

                                                 December 31,
                                              ------------------
              (in millions)                     2015      2014
              -------------                   --------  --------
              Balance sheet:
                 Total assets                 $ 76,483  $ 77,328
                 Total liabilities             (15,685)  (13,428)

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2015 and 2014:

                                             2015                      2014
                                   ------------------------- -------------------------
                                                  Ownership                 Ownership
(in millions, except percentages)  Carrying Value Percentage Carrying Value Percentage
---------------------------------  -------------- ---------- -------------- ----------
   Equity method investments           $4,052      Various       $4,457      Various

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are members of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Net Investment Income

Net investment income represents income primarily from the following sources:

.. Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

.. Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


.. Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..  Earnings from alternative investments.

..  Interest income on mortgage, policy and other loans.

The following table presents the components of net investment income:

                                                              Years Ended December 31,
                                                             --------------------------
(in millions)                                                 2015     2014      2013
-------------                                                ------  --------- ---------
                                                                     (Revised) (Revised)
Fixed maturity securities, including short-term investments  $5,154   $5,686    $5,275
Equity securities                                                 2      (51)      (20)
Interest on mortgage and other loans                            706      645       626
Investment real estate                                           57       61        79
Alternative investments/*/                                      426      761       936
Other investments                                                (1)      70        55
                                                             ------   ------    ------
Total investment income                                       6,344    7,172     6,951
Investment expenses                                             226      247       242
                                                             ------   ------    ------
Net investment income                                        $6,118   $6,925    $6,709
                                                             ======   ======    ======

* Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

.. Sales or full redemptions of available for sale fixed maturity and equity securities, real estate, alternative investments and other types of investments.

.. Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

.. Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..  Exchange gains and losses resulting from foreign currency transactions.

The following table presents the components of net realized capital gains (losses):

                                              Years Ended December 31,
                                             -------------------------
        (in millions)                         2015    2014      2013
        -------------                        -----  --------- ---------
                                                    (Revised) (Revised)
        Sales of fixed maturity securities   $  (1)   $ 210    $1,787
        Sales of equity securities               1        5        28
        Mortgage and other loans               (50)     (46)      (57)
        Investment real estate                  (2)     116        73
        Alternative investments                 90       51         2
        Derivatives                            170     (430)      410
        Other                                  (37)     139       (34)
        Other-than-temporary impairments      (249)    (119)     (127)
                                             -----    -----    ------
        Net realized capital (losses) gains  $ (78)   $ (74)   $2,082
                                             =====    =====    ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..  Current delinquency rates;

..  Expected default rates and the timing of such defaults;

..  Loss severity and the timing of any recovery; and

..  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities:

                                                                                    Years Ended December 31,
                                                                                    ----------------------
(in millions)                                                                        2015     2014    2013
-------------                                                                       ------   ------  ------
Balance, beginning of year                                                          $1,324   $1,585  $2,126
   Increases due to:
       Credit impairments on new securities subject to impairment losses                71       22      15
       Additional credit impairments on previously impaired securities                  32       40      31
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior intent or
         requirement to sell                                                          (114)    (153)   (184)
       Credit impaired securities for which there is a current intent or anticipated
         requirement to sell                                                             1       --      --
       Accretion on securities previously impaired due to credit/*/                   (221)    (170)   (403)
                                                                                    ------   ------  ------
Balance, end of year                                                                $1,093   $1,324  $1,585
                                                                                    ======   ======  ======

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

Equity Securities

We evaluate our available for sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

.. The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

.. A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

.. We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over 12 months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine, based on our expectations as to the timing and amount of cash flows expected to be received, whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following table presents information on our PCI securities, which are included in bonds available for sale:

                                                               At Date of
     (in millions)                                             Acquisition
     -------------                                             -----------
     Contractually required payments (principal and interest)    $13,467
     Cash flows expected to be collected/*/                       10,987
     Recorded investment in acquired securities                    7,357

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2015    2014
                  -------------                  ------ ------
                  Outstanding principal balance  $7,175 $6,934
                  Amortized cost                  5,208  5,020
                  Fair value                      5,508  5,473

The following table presents activity for the accretable yield on PCI securities:

                                                                    Years Ended December 31,
                                                                    ----------------------
                                                                       2015         2014
                          (in millions)                             ----------   ----------
Balance, beginning of year                                          $    2,661   $    2,677
   Newly purchased PCI securities                                          404          545
   Disposals                                                               (13)          --
   Accretion                                                              (348)        (345)
   Effect of changes in interest rate indices                             (102)        (226)
   Net reclassification from non-accretable difference, including
     effects of prepayments                                                185           10
                                                                    ----------   ----------
Balance, end of year                                                $    2,787   $    2,661
                                                                    ==========   ==========

Pledged Investments

Secured Financing

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. At December 31, 2015, our secured financing transactions also include those that involve transfer of securities to financial institutions in exchange for cash (securities lending agreements). In

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

all of these secured financing transactions, the securities transferred by us (pledge collateral) may be sold or repledged by the counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledge collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions:

                                                 December 31,
                                                 -------------
                  (in millions)                   2015    2014
                  -------------                  ------ ------
                  Securities available for sale  $  978 $   --
                  Other securities                1,414  1,135

At December 31, 2015, amounts borrowed under repurchases and securities lending agreements totaled $2.4 billion.

The following table presents information about the collateral pledged and the remaining contractual maturity of the secured financing transactions:

                                      Remaining Contractual Maturity of the Agreements
                                      ---------------------------------------------
                                      Overnight                         Greater
December 31, 2015                        and        Up to 30            Than 90
(in millions)                         Continuous      days   31-90 days  days   Total
-----------------                     ----------    -------- ---------- ------- ------
Other bond securities:
   Non U.S. government                   $--          $--      $   --   $   39  $   39
   Corporate debt                         --           33         325    1,017   1,375
                                         ---          ---      ------   ------  ------
Total repurchase agreements               --           33         325    1,056   1,414
                                         ---          ---      ------   ------  ------
Securities lending agreements:
   Bonds available for sale:
       Non U.S. government                --           --          43       --      43
       Corporate debt                     --           --         765       --     765
       RMBS                               --           --          --      124     124
                                         ---          ---      ------   ------  ------
Total securities lending agreements       --           --         808      124     932
                                         ---          ---      ------   ------  ------
Total secured financing transactions     $--          $33      $1,133   $1,180  $2,346
                                         ===          ===      ======   ======  ======

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $56 million and $72 million at December 31, 2015 and 2014, respectively.

Other Pledges

We are members of FHLBs and such membership requires the members to own stock in these FHLBs. We owned an aggregate of $8 million and $14 million of stock in FHLBs at December 31, 2015 and 2014, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we have pledged securities with a fair value of $739 million and $330 million at December 31, 2015 and 2014, respectively, to provide adequate collateral for potential advances from the FHLBs.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

The following table presents the composition of mortgages and other loans receivable:

                                                           December 31,
                                                        ------------------
    (in millions)                                         2015      2014
    -------------                                       -------  ---------
                                                                  (Revised)
    Commercial mortgages/*/                             $11,306  $   9,540
    Residential mortgages                                 1,003        110
    Life insurance policy loans                           1,451      1,501
    Commercial loans, other loans and notes receivable      975        854
                                                        -------  ---------
    Total mortgage and other loans receivable            14,735     12,005
    Allowance for losses                                   (137)       (94)
                                                        -------  ---------
    Mortgage and other loans receivable, net            $14,598  $  11,911
                                                        =======  =========

* Commercial mortgages primarily represent loans for office, retail, apartments and industrial properties, with exposures in New York and California representing the largest geographic concentrations (21 percent and 13 percent, respectively, at December 31, 2015 and both 15 percent at December 31, 2014).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

The following table presents the credit quality indicators for commercial mortgage loans:

                                          Number                       Class                                   Percent
                                            of   --------------------------------------------------              of
(dollars in millions)                     Loans  Apartments Offices Retail Industrial Hotel  Others Total/(c)/ Total $
---------------------                     ------ ---------- ------- ------ ---------- ------ ------ ---------  -------
December 31, 2015
Credit Quality Indicator:
   In good standing                        817     $1,808   $3,782  $2,364   $1,021   $1,326  $816   $11,117      98%
   Restructured/(a)/                         6         --       75      18       --       --    --        93       1
   90 days or less delinquent                1         --       --      --       --       --     6         6      --
   >90 days delinquent or in process of
     foreclosure                             5         --       84      --        6       --    --        90       1
                                           ---     ------   ------  ------   ------   ------  ----   -------     ---
Total/(b)/                                 829     $1,808   $3,941  $2,382   $1,027   $1,326  $822   $11,306     100%
                                                   ======   ======  ======   ======   ======  ====   =======     ===
Allowance for losses                               $   19   $   25  $   13   $    5   $   11  $  6   $    79       1%
                                                   ======   ======  ======   ======   ======  ====   =======     ===
December 31, 2014
Credit Quality Indicator:
   In good standing                        610     $1,541   $3,164  $1,852   $  863   $1,057  $833   $ 9,310      97%
   Restructured/(a)/                         9         --      159      10       --       --    --       169       2
   90 days or less delinquent                3         --       --      --       --       --    --        --      --
   >90 days delinquent or in process of
     foreclosure                             3         --       61      --       --       --    --        61       1
                                           ---     ------   ------  ------   ------   ------  ----   -------     ---
Total/(b)/                                 625     $1,541   $3,384  $1,862   $  863   $1,057  $833   $ 9,540     100%
                                                   ======   ======  ======   ======   ======  ====   =======     ===
Allowance for losses                               $    2   $   41  $   16   $    2   $    3  $  9   $    73       1%
                                                   ======   ======  ======   ======   ======  ====   =======     ===

(a)Includes loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

(b)Does not reflect valuation allowances.

(c)Approximately 99 percent of the commercial mortgages held at such respective dates were current as to payments of principal and interest.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We hold mortgages with a carrying value of $87 million and $71 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, as of December 31, 2015 and 2014, respectively.

Methodology Used to Estimate the Allowance for Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property-type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for losses on mortgage and other loans receivable:

                                                  2015                   2014                   2013
                                         ---------------------  ---------------------  ---------------------
Years Ended December 31,                 Commercial Other       Commercial Other       Commercial Other
(in millions)                            Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------                 ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year                $ 73     $21  $ 94     $106    $ 33  $139     $ 68    $ 87  $155
   Additions (reductions) to allowance        14      37    51      (17)     11    (6)      49      10    59
   Charge-offs, net of recoveries             (8)     --    (8)     (16)    (23)  (39)     (11)    (64)  (75)
                                            ----     ---  ----     ----    ----  ----     ----    ----  ----
Allowance, end of year                      $ 79     $58  $137     $ 73    $ 21  $ 94     $106    $ 33  $139
                                            ====     ===  ====     ====    ====  ====     ====    ====  ====

The following table presents information on mortgage loans individually assessed for credit losses:

                                                   Years Ended December 31,
                                                   ----------------------
      (in millions)                                 2015     2014    2013
      -------------                                ------   ------  ------
      Impaired loans with valuation allowances     $  100   $  104  $  137
      Impaired loans without valuation allowances     110       --      --
                                                   ------   ------  ------
         Total impaired loans                         210      104     137
      Valuation allowances on impaired loans           (4)     (26)    (56)
                                                   ------   ------  ------
         Impaired loans, net                       $  206   $   78  $   81
                                                   ======   ======  ======
      Interest income on impaired loans            $   11   $    5  $    7
                                                   ======   ======  ======

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We held $30 million and $139 million of commercial mortgage loans that had been modified in a TDR at December 31, 2015 and 2014, respectively. We have no other loans that had been modified in a TDR. These commercial mortgage loans had no allowance for credit losses at December 31, 2015 and $13 million of allowance for credit losses at December 31, 2014. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

6. REINSURANCE

In the ordinary course of business, we utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. In addition, we assume reinsurance from other insurance companies. We generally limit our exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, we can increase our exposure to loss on any single life up to $15 million.

Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided.

The following table presents the effect of reinsurance on our premiums:

                                     Years Ended December 31,
                                     ----------------------
                   (in millions)      2015     2014    2013
                   -------------     ------   ------  ------
                   Direct premiums   $3,535   $2,561  $2,661
                   Assumed premiums      20       22      22
                   Ceded premiums      (927)    (917)   (900)
                                     ------   ------  ------
                   Net               $2,628   $1,666  $1,783
                                     ======   ======  ======

Reinsurance recoveries, which reduced Policyholder benefits, were approximately $847 million, $641 million and $658 million during 2015, 2014 and 2013, respectively.

We manage the capital impact on our statutory reserve requirements of National Association of Insurance Commissioners (NAIC) Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) and NAIC Actuarial Guideline 38 (Guideline AXXX) through an intercompany reinsurance agreement. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) are ceded to our Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

The agreement between us and AGC Life provides for an experience refund of all profits, less a reinsurance risk charge. The most significant impact of the agreement on our results of operations during 2015, 2014 and 2013 was a pre-tax expense of approximately $89 million, $81 million and $73 million, respectively, which represented the risk charge associated with the reinsurance agreement.

On October 1, 2003, we entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. (AIGB). Under the agreement, AIGB reinsured 100 percent quota share of our liability on virtually all of our general account deferred annuity contracts with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, we retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

Reinsurance Security

Our third-party reinsurance arrangements do not relieve us from our direct obligations to our beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

assumed under any reinsurance agreement. We hold collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. We believe that no exposure to a single reinsurer represents an inappropriate concentration of credit risk to the Company. Gross reinsurance assets with our three largest reinsurers aggregated to approximately $1.1 billion and $1.0 billion at December 31, 2015 and 2014, respectively, of which approximately $871 million and $830 million at December 31, 2015 and 2014, respectively, was not secured by collateral.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange swaps and forwards) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments and GICs denominated in foreign currencies.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments as a part of our investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable ISDA Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, excluding bifurcated embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with GIC liabilities and available for sale investments have been designated as fair value hedges. Changes in fair value hedges of GIC liabilities and available for sale securities are reported in net policyholder benefits and net realized capital gains (losses), respectively, along with changes in the hedged item.

The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                                                December 31, 2015                 December 31, 2014
                                                         -------------------------------   -------------------------------
                                                         Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                                              Assets        Liabilities         Assets        Liabilities
                                                         ---------------  --------------   ---------------  --------------
                                                         Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                                             Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                                            -------- ------  --------  -----  -------- ------  --------  -----
Derivatives designated as hedging instruments:/(a)/
   Interest rate contracts                               $   279  $  194  $   209   $  --  $   243  $  172   $   --   $  --
   Foreign exchange contracts                                781      93       45       7      182      11       99      29
Derivatives not designated as hedging instruments:/(a)/
   Interest rate contracts                                22,489     714   21,762     267   24,499     398    2,848     224
   Foreign exchange contracts                              2,263     325    2,125     390    2,654     512    2,068     410
   Equity contracts                                        4,835     127    4,446      --    5,481     108    2,662      --
   Other contracts/(b)/                                   33,113      13       63       8   30,580      13       65       7
                                                         -------  ------  -------   -----  -------  ------   ------   -----
Total derivatives, gross                                 $63,760   1,466  $28,650     672  $63,639   1,214   $7,742     670
                                                         -------  ------  -------   -----  -------  ------   ------   -----
Counterparty netting/(c)/                                           (273)            (273)            (198)            (198)
Cash collateral/(d)/                                                (298)             (36)            (287)             (14)
                                                                  ------            -----           ------            -----
Total derivatives included in Other Assets and Other
  Liabilities, respectively /(e)/                                 $  895            $ 363           $  729            $ 458
                                                                  ======            =====           ======            =====

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(b)Consists primarily of stable value wrap contacts with multiple underlying exposures.

(c)Represents netting of derivative exposures covered by a qualifying master netting agreement.

(d)Represents cash collateral posted and received that is eligible for netting.

(e)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2015 and December 31, 2014. Fair value of liabilities related to bifurcated embedded derivatives was $2.0 billion and $1.3 billion, respectively, at December 31, 2015 and December 31, 2014.

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                                        Years Ended December 31,
                                                                        -----------------------
(in millions)                                                            2015    2014    2013
-------------                                                           -----   -----   ------
Derivative instruments in fair value hedging relationships:/*/
   Interest rate contracts                                              $   7   $  (7)  $   (1)
   Foreign exchange contracts                                              17      (4)      --
                                                                        -----   -----   ------
Total                                                                   $  24   $ (11)  $   (1)
                                                                        =====   =====   ======
Derivatives not designated as hedging instruments, by derivative type:
   Interest rate contracts                                              $ 261   $ 511   $ (193)
   Foreign exchange contracts                                              64     (33)      --
   Equity contracts                                                      (116)   (238)    (447)
   Other contracts                                                         67      57       39
   Embedded derivatives                                                   (62)   (645)   1,042
                                                                        -----   -----   ------
Total                                                                   $ 214   $(348)  $  441
                                                                        =====   =====   ======
By classification:
   Policy fees                                                          $  68   $  62   $   --
   Net investment income                                                   --      --       39
   Net realized capital gains (losses)                                    170    (430)     410
   Policyholder benefits                                                    6      17       (5)
   Interest credited to policyholder account balances                      (6)     (8)      (4)
                                                                        -----   -----   ------
Total                                                                   $ 238   $(359)  $  440
                                                                        =====   =====   ======

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. We assess the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses incurred, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses incurred can have a significant impact on the likelihood and amount of a premium deficiency charge.

Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. We perform separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                               Years Ended December 31,
                                                                             ----------------------------
(in millions)                                                                 2015      2014       2013
-------------                                                                ------  ---------  ---------
                                                                                      (Revised)  (Revised)
Balance, beginning of year                                                   $5,339  $   5,312  $   4,425
   Acquisition costs deferred                                                   983        875        790
   Accretion of interest/amortization                                          (778)      (695)      (632)
   Effect of unlocking assumptions used in estimating future gross profits       36         96        105
   Effect of realized gains/loss on securities                                    1        (45)       (37)
   Effect of unrealized gains/loss on securities                                525       (204)       661
                                                                             ------  ---------  ---------
Balance, end of year                                                         $6,106  $   5,339  $   5,312
                                                                             ======  =========  =========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Value of Business Acquired (VOBA): VOBA is determined at the time of acquisition and is reported in the Consolidated Balance Sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to estimated gross profits and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

The following table presents a rollforward of VOBA:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                  2015     2014    2013
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  322   $  348  $  339
   Accretion of interest/amortization                                           (24)     (24)    (27)
   Effect of unlocking assumptions used in estimating future gross profits      (22)      13      10
   Effect of realized gains/loss on securities                                   --       (3)     (5)
   Effect of unrealized gains/loss on securities                                 19      (12)     31
                                                                             ------   ------  ------
Balance, end of year                                                         $  295   $  322  $  348
                                                                             ======   ======  ======

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $23 million, $21 million, $20 million, $20 million and $19 million, respectively. These projections are based on current estimates for investment income and spreads, persistency, mortality and morbidity assumptions.

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

The following table presents a rollforward of deferred sales inducements:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                 2015     2014    2013
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  442   $  502  $  354
   Acquisition costs deferred                                                    73       33      62
   Accretion of interest/amortization                                          (132)    (114)   (109)
   Effect of unlocking assumptions used in estimating future gross profits       53       60      65
   Effect of realized gains/loss on securities                                    4      (12)    (13)
   Effect of unrealized gains/loss on securities                                139      (27)    143
                                                                             ------   ------  ------
Balance, end of year                                                         $  579   $  442  $  502
                                                                             ======   ======  ======

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


DAC, VOBA and deferred sales inducements for insurance oriented and investment oriented products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, our DAC, VOBA and deferred sales inducements may be subject to an impairment charge and our results of operations could be significantly affected in future periods.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                           Securitization Affordable Housing
(in millions)                                 Vehicles       Partnerships    Total
-------------                              -------------- ------------------ ------
December 31, 2015
Assets:
   Bonds available for sale                    $6,124            $--         $6,124
   Other bond securities                          747             --            747
   Mortgage and other loans receivable          1,435             --          1,435
   Other/(a)/                                     429              6            435
                                               ------            ---         ------
Total assets/(b)/                              $8,735            $ 6         $8,741
                                               ======            ===         ======
Liabilities:
   Notes payable - to affiliates, net          $  617            $--         $  617
   Notes payable - to third parties, net          311             --            311
   Other/(c)/                                      20              3             23
                                               ------            ---         ------
Total liabilities/(d)/                         $  948            $ 3         $  951
                                               ======            ===         ======
December 31, 2014 (Revised)
Assets:
   Bonds available for sale                    $6,830            $--         $6,830
   Other bond securities                          777             --            777
   Mortgage and other loans receivable          1,753             --          1,753
   Other/(a)/                                     483              4            487
                                               ------            ---         ------
Total assets/(b)/                              $9,843            $ 4         $9,847
                                               ======            ===         ======
Liabilities:
   Notes payable - to affiliates, net          $  660            $--         $  660
   Notes payable - to third parties, net          488             --            488
   Other/(c)/                                       5              2              7
                                               ------            ---         ------
Total liabilities                              $1,153            $ 2         $1,155
                                               ======            ===         ======

(a)Comprised primarily of short-term investments and other assets at both December 31, 2015 and 2014.
(b)The assets of each VIE can be used only to settle specific obligations of that VIE.
(c)Comprised primarily of amounts due to related parties, derivative liabilities and other liabilities, at both December 31, 2015 and 2014.
(d)Includes the effect of deconsolidating previously consolidated partnerships.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances, we have provided guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                     Maximum Exposure to Loss
                                                   -----------------------------
                                         Total VIE On-Balance Off-Balance
(in millions)                             Assets    Sheet/*/     Sheet    Total
-------------                            --------- ---------- ----------- ------
December 31, 2015
   Real estate and investment entities    $4,828     $  562       $65     $  627
   Affordable housing partnerships         4,279        547        --        547
                                          ------     ------       ---     ------
Total                                     $9,107     $1,109       $65     $1,174
                                          ======     ======       ===     ======
December 31, 2014 (Revised)
   Real estate and investment entities    $4,180     $  528       $85     $  613
   Affordable housing partnerships         4,540        707        --        707
                                          ------     ------       ---     ------
Total                                     $8,720     $1,235       $85     $1,320
                                          ======     ======       ===     ======

* At December 31, 2015 and 2014, $785 million and $845 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Real Estate and Investment Entities

We participate as a passive investor in the equity issued primarily by third party-managed hedge and private equity funds, and certain real estate entities managed by AIG Asset Management (US), LLC (AIG Investments), an affiliate that are VIEs. We are typically not involved in the design or establishment of these VIEs, nor do we actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily in investment-grade debt securities and loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities and those beneficial interests issued to third-parties are reported as notes payable to third parties, net.

Ambrose

During 2013 and 2014, we entered into securitization transactions that involved the transfer of portfolios of high grade corporate securities and structured securities acquired from AIG Parent, to newly formed special purpose entities (collectively referred to as the Ambrose entities), which are VIEs. We own the majority of the beneficial interests issued by the Ambrose entities and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs, accordingly, we consolidate the Ambrose entities. See Note 18 for additional information on these securitization transactions.

Selkirk

During 2013 and 2014, we entered into securitization transactions in which portfolios of our commercial mortgage loans were transferred to special purpose entities, with us retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, we received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. We determined that we control or we are the primary beneficiary of certain special purpose entities in the securitization structures, and therefore we consolidate these entities, including those that are VIEs.

Affordable Housing Partnerships

SunAmerica Affordable Housing Partners, Inc. (SAAHP) organized and invested in limited partnerships that develop and operate affordable housing qualifying for federal, state, and historic tax credits, in addition to a few market rate properties across the United States. The operating partnerships are VIEs, whose debt is generally non-recourse in nature, and the general partners of which are mostly unaffiliated third-party developers. We account for our investments in operating partnerships using the equity method of accounting, unless they are required to be consolidated. We consolidate an operating partnership if the general partner is an affiliated entity or we otherwise have the power to direct activities that most significantly impact the entities' economic performance.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not considered embedded derivatives, primarily guaranteed minimum death benefits. See Note 11 for additional information on guaranteed minimum death benefits.

The liability for long-duration future policy benefits has been established including assumptions for interest rates which vary by year of issuance and product, and range from approximately 3.0 percent to 14.0 percent. Mortality and surrender rate assumptions are generally based on actual experience when the liability is established.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. The assumptions include mortality, morbidity, persistency, maintenance expenses, and investment returns. These assumptions are typically consistent with pricing inputs. These assumptions include margins for adverse deviation principally for key assumptions such as mortality and interest rates used to discount cash flows, to reflect uncertainty given that actual experience might deviate from these assumptions. Establishing margins at contract inception requires management judgment. The extent of the margin for adverse deviation may vary depending on the uncertainty of the cash flows, which is affected by the volatility of the business and the extent of our experience with the product.

A loss recognition occurs if observed changes in actual experience or estimates result in projected future losses under loss recognition testing. To determine whether a loss recognition exists, we determine whether a future loss is expected based on updated current assumptions. If a loss recognition exists, we recognize the loss by first reducing DAC through amortization expense, and, if DAC is depleted, record additional liabilities through a charge to policyholder benefit expense. See Note 8 for additional information on loss recognition.

Sales of investment securities in connection with a program to utilize capital loss carryforwards, as well as other investment sales with subsequent reinvestment at lower yields, triggered loss recognition expense primarily on certain long-term payout annuity contracts of $21 million and $886 million in 2014 and 2013, respectively. No loss recognition was recorded in 2015 related to the utilization of capital loss carryforwards. We also recorded loss recognition expense of $28 million in 2015 and $87 million in 2014 to increase reserves for certain long-term care business.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 0.2 percent to 7.8 percent at December 31, 2015, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In addition to liabilities for universal life, fixed annuities, fixed options within variable annuities, annuities without life contingencies, funding agreements and GICs, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts we have elected to account for at fair value. In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policyholder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

For universal life policies with secondary guarantees, we recognize certain liabilities in addition to policyholder account balances. For universal life policies with secondary guarantees, as well as other universal life policies for which profits followed by losses are expected at contract inception, a liability is recognized based on a benefit ratio of (a) the present value of total expected payments, in excess of the account value, over the life of the contract, divided by (b) the present value of total expected assessments over the life of the contract. For universal life policies without secondary guarantees, for which profits followed by losses are first expected after contract inception, we establish a liability, in addition to policyholder account balances, so that expected future losses are recognized in proportion to the emergence of profits in the earlier (profitable) years. Universal life account balances as well as these additional liabilities related to universal life products are reported within policyholder contract deposits in the Consolidated Balance Sheets.

Under a funding agreement-backed notes issuance program, an unaffiliated, non-consolidated statutory trust issues medium-term notes to investors, which are secured by GICs we issued to the trust.

Policy Claims and Benefits Payable

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported (IBNR) claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

We are now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File (SSDMF) to determine if insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with us within 120 days, we will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in our records.

Other Policyholder Funds

Other policyholder funds include unearned revenue reserves (URR). URR consist of front-end loads on investment-oriented contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for investment-oriented contracts are generally deferred and amortized, with interest, in relation to the incidence of estimated gross profit to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC. Amortization of URR is recorded in policy fees.

Other policyholder funds also include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Participating policyholders are the policyholders who share in our earnings based on provisions within the policy contract. These dividends are declared annually by our Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, we established an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2015 and 2.2 percent of gross premiums in 2015. Policyholder dividends were $22 million in 2015 and $28 million in both 2014 and 2013 and are included in policyholder benefits in the Consolidated Statements of Income.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue with the unearned portions of the premiums recorded as liabilities in other policyholder funds. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

11. VARIABLE LIFE AND ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or in other instances at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB), and guaranteed minimum accumulation benefits
(GMAB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, because the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features, and as a result the net amount at risk for each feature is not additive to that of other features.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31,
                                          ---------------
                      (in millions)        2015    2014
                      -------------       ------- -------
                      Equity funds        $15,038 $14,844
                      Bond funds            4,069   4,380
                      Balanced funds       19,175  16,856
                      Money market funds      324     295
                                          ------- -------
                      Total               $38,606 $36,375
                                          ======= =======

GMDB and GMIB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is our most widely offered benefit. Our account values subject to guarantees also include GMIB to a lesser extent, which is no longer offered.

The liabilities for GMDB and GMIB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents details concerning our GMDB exposures, by benefit type:

                                                December 31, 2015          December 31, 2014
-                                         ----------------------------- -----------------------
                                                                                       Highest
                                           Net Deposits     Highest      Net Deposits  Contract
                                          Plus a Minimum Contract Value Plus a Minimum  Value
(dollars in millions)                         Return        Attained        Return     Attained
---------------------                     -------------- -------------- -------------- --------
Account value                                $29,404        $15,045        $25,715     $14,373
Net amount at risk                             1,213            939            586         496
Average attained age of contract holders          67             69             66          68
Range of guaranteed minimum return rates       0%-4%                         0%-5%

The following table presents a rollforward of the GMDB and GMIB liabilities related to variable annuity contracts:

                                         Years Ended December 31,
                                        --------------------------
            (in millions)               2015     2014       2013
            -------------               ----  ---------  ---------
                                               (Revised)  (Revised)
            Balance, beginning of year  $363  $     361  $     390
               Reserve increase          150         65         26
               Benefits paid             (54)       (63)       (55)
                                        ----  ---------  ---------
            Balance, end of year        $459  $     363  $     361
                                        ====  =========  =========

Assumptions used to determine the GMDB and GMIB liability include interest rates, which vary by year of issuance and products; mortality and lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


GMWB and GMAB

Certain guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB and GMAB as well as index annuities and indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits and, to a lesser extent, GMAB benefits, which are not currently offered. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living. With a GMAB benefit, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract, provided the contract holder persists until the maturity date.

The liabilities for GMWB and GMAB, which are recorded in policyholder contract deposits, are accounted for as embedded derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other net realized capital gains (losses). The fair value of these embedded derivatives was a net liability of $-1031.0 million and $-680.0 million at December 31, 2015 and 2014, respectively. See Note 3 for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded derivatives. We had account values subject to GMWB and GMAB that totaled $32.8 billion and $30.0 billion at December 31, 2015 and 2014, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk for GMAB represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. In aggregate, the net amount at risk related to the GMWB and GMAB guarantees was $520 million and $269 million at December 31, 2015 and 2014, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB and GMAB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, when applicable, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2015, including fixed and variable-rates:

                                                                                  Balance at December 31,
                                                           Range of     Maturity  ----------------------
(in millions)                                          Interest Rate(s) Date(s)      2015        2014
-------------                                          ---------------- ---------  --------   ---------
                                                                                              (Revised)
Notes payable - to affiliates, net:
   Notes payable of consolidated VIEs                     0.00% - 6.51%      2041 $    143   $     144
   Notes payable of consolidated VIEs, at fair value     5.00% - 11.93% 2060-2061      474         514
   Intercompany loan facility                          LIBOR plus 0.15%      2016      100          --
                                                                                   --------   ---------
Total notes payable - to affiliates, net                                               717         658
                                                                                   --------   ---------
Notes payable - to third parties, net:
   Notes payable of consolidated VIEs                     1.33% - 5.60% 2018-2061      311         488
   FHLB borrowings                                                                      --          32
   Debt of consolidated investments                       5.77% - 7.68% 2016-2038       95          97
                                                                                   --------   ---------
Total notes payable - to third parties, net                                            406         617
                                                                                   --------   ---------
Total notes payable                                                               $  1,123   $   1,275
                                                                                   ========   =========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                          Year Ending
December 31, 2015                                             -----------------------------------
(in millions)                                          Total  2016 2017 2018 2019 2020 Thereafter
-------------                                          ------ ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates, net:
   Notes payable of consolidated VIEs                  $  143 $ -- $--  $--  $--  $--    $  143
   Notes payable of consolidated VIEs, at fair value      474   --  --   --   --   --       474
   Intercompany loan facility                             100  100  --   --   --   --        --
                                                       ------ ---- ---  ---  ---  ---    ------
Total notes payable - to affiliates, net               $  717 $100 $--  $--  $--  $--    $  617
                                                       ------ ---- ---  ---  ---  ---    ------
Notes payable - to third parties, net:
   Notes payable of consolidated VIEs                     311   --  --    3   --   --       308
   Debt of consolidated investments                        95   13  --   --   --   --        82
                                                       ------ ---- ---  ---  ---  ---    ------
Total notes payable - to third parties, net               406   13  --    3   --   --       390
                                                       ------ ---- ---  ---  ---  ---    ------
Total notes payable                                    $1,123 $113 $--  $ 3  $--  $--    $1,007
                                                       ====== ==== ===  ===  ===  ===    ======

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. In 2015, we expanded the capacity of the FHLB Advance Facility operational plan. The purpose of this plan is to more effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we increased the amount of securities pledged to the FHLBs. The fair value of all collateral pledged to secure advances from the FHLBs included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

At December 31, 2015, we had $100 million outstanding under this facility.

13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases at December 31, 2015:

                        (in millions)
                        -------------
                        2016                        $ 28
                        2017                          26
                        2018                          20
                        2019                          18
                        2020                          16
                        Remaining years after 2020    52
                                                    ----
                        Total                       $160
                                                    ====

Rent expense was $30 million, $29 million and $32 million in 2015, 2014 and 2013, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $472 million at December 31, 2015.

Mortgage Loan Commitments

We have $984 million and $143 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2015.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $11 million and $12 million at December 31, 2015 and 2014, respectively.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                        December 31,
                                                                                     -----------------
(in millions)                                                                         2015      2014
-------------                                                                        ------  ---------
                                                                                              (Revised)
Unrealized appreciation of fixed maturity and equity securities, available for sale  $2,968  $   8,188
Net unrealized gains on other invested assets                                           549        832
Adjustments to DAC, VOBA and deferred sales inducements                                (500)    (1,183)
Shadow loss recognition                                                                 (18)      (872)
Foreign currency translation adjustments                                                 (3)        (4)
Deferred income tax                                                                    (663)    (1,026)
                                                                                     ------  ---------
Accumulated other comprehensive income                                               $2,333  $   5,935
                                                                                     ======  =========

The following table presents the other comprehensive income (loss) reclassification adjustments:

                                               Unrealized
                                              Appreciation
                                             (Depreciation)
                                                of Fixed
                                                Maturity
                                              Investments
                                                on Which
                                              Other-Than-                  Adjustments
                                               Temporary      Unrealized     to DAC,
                                                 Credit      Appreciation   VOBA, and  Unrealized    Foreign
                                              Impairments   (Depreciation)  Deferred    Insurance   Currency
                                                  were       of All Other     Sales       Loss     Translation
(in millions)                                  Recognized    Investments   Inducements Recognition Adjustments  Total
-------------                                -------------- -------------- ----------- ----------- ----------- -------
December 31, 2013 (Revised)
Unrealized change arising during period          $ 461         $(6,597)       $ 885      $1,152       $ (9)    $(4,108)
Less: Reclassification adjustments included
  in net income                                     92           1,726           50        (886)        (5)        977
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)              369          (8,323)         835       2,038         (4)     (5,085)
Less: Income tax expense (benefit)                 127          (3,024)         293         713         (1)     (1,892)
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $ 242         $(5,299)       $ 542      $1,325       $ (3)    $(3,193)
                                                 =====         =======        =====      ======       ====     =======
December 31, 2014 (Revised)
Unrealized change arising during period          $ 130         $ 4,261        $(183)     $ (963)      $(17)    $ 3,228
Less: Reclassification adjustments included
  in net income                                     52             163           60        (101)        (9)        165
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)               78           4,098         (243)       (862)        (8)      3,063
Less: Income tax expense (benefit)                  30             198          (91)       (306)        (3)       (172)
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $  48         $ 3,900        $(152)     $ (556)      $ (5)    $ 3,235
                                                 =====         =======        =====      ======       ====     =======
Year ended December 31, 2015
Unrealized change arising during period          $(304)        $(5,202)       $ 688      $  854       $ 10     $(3,954)
Less: Reclassification adjustments included
  in net income                                     38             (39)           5          --         14          18
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)             (342)         (5,163)         683         854         (4)     (3,972)
Less: Income tax expense (benefit)                (117)           (795)         241         303         (2)       (370)
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $(225)        $(4,368)       $ 442      $  551       $ (2)    $(3,602)
                                                 =====         =======        =====      ======       ====     =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                                     Amount Reclassified from
                                                       Accumulated Other
                                                     Comprehensive Income
                                                     -----------------------
                                                     December 31,
                                                     -----------------------  Affected Line Item in the
(in millions)                                         2015    2014     2013   Statements of Income
                                                     -----   -----   ------   --------------------------------------------------
Unrealized appreciation of fixed maturity
  investments on which other-than-temporary credit
  impairments were recognized                        $  38   $  52   $   92   Net realized capital gains (losses)
Unrealized appreciation (depreciation) of all other
  investments                                          (39)    163    1,726   Net realized capital gains (losses)
Adjustments to DAC, VOBA and deferred sales
  inducements                                            5      60       50   Amortization of deferred policy acquisition costs
Shadow loss recognition                                 --    (101)    (886)  Policyholder benefits
Foreign currency translation adjustments                14      (9)      (5)
                                                     -----   -----   ------
   Total reclassifications for the period            $  18   $ 165   $  977
                                                     =====   =====   ======

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

 (in millions)                                              2015   2014   2013
 -------------                                             ------ ------ ------
 Years Ended December 31,
 Statutory net income                                      $1,413 $1,862 $3,431

 At December 31,
 Statutory capital and surplus                              8,894  9,167
 Aggregate minimum required statutory capital and surplus   2,134  2,184

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2015 and 2014, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

In 2015, we adopted a permitted statutory accounting practice to report derivatives used to hedge interest rate risk on product-related embedded derivatives at amortized cost instead of fair value. The initial adoption of the permitted practice resulted in a reduction to our statutory surplus of $366 million at December 31, 2015. Other than the adoption of this permitted practice in 2015, the use of prescribed or permitted statutory accounting practices did not result in reported statutory surplus or risk-based capital that is significantly different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed in all respects.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid over a rolling 12-month period to shareholders of Texas domiciled insurance companies

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

without obtaining the prior approval of the TDI is limited to the greater of:
(1) 10 percent of the preceding year's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of our unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2016 without prior approval of the TDI is $1.4 billion. Dividend payments in excess of positive retained earnings in 2013 and 2014 were classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

On August 27, 2015, AIG Parent amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

Effective January 1, 2016, AIG Parent provides participants in the AIG Incentive Savings Plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service (IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

17. INCOME TAXES

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

        Years Ended December 31,
        (in millions)                        2015     2014       2013
        -------------                       -----  ---------  ---------
                                                   (Revised)  (Revised)
        Current                             $ 549  $     401  $      81
        Deferred                             (111)       533       (368)
                                            -----  ---------  ---------
        Total income tax expense (benefit)  $ 438  $     934  $    (287)
                                            =====  =========  =========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. statutory income tax rate is 35 percent for 2015, 2014 and 2013. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                      2015     2014       2013
-------------                                                      ----  ---------  ---------
                                                                         (Revised)  (Revised)
U.S federal income tax expense at statutory rate                   $593  $   1,034  $   1,587
Adjustments:
   Reclassifications from accumulated other comprehensive income    (94)        19        (34)
   Dividends received deduction                                     (30)       (25)       (23)
   State income tax                                                  (5)        (1)        (6)
   Valuation allowance                                               --        (93)    (1,804)
   Other credits, taxes and settlements                             (26)        --         (7)
                                                                   ----  ---------  ---------
Total income tax expense (benefit)                                 $438  $     934  $    (287)
                                                                   ----  ---------  ---------

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                                2015      2014
-------------                                                              -------  ---------
                                                                                    (Revised)
Deferred tax assets:
   Losses and tax credit carryforwards                                     $   259  $     258
   Basis differences on investments                                          2,516      2,063
   Policy reserves                                                           1,765      1,855
                                                                           -------  ---------
Total deferred tax assets                                                    4,540      4,176
                                                                           -------  ---------
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (2,021)    (1,669)
   Net unrealized gains on debt and equity securities available for sale    (1,057)    (2,438)
   State deferred tax liabilities                                              (18)       (30)
   Capitalized EDP                                                             (52)       (44)
   Other                                                                       (27)       (30)
                                                                           -------  ---------
Total deferred tax liabilities                                              (3,175)    (4,211)
                                                                           -------  ---------
Net deferred tax asset (liability) before valuation allowance                1,365        (35)
Valuation allowance                                                           (920)        --
                                                                           -------  ---------
Net deferred tax asset (liability)                                         $   445  $     (35)
                                                                           =======  =========

The following table presents our tax losses and credit carryforwards on a tax return basis.

         December 31, 2015                            Tax   Expiration
         (in millions)                     Gross Effected      Periods
         -------------                     ----- -------- ------------
         Net operating loss carryforwards   $59    $ 21   2028 to 2032
         Foreign tax credit carryforwards    --      44   2016 to 2024
         Business credit carryforwards       --     194   2025 to 2034
                                                   ----
         Total carryforwards                       $259
                                                   ====

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

.. the nature, frequency and severity of cumulative financial reporting losses in recent years;

.. the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

.. the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

.. prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

At December 31, 2015, recent changes in market conditions, including rising interest rates, impacted the unrealized tax losses in our available for sale portfolio, resulting in an increase to the related deferred tax asset. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery. As of December 31, 2015, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized.

In 2015, we established $920 million of valuation allowance associated with unrealized tax losses, all of which was allocated to other comprehensive income. For the year ended December 31, 2014, we recognized a decrease of $1.4 billion in the capital loss carryforward valuation allowance of which $93 million was allocated to income from continuing operations and $1.3 billion was allocated to other comprehensive income. Included in the $1.4 billion was a decrease in the capital loss carryforward valuation allowance of $187 million related to capital loss carryforward previously treated as expired that was restored and utilized in 2014.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                           Years Ended December 31,
                                                           -----------------------
       (in millions)                                         2015         2014
       -------------                                       ------       ------
       Gross unrecognized tax benefits, beginning of year  $  27        $  36
          Increases in tax position for prior years            6           --
          Decreases in tax position for prior years           --           (9)
                                                           -----        -----
       Gross unrecognized tax benefits, end of year        $  33        $  27
                                                           =====        =====

At December 31, 2015 and 2014, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $33 million and $27 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At both December 31, 2015 and 2014, we had accrued liabilities of $7 million for the payment of interest (net of the federal benefit) and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

penalties. In 2015, 2014 and 2013, we recognized expense of $1 million, income of $10 million and expense of $6 million respectively, for interest (net of the federal benefit) and penalties related to unrecognized tax benefits.

We regularly evaluate proposed adjustments by taxing authorities. At
December 31, 2015, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2015 remain subject to examination by major tax jurisdictions.

18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG Parent is subject to regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) as a systemically important financial institution (SIFI) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. AIG Parent was subject to regulation by the Federal Reserve as a savings and loan holding company as of March 31, 2014.

As part of broad and on-going efforts to transform AIG Parent for long-term competitiveness, in the third quarter of 2015, AIG Parent finalized a series of initiatives focused on organizational simplification, operational efficiency, and business rationalization. On January 26, 2016, AIG Parent announced several actions designed to create a leaner, more profitable and focused insurer. These actions included a plan to reorganize its operating model into "modular," self-contained business units to enhance transparency and accountability. AIG Parent also introduced a new legacy portfolio, which aims to maximize value and release capital of certain run-off non-strategic assets and highlight progress on improving the return on equity of its operating portfolio.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. We incurred approximately $315 million, $305 million and $297 million for such services in 2015, 2014 and 2013, respectively. Accounts payable for such services were $692 million and $240 million at December 31, 2015 and 2014, respectively. We rent facilities and provide services on an allocated cost basis to various affiliates. We also provide shared services, including technology, to a number of AIG's life insurance subsidiaries. We earned approximately $812 million, $813 million and $805 million for such services and rent in 2015, 2014 and 2013, respectively. Accounts receivable for rent and services were $457 million and $57 million at December 31, 2015 and 2014, respectively.

We pay commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing our annuity products and mutual funds. Amounts incurred related to the broker-dealer services totaled $50 million, $55 million and $50 million in 2015, 2014 and 2013, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Selkirk Transactions

See Note 9 for discussion of Selkirk transactions.

Lighthouse VI

During 2013, we, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within our Representative Security Account (RSA).

In each transaction, a portion of our securities were transferred to the RSA of our affiliate, The Variable Annuity Life Insurance Company (VALIC), in exchange for other VALIC securities. During 2015, we transferred securities with a fair market value of $121 million to two of the CTFs, of which 20% were then transferred to the RSA of VALIC, and the remaining 80% of the securities were transferred to our RSA. The assets transferred to VALIC's RSA in 2015 and 2013 qualified for de-recognition treatment.

Ambrose Transactions

During 2013 and 2014, we entered into securitization transactions in which we transferred portfolios of high grade corporate securities, and structured securities acquired from AIG Parent, to newly formed special purpose entities (the Ambrose entities), which are VIEs that we consolidate. As consideration for the transferred securities, we received beneficial interests in tranches of structured securities (Class A1, B, C and X) issued by each Ambrose entity. The Class A1, B and C Notes were designed to closely replicate the interest and principal amortization payments of the transferred securities. The Class X notes were subsequently transferred to AIG Parent. Each Ambrose entity issued a tranche of Class A2 notes to third party investors. One of the Ambrose entities also issued notes to our affiliate, VALIC, as consideration for similar transferred financial assets.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG Parent, which are guaranteed by AIG Parent. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand. AIG Parent indirectly bears the first loss position in each transaction through its ownership of the Class X notes and its guarantee of the capital commitments.

These capital commitments received by the Ambrose entities range from $200 million to $400 million per entity.

American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006.

We, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

We, as successor-in-interest to SunAmerica Annuity and Life Assurance Company
(SAAL) and SunAmerica Life Insurance Company (SALIC) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

We, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), have a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantees.

Other

We purchase or sell securities, at fair market value, to or from our affiliates in the ordinary course of business.

During 2015, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $507 million, as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies. The initial purchase price will be adjusted after receipt of the limited partnerships' 2015 audited financial statements.

We engage in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life-contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity (SPIA) issued by us for the ultimate benefit of the claimant. The portion of our liabilities related to structured settlements involving life contingencies is reported in future policy benefits, while the portion not involving life contingencies is reported in policyholder contract deposits. In certain structured settlement arrangements, the property and casualty insurance company remains contingently liable for the payments to the claimant.

We had liabilities of $1.3 billion at both December 31, 2015 and 2014 related to SPIAs issued by us in conjunction with structured settlement transactions involving affiliated property and casualty insurers where those members remained contingently liable for the payments to the claimant. In addition, we had liabilities for the structured settlement transactions where the affiliated property and casualty insurers were no longer contingently liable for the payments to the claimant.

19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 28, 2016, the date the financial statements were issued.

AIG announced on January 26, 2016 that it has agreed to sell AIG Advisor Group, our network of independent broker-dealers, to investment funds affiliated with Lightyear Capital LLC and PSP Investments. The transaction is expected to close in the second quarter of 2016, subject to regulatory approvals. Our consolidated Balance Sheet at December 31, 2015 reflected the assets and liabilities of AIG Advisor Group, which included $69 million of receivables, $286 million of other assets, $56 million of cash, $45 million of invested assets, $17 million of deferred income tax assets and $104 million of other liabilities. Our consolidated statements of income included total revenues of AIG Advisor Group of $1.4 billion in both 2015 and 2014, and $1.3 billion in 2013, and total expenses of AIG Advisor Group of $1.3 billion in both 2015 and 2014, and $1.2 billion in 2013.

                        American Home Assurance Company
                                An AIG Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2015 and 2014
           and for the years ended December 31, 2015, 2014 and 2013

                                  (AIG LOGO)

                        American Home Assurance Company

                     Statutory Basis Financial Statements

  As of December 31, 2015 and 2014 and for the years ended December 31, 2015,
                                 2014 and 2013

                               Table of Contents

         Independent Auditor's Report                                                  1

         Statements of Admitted Assets                                                 3

         Statements of Liabilities, Capital and Surplus                                4

         Statements of Operations and Changes in Capital and Surplus                   5

         Statements of Cash Flows                                                      6

Note 1   Organization and Summary of Significant Statutory Basis Accounting Policies   7

Note 2   Accounting Adjustments to Statutory Basis Financial Statements               19

Note 3   Investments                                                                  22

Note 4   Fair Value of Financial Instruments                                          26

Note 5   Reserves for Losses and Loss Adjustment Expenses                             28

Note 6   Related Party Transactions                                                   31

Note 7   Reinsurance                                                                  40

Note 8   Income Taxes                                                                 43

Note 9   Capital and Surplus and Dividend Restrictions                                50

Note 10  Contingencies                                                                51

Note 11  Other Significant Matters                                                    54

Note 12  Subsequent Events                                                            56

                         Independent Auditor's Report

To the Board of Directors and Stockholders of American Home Assurance Company:

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the "Company"), which comprise the statements of admitted assets, liabilities and capital and surplus as of December 31, 2015 and 2014, and the related statements of operations and changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2015.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America described in Notes 1B and 1D, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1B.

Emphasis of Matters

As discussed in Notes 1 and 6 to the accompanying financial statements, effective January 1, 2014, the National Union Admitted Lines Pooling Agreement and the AIG Property Casualty Surplus Lines Pooling Agreement were amended and replaced with a combined pooling agreement among the existing companies and AIU Insurance Company (the "Combined Pooling Agreement"). The Company's financial information as of and for the years ended December 31, 2015 and 2014 have therefore been presented in accordance with the terms of the Combined Pooling Agreement. The comparative financial statements for the year ended December 31, 2013 are reflective of the National Union Admitted Lines Pooling Agreement participation percentage that was in place during that year. Our opinion is not modified with respect to this matter.

As discussed in Notes 1, 5, 6 and 7 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

April 27, 2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                         Statements of Admitted Assets

                                                                                     December 31, December 31,
                                                                                         2015         2014
                                                                                     ------------ ------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2015 - $16,942; 2014 - $19,062)   $    16,339  $    18,101
   Common stocks, at carrying value adjusted for nonadmitted assets
     (cost: 2015 - $252; 2014 - $87)                                                         244          107
   Preferred stocks, primarily at fair value (cost: 2015 - $34; 2014 - $18)                   34           18
   Other invested assets (cost: 2015 - $3,888; 2014 - $2,483)                              4,143        2,861
   Mortgage loans                                                                          1,185        1,050
   Derivative instruments                                                                     13           33
   Short-term investments, at amortized cost (approximates fair value)                        36          295
   Cash and cash equivalents                                                                  95          432
   Receivable for securities sold and other                                                    6            3
                                                                                     -----------  -----------
       Total cash and invested assets                                                $    22,095  $    22,900
                                                                                     -----------  -----------
Investment income due and accrued                                                    $       140  $       161
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                          839          711
   Premiums and installments booked but deferred and not yet due                             289          285
   Accrued retrospective premiums                                                            586          694
High deductible policy receivables                                                            55           89
Reinsurance recoverable on loss payments                                                     338          405
Funds held by or deposited with reinsurers                                                   184          191
Net deferred tax assets                                                                      846          794
Equities in underwriting pools and associations                                               12          118
Receivables from parent, subsidiaries and affiliates                                         684            1
Other assets                                                                                 117          141
Allowance provision                                                                          (82)         (82)
                                                                                     -----------  -----------
       Total admitted assets                                                         $    26,103  $    26,408
                                                                                     ===========  ===========

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
3   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2015 and 2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions, Except Par Value Per Share Information)
--------------------------------------------------------------------------------

                Statements of Liabilities, Capital and Surplus

                                                                                               December 31, December 31,
                                                                                                   2015         2014
                                                                                               ------------ ------------
Liabilities
Reserves for losses and loss adjustment expenses                                               $    13,171  $    13,429
Paid loss clearing contra liability (loss reserve offset for paid claims)                              (62)        (172)
Unearned premium reserves                                                                            3,181        2,969
Commissions, premium taxes, and other expenses payable                                                 238          247
Reinsurance payable on paid loss and loss adjustment expenses                                          205          163
Current federal taxes payable                                                                            5            5
Funds held by company under reinsurance treaties                                                     1,379        1,051
Provision for reinsurance                                                                               34           61
Ceded reinsurance premiums payable, net of ceding commissions                                          339          367
Collateral deposit liability                                                                           334          340
Payable for securities purchased                                                                         6           50
Payable to parent, subsidiaries and affiliates                                                         205          250
Other liabilities                                                                                      427          400
                                                                                               -----------  -----------
   Total liabilities                                                                           $    19,462  $    19,160
                                                                                               -----------  -----------
Capital and Surplus
Common capital stock, $17 par value, 1,758,158 shares authorized, 1,695,054 shares issued and
  outstanding                                                                                  $        29  $        29
Capital in excess of par value                                                                       6,139        5,363
Unassigned surplus                                                                                     471        1,853
Special surplus funds                                                                                    2            3
                                                                                               -----------  -----------
Total capital and surplus                                                                      $     6,641  $     7,248
                                                                                               -----------  -----------
Total liabilities, capital and surplus                                                         $    26,103  $    26,408
                                                                                               ===========  ===========

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
4   STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2015
and 2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

          Statements of Operations and Changes in Capital and Surplus

                                                                               For the Years Ended December 31,
                                                                           ------------------------------------
                                                                                 2015        2014        2013
                                                                           -----------  ----------  ----------
Statement of Operations
Premiums earned                                                             $    5,495  $    5,593  $    5,427
                                                                           -----------  ----------  ----------
   Losses incurred                                                               3,940       3,416       3,156
   Loss adjustment expenses                                                      1,032         733         644
   Other underwriting expenses                                                   1,686       1,674       2,157
                                                                           -----------  ----------  ----------
Total underwriting expenses                                                      6,658       5,823       5,957
                                                                           -----------  ----------  ----------
Net underwriting loss                                                           (1,163)       (230)       (530)
                                                                           -----------  ----------  ----------
Investment gain:
   Net investment income earned                                                  1,209       1,188         896
   Net realized capital (losses) gains (net of capital gains tax
     expense (benefit): 2015 - $15; 2014 - $53; 2013 - $37)                       (107)       (161)        344
                                                                           -----------  ----------  ----------
Net investment gain                                                              1,102       1,027       1,240
                                                                           -----------  ----------  ----------
Net gain (loss) from agents' or premium balances charged-off                       (19)         (1)        (24)
Other (expense) income                                                              (5)        (11)         (9)
                                                                           -----------  ----------  ----------
Income after capital gains taxes and before federal income taxes                   (85)        785         677
Federal and foreign income tax (benefit) expense                                   (10)        (23)        (26)
                                                                           -----------  ----------  ----------
Net income (loss)                                                           $      (75) $      808  $      703
                                                                           -----------  ----------  ----------
Changes in capital and surplus
Capital and surplus, as of December 31, previous year                       $    7,248  $    5,092  $    6,004
   Adjustment to beginning surplus (Note 2)                                        (27)         (6)        (94)
                                                                           -----------  ----------  ----------
Capital and surplus, as of January 1,                                            7,221       5,086       5,910
   Other changes in capital and surplus:
       Net income                                                                  (75)        808         703
       Change in net unrealized capital losses (net of capital gains tax expense (benefit) : 2015 - $(40); 2014 - $8; 2013 -
         $(31))                                                                   (179)        (47)       (172)
       Change in net deferred income tax                                            81        (391)        (28)
       Change in nonadmitted assets                                                (45)        731        (210)
       Change in provision for reinsurance                                          27          (3)         (8)
       Capital contribution (distribution)                                         776       1,315          --
       Change in par value of common stock                                          --           9          --
       Dividends to stockholder                                                 (1,200)       (384)     (1,215)
       Foreign exchange translation                                                 58         123         113
       Change in statutory contingency reserve                                     (22)         --          --
       Other surplus adjustments                                                    (1)          1          (1)
                                                                           -----------  ----------  ----------
   Total changes in capital and surplus                                           (580)      2,162        (818)
                                                                           -----------  ----------  ----------
Capital and Surplus, as of December 31,                                     $    6,641  $    7,248  $    5,092
                                                                           ===========  ==========  ==========

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
5   STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2015, 2014 and 2013

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

                           Statements of Cash Flows

                                                                          Years Ended December 31,
                                                                       ------------------------------
                                                                         2015       2014       2013
                                                                       --------  ----------  --------
Cash from Operations
   Premiums collected, net of reinsurance                              $  5,676  $    5,588  $  5,895
   Net investment income                                                  1,051       1,008       782
   Miscellaneous income (expense)                                           (27)        (94)      (75)
                                                                       --------  ----------  --------
   Sub-total                                                           $  6,700  $    6,502  $  6,602
                                                                       --------  ----------  --------
   Benefit and loss related payments                                      3,912       3,768     3,565
   Commission and other expense paid                                      2,510       2,427     2,706
   Federal and foreign income taxes (recovered) paid                          1         (17)        7
                                                                       --------  ----------  --------
   Net cash provided from operations                                   $    277  $      324  $    324
                                                                       --------  ----------  --------
Cash from Investments
Proceeds from investments sold, matured, or repaid
   Bonds                                                                  5,222       5,593     4,490
   Stocks                                                                   186          17         5
   Mortgage loans                                                           272          43         1
   Other investments                                                        304         388       197
                                                                       --------  ----------  --------
   Total proceeds from investments sold, matured, or repaid            $  5,984  $    6,041  $  4,693
                                                                       --------  ----------  --------
Cost of investments acquired
   Bonds                                                                  4,245       6,010     4,170
   Stocks                                                                   251         360        39
   Mortgage loans                                                           440         583       464
   Other investments                                                      1,827         897       642
                                                                       --------  ----------  --------
   Total cost of investments acquired                                  $  6,763  $    7,850  $  5,315
                                                                       --------  ----------  --------
   Net cash (used in) provided from investing activities               $   (779) $   (1,809) $   (622)
                                                                       --------  ----------  --------
Cash from Financing and Miscellaneous Sources
   Capital contributions                                                     --           1        --
   Dividends to stockholder                                                (914)       (150)     (820)
   Borrowed funds received                                                   30          --        --
   Intercompany receipts (payments)                                         565       1,991        91
   Net deposit activity on deposit-type contracts and other insurance         1         (10)      (24)
   Equities in underwriting pools and associations                          118          95       476
   Collateral deposit liability (payments) receipts                          (5)        (75)       37
   Other (payments) receipts                                                111        (134)     (102)
                                                                       --------  ----------  --------
   Net cash provided from (used in) financing and miscellaneous
     activities                                                             (94)      1,718      (342)
                                                                       --------  ----------  --------
Net change in cash and short-term investments                              (596)        233      (640)
Cash and short-term investments
                                                                       --------  ----------  --------
   Beginning of year                                                   $    727  $      494  $  1,134
                                                                       --------  ----------  --------
   End of year                                                         $    131  $      727  $    494
                                                                       ========  ==========  ========

Refer to Note 11 D for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
6   STATEMENT OF CASH FLOW - for the years ended December 31, 2015, 2014 and
2013

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

1. Organization and Summary of Significant Statutory Basis Accounting Policies
--------------------------------------------------------------------------------

A. Basis of Organization and Presentation
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------

American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. ("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) both domestically and abroad.

Effective January 1, 2014, the National Union Admitted Lines Pooling Agreement (the "Admitted Pooling Agreement") and the AIG Property Casualty Surplus Lines Pooling Agreement (the "Surplus Pooling Agreement") were amended and replaced with a combined pooling agreement among the existing companies and AIU Insurance Company (the "Combined Pooling Agreement"), as listed below (the "Combined Pool").

The member companies of the Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling percentages under the Combined Pooling Agreement and states of domicile are as follows:

                                                                           NAIC     Pool Participation   State of
Company                                                                Company Code     Percentage       Domicile
---------------------------------------------------------------------  ------------ ------------------ ------------
National Union Fire Insurance Company of Pittsburgh, Pa. (National
  Union)*                                                                 19445             30%        Pennsylvania
American Home                                                             19380             30%          New York
Lexington Insurance Company (Lexington)                                   19437             30%          Delaware
Commerce and Industry Insurance Company (C&I)                             19410             5%           New York
AIG Property Casualty Company (APCC)                                      19402             5%         Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)                 19429             0%         Pennsylvania
New Hampshire Insurance Company (New Hampshire)                           23841             0%           Illinois
AIG Specialty Insurance Company (Specialty)                               26883             0%           Illinois
AIG Assurance Company (Assurance)                                         40258             0%         Pennsylvania
Granite State Insurance Company (Granite)                                 23809             0%           Illinois
Illinois National Insurance Co. (Illinois National)                       23817             0%           Illinois
AIU Insurance Company (AIU)                                               19399             0%           New York

*  Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2014 Pooling Restructure Transaction") and Note 12 regarding changes in the pooling participation percentage effective January 1, 2016.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents or Third party administrators who placed direct written premium with the Company in an account exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2015, 2014, and 2013.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/ Location                                                               2015     2014    2013
--------------------------------------------------------------------------  -------- -------  -------
United Arab Emirates                                                        $    141 $    --  $    --
Florida                                                                           81      70       50
New York                                                                          47      28       15
Indiana**                                                                         43      --       --
Foreign - Japan*                                                                  --    (444)     785

* 2014 includes the impact of a ($726) reserve transfer due to the 2014 Japan Branch Conversion which was presented as negative written premium in accordance with statutory accounting presentation requirements (refer to Note 6D for more information).
** The Indiana amounts for 2014 and 2013 were below 5% and also below $1; therefore it is not being presented in the table above.

Basis of Presentation
--------------------------------------------------------------------------------

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Japan, Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the "Association"), as described in Note 6.

The Company's financial information as of and for the year ended December 31, 2015 and 2014 have been presented in accordance with the terms of the Combined Pooling Agreement. The financial information for the year ended December 31, 2013 is reflective of the Company's Admitted Pooling Agreement participation percentage in place during that year. Refer to Note 6 for additional information regarding the 2014 Pooling Restructure Transaction.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the ACCOUNTING PRACTICES AND PROCEDURES MANUAL ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

Accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") has prescribed the availability of certain offsets in the calculation of the PROVISION FOR REINSURANCE, which offsets are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of the collection risk on certain of the Company's asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the commissioner with respect to the reinsurance recoverable balance from the original reinsurer.

In 2014, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. For more information, see Note 6. Similarly, in 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred by novation as negative paid losses rather than premium written and earned, in relation to the withdrawal of a foreign affiliate from the Association, as described in Note 6. The Company requested such permitted practices as it believed the presentation within premiums would be distortive to the financial statements and not indicative of the economic substance of the respective transactions.

A similar permitted practice was received by the Company with respect to the presentation of consideration paid to Eaglestone Reinsurance Company ("Eaglestone") for loss portfolio transfers executed in 2015 and 2014.

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The use of the aforementioned prescribed and permitted practices has not affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2015, 2014 and 2013 reporting periods.

A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

                                                        2015        2014        2013
                                                     ----------  ----------  ----------
Net income (loss), NY basis                          $      (75) $      808  $      703
State prescribed or permitted practices - addition
  (charge) NAIC SAP:
   Change in non-tabular discounting                         77          40          32
                                                     ----------  ----------  ----------
Net income (loss), NAIC SAP                                   2         848         735
                                                     ----------  ----------  ----------
Statutory surplus, NY basis                               6,641       7,248       5,092
State prescribed or permitted practices - charge
  NAIC SAP:
   Non-tabular discounting                                 (306)       (383)       (423)
   Credits for reinsurance                                   (4)        (40)        (28)
   Credits for collection risk on certain asbestos
     reinsurance recoveries                                 (41)        (81)       (157)
                                                     ----------  ----------  ----------
Statutory surplus, NAIC SAP                          $    6,290  $    6,744  $    4,484
                                                     ==========  ==========  ==========

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;

..   Legal contingencies;

..   Other than temporary impairment ("OTTI") losses on investments;

..   Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in capital and surplus; and

..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions about matters, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

D. Accounting Policy Differences
--------------------------------------------------------------------------------

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain respects, including:

Transactions                                    NAIC SAP Treatment                      US GAAP Treatment
-------------------------------------  -------------------------------------  -------------------------------------
Policy Acquisition Costs               Costs are immediately expensed and     Costs directly related to the
Principally brokerage commissions and  are included in OTHER UNDERWRITING     successful acquisition of new or
premium taxes arising from the         EXPENSES, except for reinsurance       renewal insurance contracts are
issuance of insurance contracts.       ceding commissions received in excess  deferred and amortized over the term of the cost to acquire business which  of the related insurance coverage.
                                       are recognized as a deferred
                                       liability and amortized over the
                                       period of the reinsurance agreement.

Unearned Premiums, Unpaid Losses and   Presented net of reinsurance           Presented gross of reinsurance with
Loss Expense Liabilities               recoverable.                           corresponding reinsurance recoverable
                                                                              assets for ceded unearned premium and
                                                                              reinsurance recoverable on unpaid
                                                                              losses, respectively.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Transactions                                    NAIC SAP Treatment                        US GAAP Treatment
-------------------------------------  -------------------------------------  ------------------------------------------
Retroactive reinsurance contracts      Gains and losses are recognized in     Gains are deferred and amortized over
                                       earnings and surplus is segregated to  the settlement period of the ceded
                                       the extent gains are recognized.       claim recoveries. Losses are
                                       Certain retroactive affiliate or       immediately recognized in the
                                       related party reinsurance contracts    STATEMENTS OF OPERATIONS.
                                       are accounted for as prospective
                                       reinsurance if there is no gain in
                                       surplus as a result of the
                                       transaction.

Investments in Bonds held as:          Investment grade securities (rated by  All available for sale investments are
1) available for sale                  NAIC as class 1 or 2) are carried at   carried at fair value with changes in
2) fair value option                   amortized cost. Non- investment grade  fair value, net of applicable taxes,
                                       securities (NAIC rated 3 to 6) are     reported in accumulated other
                                       carried at the lower of amortized      comprehensive income within
                                       cost and fair value.                   shareholder's equity.

                                                                              Fair value option investments are
                                                                              carried at fair value with changes in
                                                                              fair value, net of applicable projected
                                                                              income taxes, reported in net
                                                                              investment income.

Investments in Equity Securities       Carried at fair value with unrealized  Same treatment as available for sale
classified as:                         gains and losses reported, net of      investments in bonds.
1) available for sale                  applicable taxes, in the STATEMENT OF
2) fair value option                   CHANGES IN CAPITAL AND SURPLUS.        Fair value option investments are
                                                                              carried at fair value with changes in
                                                                              fair value, net of applicable projected
                                                                              income taxes, reported in net
                                                                              investment income.

Investments in Limited Partnerships,   Carried at the underlying US GAAP      If aggregate interests allow the holding
Hedge Funds and Private Equity         equity with results from the           entity to exercise more than minor
Interests                              investment's operations recorded, net  influence (typically more than 3%), the
                                       of applicable taxes, as UNREALIZED     investment is carried at Net Asset
                                       GAINS (LOSSES) directly in the         Value ("NAV") with changes in value
                                       STATEMENTS OF CHANGES IN CAPITAL AND   recorded to net investment income.
                                       SURPLUS.

                                                                              Where the aggregate interests allow the
                                                                              entity to exercise only minor influence
                                                                              (typically less than 3%), the investment
                                                                              is recorded at NAV with changes in
                                                                              value recorded, net of tax, as a
                                                                              component of accumulated other
                                                                              comprehensive income in shareholder's
                                                                              equity.

Investments in Subsidiary, Controlled  Subsidiaries are not consolidated.     Consolidation is required when there is
and Affiliated Entities (SCAs)                                                a determination that the affiliated entity
                                                                              is a variable interest entity (VIE) and
                                                                              an entity has the power to direct the
                                                                              activities of the VIE.

                                       The equity investment in SCAs are      Investments in SCAs with greater than
                                       accounted for under the equity method  50 percent ownership of voting rights
                                       and recorded as Common stock           are generally consolidated.
                                       investments. Dividends are recorded
                                       within NET INVESTMENT INCOME.

                                                                              Investments in SCAs where the holding
                                                                              entity exercises significant influence
                                                                              (generally ownership of voting interests
                                                                              between 20 percent and 50 percent) are
                                                                              recorded at equity value. The change in
                                                                              equity is included within operating
                                                                              income.

Structured Settlements                 Structured settlement annuities where  For structured settlements in which the the claimant is the payee are treated  reporting entity has not been legally
                                       as completed transactions (thereby     released from its obligation with the
                                       allowing for immediate gain            claimant (i.e. the reporting entity
                                       recognition), regardless of whether    remains the primary obligor), resulting
                                       the reporting entity is the owner of   gains are deferred and amounts
                                       the annuity.                           expected to be recovered from such
                                                                              annuities are recorded as assets.

--------------------------------------------------------------------------------
10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Transactions                                    NAIC SAP Treatment                        US GAAP Treatment
-------------------------------------  -------------------------------------  ------------------------------------------
Statement of Cash Flows                STATUTORY STATEMENTS OF CASH FLOWS     THE STATEMENTS OF CASH FLOWS can be
                                       must be presented using the direct     presented using the direct or indirect
                                       method. Changes in cash, cash          methods, however are typically
                                       equivalents, and short-term            presented using the indirect method.
                                       investments and certain sources of     Presentation is limited to changes in
                                       cash are excluded from operational     cash and cash equivalents (short-term
                                       cash flows. Non-cash items are         investments are excluded). All non-
                                       required to be excluded in the         cash items are eliminated from the
                                       statement of cash flows and should be  presentation of cash flows.
                                       disclosed accordingly.

Deferred Federal Income Taxes          Deferred income taxes are established  The provision for deferred income for the temporary differences between  taxes is recorded as a component of
                                       tax and book assets and liabilities,   income tax expense, as a component of
                                       subject to limitations on              the STATEMENT OF OPERATIONS, except for
                                       admissibility of tax assets.           changes associated with items that are
                                                                              included within other comprehensive
                                       Changes in deferred income taxes are   income where such items are recorded
                                       recorded within capital and surplus    net of applicable income taxes.
                                       and have no impact on the STATEMENT
                                       OF OPERATIONS.

Statutory Adjustments                  Certain asset balances are designated  All assets and liabilities are included in
(applied to certain assets including   as nonadmitted, are excluded from the  the financial statements. Provisions for
goodwill, furniture and equipment,     STATUTORY STATEMENT OF ASSETS and are  uncollectible receivables are
deferred taxes in excess of            reflected as deductions from capital   established as valuation allowances and
limitations, prepaid expenses,         and surplus.                           are recognized as expense within the
overdue receivable balances and                                               STATEMENT OF OPERATIONS.
unsecured reinsurance amounts)         A PROVISION FOR REINSURANCE is
                                       established for unsecured reinsurance
                                       amounts recoverable from unauthorized
                                       and certain authorized reinsurers
                                       with a corresponding reduction to
                                       UNASSIGNED SURPLUS.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------

Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and deducted from UNASSIGNED SURPLUS.

--------------------------------------------------------------------------------
11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated loss development and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premium net of ceded written premium ("Net written premiums") that were subject to retrospective rating features as of December 31, 2015, 2014 and 2013 were as follows:

Years ended December 31,                                               2015  2014  2013
---------------------------------------------------------------------  ----  ----  ----
Net written premiums subject to retrospectively rated premiums         $ 83  $112  $114
Percentage of total net written premiums                                1.5%  2.1%  2.0%

As of December 31, 2015 and 2014, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $586 and $694, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $80 and $145 as of December 31, 2015 and 2014, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $14 and $19 as of December 31, 2015 and 2014, respectively.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations. As of December 31, 2015 and 2014, the amounts of offsetting reserve credits on unpaid claims, recoverable on paid claims and nonadmitted balances were:

December 31,                                                            2015   2014
---------------------------------------------------------------------  ------ ------
Reserve credits on unpaid claims                                       $3,747 $3,698
Recoverable on paid claims                                                 74    110
Nonadmitted balance                                                        19     21

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of original warranties provided by the equipment manufacturer, if any.

Deposit Accounting
--------------------------------------------------------------------------------

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to OTHER INCOME in the STATEMENTS OF OPERATIONS.

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12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Deposit assets are recorded to OTHER ASSETS within the STATEMENTS OF ADMITTED ASSETS, refer to Note 11A. Deposit liabilities and deposit liabilities - funds held are recorded to OTHER LIABILITIES within the STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS, refer to Note 11B.

Premium Deficiency
--------------------------------------------------------------------------------

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. As of December 31, 2015 and 2014, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------

Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES IN THE STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS. Initial gains or losses are recorded in OTHER INCOME in the STATEMENT OF OPERATIONS with surplus gains recorded as SPECIAL SURPLUS FUNDS FROM RETROACTIVE REINSURANCE which is a component of Capital and surplus that is restricted from dividend payment. Amounts recorded in SPECIAL SURPLUS FUNDS FROM RETROACTIVE REINSURANCE are amortized into UNASSIGNED SURPLUS when actual retroactive reinsurance recovered exceeds the consideration paid. The special surplus from retroactive reinsurance for each respective retroactive reinsurance agreement shall be reduced at the time the ceding entity begins to recover funds from the assuming entity in amounts exceeding the consideration paid by the ceding entity under such agreement, or adjusted due to changes in reserves ceded under the contract. For each agreement, the reduction in the special surplus is limited to the lesser of amounts recovered in excess of consideration paid or the initial surplus gain. Any remaining balance in the special surplus from retroactive reinsurance derived from any such agreement shall be returned to Unassigned surplus upon elimination of all policy obligations.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in OTHER UNDERWRITING EXPENSES. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. Amounts deemed uncollectible are reduced, with the required statutory basis provision for reinsurance deducted from surplus and reflected as the PROVISION FOR REINSURANCE LIABILITY. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Following the 2014 Pooling Restructure Transaction, PA SAP is applied in the determination of the Company's PROVISION FOR REINSURANCE. For 2013 NY SAP was applied in the determination of the PROVISION FOR REINSURANCE.

Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

Reserves for case, IBNR and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Certain reserves are discounted in accordance with agreement with the NY DFS; see Note 5 for further details.

--------------------------------------------------------------------------------
13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Structured Settlements
--------------------------------------------------------------------------------

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2015 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies were $1,130 as of December 31, 2015.

As of December 31, 2015, the Company had annuities with aggregate statement values in excess of one percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                                         Licensed in  Statement
Life Insurance Company                                                 State of Domicile  New York      Value
---------------------------------------------------------------------  ----------------- -----------  ---------
The United States Life Insurance Company in the City of New York           New York           Yes       $719
American General Life Insurance Company of Delaware                        Delaware            No        242
American General Life Insurance Company                                     Texas              No        119

Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:

    . Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

--------------------------------------------------------------------------------
14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

    . The fair value of derivatives are determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

    . The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------

Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3", "4", "5", "5*", "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions were obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks
--------------------------------------------------------------------------------

Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as UNREALIZED GAINS(LOSSES) in UNASSIGNED SURPLUS, or as realized losses in the event a decline in value is determined to be other than temporary.

--------------------------------------------------------------------------------
15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates are recorded as UNREALIZED GAINS (LOSSES) in UNASSIGNED SURPLUS.

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as UNREALIZED GAINS(LOSSES). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as UNREALIZED GAINS (LOSSES) in UNASSIGNED SURPLUS, while changes resulting from amortization are recorded as NET INVESTMENT INCOME.

Derivatives
--------------------------------------------------------------------------------

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as UNREALIZED GAINS/(LOSSES) in UNASSIGNED SURPLUS.

Net investment income and gain/loss
--------------------------------------------------------------------------------

Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment
--------------------------------------------------------------------------------

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to NET REALIZED CAPITAL GAINS (LOSSES) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;

..   Fundamental credit risk of the issuer exists; and/or

..   Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

..   If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred.

--------------------------------------------------------------------------------
16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

..   If the investments are trading at a significant (25 percent or more)
    discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

..   If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

..   If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

..   If an order of liquidation or other fundamental credit issues with the partnership exists;

..   If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

..   If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

..   If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations
--------------------------------------------------------------------------------

The Company accounts for its participation in the Association by recording its participation in

..   net premium participation as gross premium,

..   the underwriting and net investment income results in the STATEMENTS OF
    OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS,

..   insurance and reinsurance balances in the STATEMENTS OF ADMITTED ASSETS AND
    LIABILITIES, CAPITAL AND SURPLUS; and

..   all other non-insurance assets and liabilities recorded as EQUITIES IN
    UNDERWRITING POOLS AND ASSOCIATIONS in the STATEMENTS OF ADMITTED ASSETS AND LIABILITIES, CAPITAL AND SURPLUS.

Foreign Currency Transactions
--------------------------------------------------------------------------------

Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign denominated currency assets and liabilities or the results of non-U.S. operations are translated into U.S. dollars using rates of exchange prevailing at the period end date with the related translation adjustments recorded as unrealized gains or losses within UNASSIGNED SURPLUS in the STATEMENTS OF CAPITAL AND SURPLUS. All other realized gains and losses resulting from foreign currency transactions, not in support of foreign insurance operations, are included in OTHER INCOME in the STATEMENTS OF OPERATIONS.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------

The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

In August 2015, AIG amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

AIG sponsors various defined contribution plans that provide for pre-tax salary reduction contributions by its U.S. employees. The most significant plan is the AIG Incentive Savings Plan, to which the Company makes matching contributions of 100 percent of the first six percent of employee contributions, subject to IRS imposed limitations. Effective January 1, 2016, participants began receiving an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2015, 2014 and 2013 of $5, $11 and $22, respectively.

--------------------------------------------------------------------------------
17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Depreciation
--------------------------------------------------------------------------------

Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes
--------------------------------------------------------------------------------

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG and approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions (as defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

In 2014, the Company, modified the Tax Sharing Agreement which clarified certain tax attributes related to the 2013 Association distribution of AIG Europe Holdings Limited's ("AEHL") shares. The gain resulting from the transfer was treated as currently taxable and the Company's resulting tax liability was waived in the form of a deemed capital contribution. As a result, the Company recognized a benefit to surplus of $21. The NY DFS responded to the related informational submissions describing the amendment with no objection.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In 2014, the Company settled for cash certain tax payables and receivables with AIG. Such payables and receivables related to TAAAs that were reflected in an amended federal income tax return filing for the tax years 2007 to 2011, which was filed with the Internal Revenue Service ("IRS"). In 2013, the tax receivables were not admitted into surplus and as a result, the Company recognized a statutory capital benefit of $18 upon cash settlement.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2015, the Company's separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

--------------------------------------------------------------------------------
18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Deferred Taxes
--------------------------------------------------------------------------------

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

..   the sustainability of recent operating profitability of our subsidiaries;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,

..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. Accounting Adjustments to Statutory Basis Financial Statements
--------------------------------------------------------------------------------

A. Change in Accounting Principles
--------------------------------------------------------------------------------

2015 Changes
--------------------------------------------------------------------------------

In 2015, the Company adopted the following change in the Statements of Statutory Accounting Principles ("SSAP"):

In March 2015, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69, Statement of Cash Flow ("SSAP 69"), with a
December 31, 2015 effective date to clarify cash flow shall include cash, cash equivalents and short-term investments. Disclosure of non-cash items affecting assets and liabilities will be expanded to include non-cash operating items in addition to financing and investing items. The Company has adopted and applied these revisions in the 2015 STATEMENTS OF CASH FLOWS and related disclosures.

2014 Changes
--------------------------------------------------------------------------------

In 2014, the Company adopted the following changes in the SSAP:

Affordable Care Act Assessments: In June 2014, the NAIC issued SSAP No. 106, Affordable Care Act Assessments ("SSAP 106"), which provides accounting and disclosure guidance related to assessments on entities that issue health insurance. Under the Affordable Care Act ("ACA"), an assessment becomes payable to the U.S. Treasury once a health insurer provides health insurance for any subject U.S. health risk during the calendar year, in an amount based upon the amount of health insurance provided by such company in the prior year. Under SSAP 106, the amount of the assessment shall be expensed and recognized as a liability once the entity provides qualifying health insurance. Additionally, the guidance requires the recognition in Special Surplus, as a reclassification from Unassigned Surplus, of an amount equal to its estimated subsequent fee year assessment based upon the health insurance written in the current year. The special surplus is restored to unassigned surplus in the following year, when the health insurer recognizes the expense for the assessment.

Risk-Sharing Provisions: In December 2014, the NAIC issued SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act. This statement provides accounting guidance for the Risk Adjustment Program, the Transitional Reinsurance Program, and the Transitional Risk Corridor Program of the ACA. While the Company participates in the health insurance market and is subject to certain provisions of the ACA, such as the assessment described above, with the exception of the industry-wide assessment on health insurers to fund the Transitional Reinsurance Program, the Company's health insurance policies are not subject to the risk sharing provisions of the ACA. The impact of the guidance on the Company relates solely to the treatment of Transitional Reinsurance Program assessment.

--------------------------------------------------------------------------------
19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Adjustments to Surplus
--------------------------------------------------------------------------------

During 2015, 2014 and 2013 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(27), $(6) and $(94), respectively. In accordance with SSAP No. 3, ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS ("SSAP 3"), the corrections of errors have been reported in the 2015, 2014 and 2013 statutory financial statements as adjustments to UNASSIGNED SURPLUS. The impact of these corrections would have increased the 2014 and 2013 pre-tax income by $13 and $13, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2015, 2014 and 2013 is presented in the following tables:

                                                                       Policyholders' Total Admitted    Total
2015 Adjustments                                                          Surplus         Assets     Liabilities
---------------------------------------------------------------------  -------------- -------------- -----------
Balance at December 31, 2014                                             $    7,248    $    26,408   $    19,160
Adjustments to beginning Capital and Surplus:
   Asset corrections                                                             (1)            (1)           --
   Liability corrections                                                        (27)            --            27
   Income tax corrections                                                         1              1            --
                                                                         ----------    -----------   -----------
Total adjustments to beginning Capital and Surplus                              (27)            --            27
                                                                         ----------    -----------   -----------
Balance at January 1, 2015, as adjusted                                  $    7,221    $    26,408   $    19,187
                                                                         ==========    ===========   ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) a decrease in accrued retrospective premiums resulting from an overstatement of an accrual; b) a decrease in amounts recoverable from reinsurers due to the correction of a coding error; and c) a decrease in other assets due to a reduction of deductible recoverables on programs where the aggregate loss limits were already met; partially offset by d) an increase in deferred premiums due to unrecorded fee revenue; and e) an increase in equities and deposits in pools and associations resulting from a duplication in the expenses recorded.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in losses due to data remediation in addition to certain claims that were not adequately reserved; and b) corrections to the state tax payable account; partially offset by c) a decrease in other expenses and payable to parent, subsidiaries and affiliates due to the overstatement of prior year end expense accruals; d) a decrease in taxes, licenses, and fees related to amounts improperly reflected; and e) a decrease in funds held by company under reinsurance treaties and unearned premiums due to data remediation.

Income tax corrections - The increase in the tax assets is primarily the result of the tax effect of the corresponding asset and liability corrections, as well as partnership basis adjustments.

                                                                       Policyholders' Total Admitted
2014 Adjustments                                                          Surplus         Assets     Total Liabilities
---------------------------------------------------------------------  -------------- -------------- -----------------
Balance at December 31, 2013                                               $5,092        $23,671          $18,579
Adjustments to beginning Capital and Surplus:
   Asset corrections                                                           59             59               --
   Liability corrections                                                      (71)            --               71
   Income tax corrections                                                       6              6               --
                                                                           ------        -------          -------
Total adjustments to beginning Capital and Surplus                             (6)            65               71
                                                                           ------        -------          -------
Balance at January 1, 2014, as adjusted                                    $5,086        $23,736          $18,650
                                                                           ======        =======          =======

--------------------------------------------------------------------------------
20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in total admitted assets is the result of a) an increase in reinsurance recoverable related to the reversal of an accrued liability; b) an adjustment of an intangible asset resulting from the sale of the Canadian Branch of American Home Assurance Company; c) an increase in admitted assets due to Association's underutilization of reserves to offset the aged premium receivable in their nonadmitted penalty determination; partially offset by d) a decrease in reinsurance recoverable due to an increase in the related contingency reserve; and e) a decrease in reinsurance recoverable on paid losses related to miscoded ceded reinsurance.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in loss reserves resulting from errors identified during the completion of a reserve substantiation study, b) an increase in IBNR related to asbestos business and in the calculation of the insolvent and commute estimate, c) an increase in taxes, licenses, and fees related to workers' compensation surcharges, d) an increase in ceded reinsurance premiums payable resulting from unrecorded profit commission, e) an increase in intercompany payables due to prior year costs incurred from the development of a claims systems; and f) an increase to the unpaid loss reserves resulting from miscoded ceded reinsurance on a facultative claim; partially offset by g) a correction to the historical loss provision for balances previously charged off.

Income tax corrections - The decrease in taxes is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

                                                                       Policyholders' Total Admitted
2013 Adjustments                                                          Surplus         Assets     Total Liabilities
---------------------------------------------------------------------  -------------- -------------- -----------------
Balance at December 31, 2012                                               $6,004        $23,974          $17,970
Adjustments to beginning Capital and Surplus:
   Asset corrections                                                         (237)          (237)              --
   Liability corrections                                                      154             --             (154)
   Income tax corrections                                                     (11)           (11)              --
                                                                           ------        -------          -------
Total adjustments to beginning Capital and Surplus                            (94)          (248)            (154)
                                                                           ------        -------          -------
Balance at January 1, 2013, as adjusted                                    $5,910        $23,726          $17,816
                                                                           ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) nonadmitting investment assets; b) a reduction in deductible recoverable relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by
e) an increase in assets identified as deposits.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

3. Investments
--------------------------------------------------------------------------------

A. Bond Investments
--------------------------------------------------------------------------------

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2015 and 2014 are outlined in the table below:

                                                                                     Gross      Gross
                                                                        Carrying   Unrealized Unrealized
December 31, 2015                                                        Value       Gains      Losses   Fair Value
---------------------------------------------------------------------  ----------- ---------- ---------- ----------
U.S. governments                                                       $       180  $      8   $    --   $      188
All other governments                                                          186         2        (3)         185
States, territories and possessions                                          1,058        67        --        1,125
Political subdivisions of states, territories and possessions                1,284        52        --        1,336
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and their
  political subdivisions                                                     3,761       170        (2)       3,929
Industrial and miscellaneous                                                 9,870       435      (126)      10,179
                                                                       -----------  --------   -------   ----------
Total                                                                  $    16,339  $    734   $  (131)  $   16,942
                                                                       ===========  ========   =======   ==========

                                                                                     Gross      Gross
                                                                        Carrying   Unrealized Unrealized    Fair
December 31, 2014                                                        Value       Gains      Losses     Value
---------------------------------------------------------------------  ----------- ---------- ---------- ----------
U.S. governments                                                       $       618  $     12   $    (4)  $      626
All other governments                                                          266         9        --          275
States, territories and possessions                                          1,121        92        --        1,213
Political subdivisions of states, territories and possessions                1,629        79        --        1,708
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and their
  political subdivisions                                                     4,188       226        (2)       4,412
Industrial and miscellaneous                                                10,279       598       (49)      10,828
                                                                       -----------  --------   -------   ----------
Total                                                                  $    18,101  $  1,016   $   (55)  $   19,062
                                                                       ===========  ========   =======   ==========

The carrying values and fair values of bonds at December 31, 2015, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                                       Carrying  Fair
December 31, 2015                                                       Value    Value
---------------------------------------------------------------------  -------- -------
Due in one year or less                                                $   284  $   284
Due after one year through five years                                    2,141    2,209
Due after five years through ten years                                   3,413    3,493
Due after ten years                                                      3,565    3,702
Structured securities                                                    6,936    7,254
                                                                       -------  -------
   Total                                                               $16,339  $16,942
                                                                       =======  =======

--------------------------------------------------------------------------------
22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2015 were:

                                                                          Minimum        Maximum
Category                                                               Lending Rate % Lending Rate %
---------------------------------------------------------------------  -------------- --------------
Retail                                                                      2.9%            4.4%
Office                                                                      3.0%            4.2%
Industrial                                                                  2.5%            4.1%
Multi-Family                                                                3.8%            6.3%
Hotel/Motel                                                                 3.8%            4.7%
Other Commercial                                                            3.5%           10.0%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
75.84 percent. All of the mortgage loans were in good standing as of December 31, 2015. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2015 and 2014:

                                                      Residential            Commercial
                                                   ----------------- ---------------------------
                                              Farm Insured All Other Insured All Other Mezzanine Total
                                              ---- ------- --------- ------- --------- --------- ------
2015
   Recorded Investment
   Current                                    $--    $--      $--      $--    $1,185      $--    $1,185
2014
   Recorded Investment
   Current                                    $--    $--      $--      $--    $1,050      $--    $1,050

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------

The Company did not record any non-credit other than temporary impairment losses during 2015 for loan-backed and structured securities.

As of December 31, 2015, the Company held loan-backed and structured securities for which it recognized $26 of credit-related OTTI during 2015 based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Aggregate unrealized losses:
                              Less than 12 Months                 $   29
                              12 Months or longer                 $   34
Aggregate related fair value of securities with unrealized
  losses:
                              Less than 12 Months                 $1,410
                              12 Months or longer                 $  608

The Company held structured notes as of December 31, 2015 with a total carrying value of $49. There were no structured notes held as of December 31, 2015 which were considered mortgage-referenced securities.

--------------------------------------------------------------------------------
23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Unrealized losses
--------------------------------------------------------------------------------

The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2015 and 2014 are set forth in the table below:

                                                         Less than 12 Months   12 Months or Longer          Total
December 31, 2015                                       --------------------- --------------------- ---------------------
                                                                   Unrealized            Unrealized            Unrealized
Description of Securities                               Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
------------------------------------------------------  ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                          $    8     $  --       $ --       $ --      $    8     $  --
All other governments                                        102        (8)         2         --         104        (8)
States, territories and possessions                           20        --         --         --          20        --
Political subdivisions of states, territories and
  possessions                                                  8        --         --         --           8        --
Special revenue and special assessment obligations and
  all non-guaranteed obligations of agencies and
  authorities and their political subdivisions               223        (2)        --         --         223        (2)
Industrial and miscellaneous                               2,906      (100)       763        (63)      3,669      (163)
                                                          ------     -----       ----       ----      ------     -----
Total bonds                                                3,267      (110)       765        (63)      4,032      (173)
                                                          ------     -----       ----       ----      ------     -----
Affiliated                                                   139       (36)        24         (5)        163       (41)
Non-affiliated                                                --        --         --         --          --        --
                                                          ------     -----       ----       ----      ------     -----
Total common stocks                                          139       (36)        24         (5)        163       (41)
                                                          ------     -----       ----       ----      ------     -----
Total stocks                                                 139       (36)        24         (5)        163       (41)
                                                          ------     -----       ----       ----      ------     -----
Total bonds and stocks                                    $3,406     $(146)      $789       $(68)     $4,195     $(214)
                                                          ======     =====       ====       ====      ======     =====

                                                         Less than 12 Months   12 Months or Longer          Total
December 31, 2014                                       --------------------- --------------------- ---------------------
                                                                   Unrealized            Unrealized            Unrealized
Description of Securities                               Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
------------------------------------------------------  ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                          $  337     $  (2)      $ 25       $ (1)     $  362     $  (3)
All other governments                                         24        (2)         1         --          25        (2)
States, territories and possessions                           14        --          1         --          15        --
Political subdivisions of states, territories and
  possessions                                                  5        --         --         --           5        --
Special revenue and special assessment obligations and
  all non- guaranteed obligations of agencies and
  authorities and their political subdivisions               198        --        121         (2)        319        (2)
Industrial and miscellaneous                               1,913       (49)       421        (25)      2,334       (74)
                                                          ------     -----       ----       ----      ------     -----
Total bonds                                                2,491       (53)       569        (28)      3,060       (81)
                                                          ------     -----       ----       ----      ------     -----
Affiliated                                                    --        --         22         (5)         22        (5)
Non-affiliated                                                28        (5)        --         --          28        (5)
                                                          ------     -----       ----       ----      ------     -----
Total common stocks                                           28        (5)        22         (5)         50       (10)
                                                          ------     -----       ----       ----      ------     -----
Total stocks                                                  28        (5)        22         (5)         50       (10)
                                                          ------     -----       ----       ----      ------     -----
Total bonds and stocks                                    $2,519     $ (58)      $591       $(33)     $3,110     $ (91)
                                                          ======     =====       ====       ====      ======     =====

--------------------------------------------------------------------------------
24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Realized Gains/(Losses)
--------------------------------------------------------------------------------

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2015, 2014 and 2013 were as follows:

Years ended December 31                                   2015               2014               2013
-------------------------------------------------  ------------------ ------------------ ------------------
                                                             Equity             Equity             Equity
                                                    Bonds  Securities  Bonds  Securities  Bonds  Securities
                                                   ------  ---------- ------  ---------- ------  ----------
Proceeds from sales                                $3,176     $178    $2,737     $21     $1,834     $ 3
Gross realized gains                                   61        2        78       5         57      --
Gross realized losses                                 (34)      (3)      (14)     (1)        (7)     --

F. Derivative Financial Instruments
--------------------------------------------------------------------------------

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company's exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contract to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The currency and interest rate derivatives do not qualify for hedge accounting. As a result, the Company's currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS until the derivative expires at which time the related unrealized amounts are recognized in REALIZED CAPITAL GAINS/LOSSES.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the year ended December 31, 2015 and 2014.

                                                       December 31, 2015        Year ended December 31, 2015
                                                   -------------------------- ---------------------------------
                                                     Outstanding                 Realized    Unrealized capital
Derivative Financial Instrument                    Notional Amount Fair Value gains/(losses)  gains / (losses)
-------------------------------------------------  --------------- ---------- -------------- ------------------
Swaps                                                  $1,063         $16          $(12)            $16
Forwards                                                  177          (3)            3              (3)
                                                       ------         ---          ----             ---
Total                                                  $1,240         $13          $ (9)            $13
                                                       ------         ---          ----             ---

--------------------------------------------------------------------------------
25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                                                            December 31, 2014        Year ended December 31, 2014
                                                        -------------------------- ---------------------------------
                                                          Outstanding                 Realized    Unrealized capital
Derivative Financial Instrument                         Notional Amount Fair Value gains/(losses)   gains / losses
------------------------------------------------------  --------------- ---------- -------------- ------------------
Swaps                                                       $  934         $33          $(15)            $33
Forwards                                                        71          --             3              --
                                                            ------         ---          ----             ---
Total                                                       $1,005         $33          $(12)            $33
                                                            ======         ===          ====             ===

G. Other Invested Assets
--------------------------------------------------------------------------------

During 2015, 2014 and 2013, the Company recorded OTTI impairment losses on investments in joint ventures and partnerships of $52, $14, and $17, respectively.

H. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivables over 90 days past due. Investment expenses of $32, $24 and $24 were included in NET INVESTMENT INCOME for the years ended December 31, 2015, 2014 and 2013, respectively.

I. Restricted Assets
--------------------------------------------------------------------------------

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $726 and $891 as of December 31, 2015 and 2014, respectively.

4. Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2015 and 2014:

2015                                                              Level 1 Level 2 Level 3 Total
----------------------------------------------------------------  ------- ------- ------- -----
Bonds                                                               $--    $433    $ 56   $489
Common stocks                                                        33      --      --     33
Derivative asset                                                     --      22      --     22
Derivative liabilities                                               --      (9)     --     (9)
Mutual funds                                                         --      --      --     --
                                                                    ---    ----    ----   ----
Total                                                               $33    $446    $ 56   $535
                                                                    ===    ====    ====   ====

2014                                                              Level 1 Level 2 Level 3 Total
----------------------------------------------------------------  ------- ------- ------- -----
Bonds                                                               $--    $419    $122   $541
Common stocks                                                        26      --      --     26
Derivative asset                                                     --      26       8     34
Derivative liabilities                                               --      (1)     --     (1)
Mutual funds                                                         27      --      --     27
                                                                    ---    ----    ----   ----
Total                                                               $53    $444    $130   $627
                                                                    ===    ====    ====   ====

There were no assets carried at fair value that were transferred between Level 1 and Level 2 during 2015 and 2014.

--------------------------------------------------------------------------------
26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

A. Fair Value Measurements in Level 3 of the Fair Value Hierarchy
--------------------------------------------------------------------------------

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2015 and 2014.

                                                                                                     Purchases,
                                    Beginning                             Total gains  Total gains     Sales,
                                    Balance at                            and (losses) and (losses)  Issuances,   Balance at
                                    January 1,  Transfers   Transfers out included in  included in  Settlements, December 31,
2015                                   2015    into Level 3  of Level 3    Net Income    Surplus        Net          2015
----------------------------------  ---------- ------------ ------------- ------------ ------------ ------------ ------------
Bonds                                  $122        $ 71         $(124)        $ 2          $ 5          $(20)        $ 56
Derivatives                               8          --            --          --           (4)           (4)          --
                                       ----        ----         -----         ---          ---          ----         ----
Total                                  $130        $ 71         $(124)        $ 2          $ 1          $(24)        $ 56
                                       ====        ====         =====         ===          ===          ====         ====

For the year ended December 31, 2015, transfers into/out of Level 3 assets primarily included certain investments in private placement corporate debt, and structured securities. Transfers into Level 3 assets were primarily the result of limited market pricing information that required the determination of fair value based on inputs that are adjusted to better reflect the Company's assumptions regarding the characteristics of a specific security or associated market liquidity. Transfers out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. The transfers were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's assumptions regarding the characteristics of a specific security or the current liquidity in the market.

There were no derivative balances transferred to/from Level 3 during 2015.

                                                                                                     Purchases,
                                    Beginning                             Total gains  Total gains     Sales,
                                    Balance at                            and (losses) and (losses)  Issuances,   Balance at
                                    January 1,  Transfers   Transfers out included in  included in  Settlements, December 31,
2014                                   2014    into Level 3  of Level 3    Net Income    Surplus        Net          2014
----------------------------------  ---------- ------------ ------------- ------------ ------------ ------------ ------------
Bonds                                  $25         $81          $(110)        $ 3          $(79)        $202         $122
Derivatives                             (4)         --             --          --            12           --            8
                                       ---         ---          -----         ---          ----         ----         ----
Total                                  $21         $81          $(110)        $ 3          $(67)        $202         $130
                                       ===         ===          =====         ===          ====         ====         ====

For the year ended December 31, 2014, transfers into/out of Level 3 assets primarily included certain investments in private placement corporate debt, and structured securities. Transfers into Level 3 assets were primarily the result of limited market pricing information that required the determination of fair value based on inputs that are adjusted to better reflect the Company's assumptions regarding the characteristics of a specific security or associated market liquidity. Transfers out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. The transfers were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's assumptions regarding the characteristics of a specific security or the current liquidity in the market.

There were no derivative balances transferred to/from Level 3 during 2014.

--------------------------------------------------------------------------------
27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2015 and 2014:

                                              Aggregate Fair                                          Not Practicable
December 31, 2015                                 Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
--------------------------------------------  -------------- --------------- ------- -------  ------- ---------------
Bonds                                            $16,942         $16,339      $ --   $13,746  $3,196        $--
Common stock                                          41              41        33         8      --         --
Derivatives - assets                                  22              22        --        22      --         --
Derivatives - liabilities                             (9)             (9)       --        (9)     --         --
Mortgage loans                                     1,194           1,185        --        --   1,194         --
Preferred stock                                       33              34        --        33      --         --
Short term investments                                36              36        25        11      --         --
                                                 -------         -------      ----   -------  ------        ---
Total                                            $18,259         $17,648      $ 58   $13,811  $4,390        $--
                                                 =======         =======      ====   =======  ======        ===

                                              Aggregate Fair                                          Not Practicable
December 31, 2014                                 Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
--------------------------------------------  -------------- --------------- ------- -------  ------- ---------------
Bonds                                            $19,062         $18,101       200    15,199   3,663         --
Common stock                                          26              26        26        --      --         --
Derivatives - assets                                  34              34        --        26       8         --
Derivatives - liabilities                             (1)             (1)       --        (1)     --         --
Mortgage loans                                     1,112           1,050        --        --   1,112         --
Mutual funds                                          27              27        27        --      --         --
Preferred Stocks                                      35              18        --        --      35         --
Short term investments                               295             295        11       284      --         --
                                                 -------         -------      ----   -------  ------        ---
Total                                            $20,590         $19,550      $264   $15,508  $4,818        $--
                                                 =======         =======      ====   =======  ======        ===

5. Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2015, 2014 and 2013, is set forth in the table below:

December 31,                                                             2015     2014     2013
---------------------------------------------------------------------  -------  -------  -------
Reserves for losses and LAE, end of prior year                         $13,429  $12,445  $12,300
Incurred losses and LAE related to:
   Current accident year                                                 3,776    3,958    3,525
   Prior accident year                                                   1,196      191      275
                                                                       -------  -------  -------
   Total incurred losses and LAE                                       $ 4,972  $ 4,149  $ 3,800
                                                                       -------  -------  -------
Paid losses and LAE related to:
   Impact of pooling restructure transaction                                --    1,563       --
   Current accident year                                                  (980)  (1,034)    (744)
   Prior accident year                                                  (4,250)  (3,694)  (2,911)
                                                                       -------  -------  -------
   Total paid losses and LAE                                            (5,230)  (3,165)  (3,655)
                                                                       -------  -------  -------
Reserves for losses and LAE, end of current year                       $13,171  $13,429  $12,445
                                                                       =======  =======  =======

For 2015, the Company reported adverse loss and LAE net reserve development of $1,196 which includes a loss reserve discount charge of $78 due to accretion. The adverse development is comprised mainly of development on the Excess Casualty class of business of $457, the Primary Casualty Class of business of $338, and the Executive Liability class of business of $143. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. Included in this increase, is $15 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2015, which was offset by additional premiums.

--------------------------------------------------------------------------------
28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

For 2014, the Company reported adverse loss and LAE net reserve development of $191, which includes a loss reserve discount benefit of $15 due to changes in the payout pattern assumptions, accretion, as well as the impact of the Combined Pooling Agreement (Note 6). The adverse development is comprised mainly of development on the Construction class of business of $87, the National Accounts class of business of $83, and the Executive Liability class of business of $69 partially offset with $120 of favorable development from the Japan branch transfer. Original estimates are increased or decreased as additional information becomes known regarding individual claims. Included in this increase is $32 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2014, which was offset by additional premiums.

For 2013, the Company reported adverse loss and LAE net reserve development of $275 including accretion of loss reserve discount of $58. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase is $32 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013, which was offset by additional premiums.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $189, $190 and $198 as of December 31, 2015, 2014 and 2013, respectively. The Company paid $11, $11 and $10 in the reporting period to settle 236, 190 and 173 claims related to extra contractual obligations or bad faith claims stemming from lawsuits as of December 31, 2015, 2014 and 2013, respectively.

A. Asbestos/Environmental Reserves
--------------------------------------------------------------------------------

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                                                     Asbestos Losses     Environmental Losses
                                                                  ---------------------- --------------------
December 31,                                                       2015   2014    2013   2015   2014   2013
----------------------------------------------------------------  -----  ------  ------  -----  -----  -----
   Direct -
Loss and LAE reserves, beginning of year                          $ 969  $1,186  $1,230  $ 97   $ 84   $ 85
Impact of pooling restructure transaction                            --      (1)     --    --      5     --
Incurred losses and LAE                                             (29)   (107)     97    62     33     27
Calendar year paid losses and LAE                                  (121)   (109)   (141)  (10)   (25)   (28)
                                                                  -----  ------  ------  ----   ----   ----
Loss and LAE Reserves, end of year                                $ 819  $  969  $1,186  $149   $ 97   $ 84
                                                                  -----  ------  ------  ----   ----   ----
   Assumed reinsurance -
Loss and LAE reserves, beginning of year                          $ 273  $  281  $  159  $ 13   $  5   $  7
Impact of pooling restructure transaction                            --     (41)     --    --     --     --
Incurred losses and LAE                                              33     114       9     1      9      3
Calendar year paid losses and LAE                                   (42)    (81)    113    --     (1)    (5)
                                                                  -----  ------  ------  ----   ----   ----
Loss and LAE Reserves, end of year                                $ 264  $  273  $  281  $ 14   $ 13   $  5
                                                                  -----  ------  ------  ----   ----   ----
   Net of reinsurance -
Loss and LAE reserves, beginning of year                          $  --  $   --  $   --  $ 55   $ 51   $ 52
Impact of pooling restructure transaction                            --      --      --    --     (2)    --
Incurred losses and LAE                                              --      --      --    37     18     19
Calendar year paid losses and LAE                                     9      --      --   (92)   (12)   (20)
                                                                  -----  ------  ------  ----   ----   ----
Loss and LAE Reserves, end of year                                $   9  $   --  $   --  $ --   $ 55   $ 51
                                                                  =====  ======  ======  ====   ====   ====

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company had asbestos loss and LAE--IBNR and bulk reserves as follows:

Asbestos                                                                   Loss Reserves                LAE Reserves
December 31,                                                        2015     2014     2013    2015     2014       2013
----------------------------------------------------------------  -------- -------- -------- ------- --------- -----------
Direct basis:                                                     $    376 $    547 $    748 $    42 $      61 $        84
Assumed reinsurance basis:                                              81       96      133       9        11          13
Net of ceded reinsurance basis:                                          1       --       --      --        --          --

The Company had environmental loss and LAE - IBNR and bulk reserves as follows:

Environmental                                                                Loss Reserves                 LAE Reserves
December 31,                                                        2015      2014      2013      2015      2014      2013
----------------------------------------------------------------  --------- --------- --------- --------- --------- --------
Direct basis:                                                     $      67 $      32 $      16 $      29 $      14 $      7
Assumed reinsurance basis:                                                2         1         1         1         1       --
Net of ceded reinsurance basis:                                          --        18        10        --         8        4

B. Loss Portfolio Transfer
--------------------------------------------------------------------------------

Effective December 2015, the Company and certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined
Pool) entered into four loss portfolio transfer reinsurance agreements with Eaglestone. Under these agreements, the Reinsureds ceded certain casualty business which is no longer offered by the Reinsureds, including certain environmental liability and healthcare lines. The total consideration of $1,490, settled on a funds withheld basis, was equal to the sum of the subject reserves for unearned premiums, nominal losses and loss adjustment expenses (including IBNR). Additionally, pursuant to a permitted practice approved by the NY DFS, the Company recognized the consideration as negative paid losses, rather than as premiums written and earned.

Statutory accounting principles allow for prospective accounting treatment for intercompany reinsurance agreements among companies wholly owned by a common parent, provided there is no gain in surplus as a result of the transaction. As the consideration was set equal to the subject reserves for unearned premiums, nominal losses and loss adjustment expenses (including IBNR), there was no direct impact to surplus. Under the terms of the agreement, which was approved by the individual company's Insurance Department state of domicile, liabilities were transferred at statutory book value gross of discount. At inception, the carried loss reserve discount of $13 on the reserves subject to the LPT impacted the Company's net income and surplus. However, such income impact did not arise from the transaction itself, and therefore, such transactions were accounted for using the prospective method.

Effective April 2014, the Reinsureds executed two reinsurance agreements whereby the Combined Pool ceded portfolio transfers of certain Public Entity and Occupational Accident reserves to Eaglestone. Total premiums transferred as part of this transaction were $253 (equal to total reserves transferred).

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
Expenses
--------------------------------------------------------------------------------

The Company discounts both its workers' compensation (both tabular and non-tabular) and certain retained asbestos (non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are subject to tabular discounting. The December 31, 2015 and 2014 liabilities include $1,243 and $1,276 of such discounted reserves, respectively.

Tabular Reserve Discount
--------------------------------------------------------------------------------

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2015, 2014 and 2013.

Lines of Business                                                         2015       2014       2013
---------------------------------------------------------------------  ---------- ---------- ----------
Workers' Compensation
   Case Reserves                                                       $      191 $      187 $      215

--------------------------------------------------------------------------------
30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Non-Tabular Discount
--------------------------------------------------------------------------------

The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2015, 2014 and 2013.

Lines of Business                                                 2015 2014 2013
----------------------------------------------------------------  ---- ---- ----
Workers' Compensation
   Case Reserves                                                  $306 $383 $423

6. Related Party Transactions
--------------------------------------------------------------------------------

A. Combined Pooling Agreement
--------------------------------------------------------------------------------

As described in Note 1, effective January 1, 2014, the National Union Admitted Lines Pooling Agreement and the AIG Property Casualty Surplus Lines Pooling Agreement, through a series of reinsurance commutations and novations, subsequently entered into the Combined Pooling Agreement. The Combined Pooling Agreement represents a new reinsurance quota share agreement whereby the Pool Members share the underwriting risks (i.e. premiums earned, losses and LAE incurred, underwriting and other expenses and related assets and liabilities) in accordance with the respective companies' percentage participation. All lines of business written by the Combined Companies are subject to the pooling arrangement with the exception of American Home's Japan, Dubai, Jamaica and Argentina Branches. The Combined Companies are also parties to reinsurance agreements with non-affiliate reinsurers covering the business subject to the pooling agreement and have a contractual right of direct recovery from the non-affiliated reinsurers per the terms of such reinsurance agreements.

As a result of the January 1, 2014 transaction, insurance assets and liabilities (subject to the agreement) were transferred and accounted for on a prospective basis. The objective of the transaction was to better align legal entity underwriting risk with AIG PC's capital structure. The new Combined Pooling Agreement was approved by the individual company's Insurance Department state of domicile.

Consideration received or (paid) on the 2014 pooling restructure is as follows:

Company                                                                 Amount
---------------------------------------------------------------------  -------
National Union                                                         $ 1,494
American Home                                                            2,075
Lexington                                                                3,019
Specialty                                                               (1,680)
C&I                                                                     (1,672)
APCC                                                                       779
New Hampshire                                                           (1,989)
ISOP                                                                    (1,989)
AIU                                                                        (37)

--------------------------------------------------------------------------------
31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the changes in assets, liabilities and surplus of the Company corresponding to the consideration received as a result of the 2014 Pooling Restructure Transaction:

                                                                             Amount
                                                                           ----------
Assets:
   Agents' balances or uncollected premiums                                $     (198)
   Funds held by or deposited with reinsured companies                            (30)
   Other insurance assets                                                         (88)
                                                                           ----------
       Total assets                                                              (316)
                                                                           ----------
Liabilities
   Unearned premium reserves (net)                                                334
   Reinsurance payable on paid losses and loss adjustment expenses                (50)
   Reserves for losses and loss adjustment expenses (net)                       1,563
   Funds held by company under reinsurance treaties                                19
   Ceded reinsurance premiums payable                                              38
   Other insurance liabilities                                                   (138)
                                                                           ----------
       Total Liabilities                                                   $    1,766
                                                                           ----------
Statement of Operations and Changes in Surplus
   Net premiums written                                                    $      334
   Change in unearned premium reserves                                           (334)
                                                                           ----------
   Premiums earned                                                                 --
                                                                           ----------
   Other underwriting expenses incurred                                            (7)
                                                                           ----------
   Net income                                                                      (7)
                                                                           ----------
   Total change in Surplus                                                         (7)
                                                                           ----------
Net Impact                                                                 $    2,075
                                                                           ----------
Consideration received
   Securities received                                                     $      272
   Cash received                                                                1,803
                                                                           ----------
Consideration Received                                                     $    2,075
                                                                           ==========

The Combined Pool members received a permitted practice from the domiciliary states that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium, and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses was recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

--------------------------------------------------------------------------------
32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the adjustment for these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile in comparison to other states of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation were reflected as a charge to income based on the state prescribed discount rates. In addition, the Combined Pool members were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                                        Net Admitted
Line Description                                           Assets    Liabilities Surplus Net Income
------------------------------------------------------  ------------ ----------- ------- ----------
Change in nonadmitted assets                                $42         $ --      $  42    $  --
Workers' compensation discount                               --          106       (106)    (106)
Other allocations                                            12           10          2        6
                                                            ---         ----      -----    -----
Total                                                       $54         $116      $ (62)   $(100)
                                                            ===         ====      =====    =====

B. American International Overseas Association
--------------------------------------------------------------------------------

AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of applicable Association members, New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The 2015, 2014 and 2013 participation percentages for the Association pool member companies are set forth in the table below:

                                                                  NAIC Co. Participation
Member Company                                                      Code      Percent
----------------------------------------------------------------  -------- -------------
Combined Pool Member companies, as follows:
   National Union                                                  19445        78%
   New Hampshire                                                   23841        12%
   American Home                                                   19380        10%

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Combined Pool.

The Association's fiscal year end is November 30. Although the fiscal year end for the members of the Company is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end (and therefore on a one month lag).

--------------------------------------------------------------------------------
33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company's participation in the Association's assets and liabilities at December 31, 2015 and 2014 was as follows:

December 31,                                                              2015        2014
---------------------------------------------------------------------  ----------  ----------
Assumed reinsurance premiums receivable                                $      235  $      250
Funds held by ceding reinsurers                                               167         166
Reinsurance recoverable                                                        67          87
Equity in underwriting pools and associations                                  12         118
                                                                       ----------  ----------
Total assets                                                                  481         621
                                                                       ----------  ----------
Loss and LAE reserves                                                         609         726
Unearned premium reserves                                                     276         255
Funds held                                                                     19          15
Ceded balances payable                                                         70          78
Assumed reinsurance payable                                                    98          82
Other liabilities                                                              11          45
                                                                       ----------  ----------
Total liabilities                                                           1,083       1,201
                                                                       ----------  ----------
Total surplus (deficit)                                                $     (602) $     (580)
                                                                       ==========  ==========

C. Significant Transactions
--------------------------------------------------------------------------------

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2015, 2014 and 2013 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2015, 2014 and 2013.

                                                                             Assets Received by   Assets Transferred by
2015                                                                             the Company           the Company
-------------------------------------------------------------------------   --------------------- ---------------------
                                                                            Statement             Statement
Date of Transaction  Explanation of Transaction        Name of Affiliate      Value   Description   Value   Description
-------------------  --------------------------      ---------------------- --------- ----------- --------- -----------
     02/02/15         Dividend                       AIG PC US                $ --             --   $600          Cash
     03/27/15         Purchase of securities         AIG                       149     Securities    149          Cash
     04/20/15         Sale of securities             National Union            180           Cash    180    Securities
     05/01/15         Purchase of securities         National Union            171     Securities    171          Cash
     05/15/15         Sale of securities             Eaglestone                164           Cash    164    Securities
     05/15/15         Purchase of securities         Eaglestone                164     Securities    164          Cash
     06/29/15         Dividend                       AIG PC US                  --                   286    Securities
     06/29/15         Dividend                       AIG PC US                  --                    14          Cash
     06/30/15         Parent loan                (a) AIG PC US                 211           Cash     --            --
     07/01/15         Repayment of Parent
                      loan                           AIG PC US                  --             --    211          Cash
     08/10/15         Sale of securities             National Union            244           Cash    244    Securities
     08/28/15         Dividend                       AIG PC US                  --                   300          Cash
     12/31/15                                        American General Life                Private
                      Securities transferred         Insurance Company         362         Equity    362    Securities
     12/31/15         Capital Contribution       (b) AIG PC US                 650    Receivables     --

(a) Refer to Note 6H for more details on the Parent loan.
(b) Refer to Note 12 for more details on the capital contribution.

--------------------------------------------------------------------------------
34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                                                                        Assets Received by         Assets Transferred by
2014                                                                        the Company                 the Company
-----------------------------------------------------------------   --------------------------- ---------------------------
                         Explanation of
Date of Transaction       Transaction            Name of Affiliate  Statement Value Description Statement Value Description
-------------------  -----------------------     -----------------  --------------- ----------- --------------- -----------
    1/17/2014        Capital Contribution    (a)    AIG PC US           $1,293      Securities       $ --               --
    1/17/2014        Capital Contribution    (a)    AIG PC US                1            Cash         --               --
    1/17/2014        Capital Changes         (a)    AIG PC US                9         In Kind         --               --
    4/1/2014         Dividend                (b)    AIG PC US               --              --        234       Securities
    12/19/2014       Dividend                       AIG PC US               --              --        150             Cash
    12/31/2014       Capital Contribution    (c)    AIG PC US               21         In Kind         --               --
    Various          Purchase of securities         C&I                    629      Securities        630          Various
    Various          Purchase of securities         ISOP                   648      Securities        654             Cash
    Various          Purchase of securities         NHIC                   582      Securities        585             Cash

(a) Refer to Note 6A for more details on the 2014 Pooling Restructure
    Transaction
(b) Refer to Note 6D for more details on the Company's Japan Branch Conversion
(c) Refer to Note 1E, Income Taxes, for more detail

                                                                     Assets Received by   Assets Transferred by
2013                                                                     the Company           the Company
----------------------------------------------------------------    --------------------- ---------------------
                                                                    Statement             Statement
Date of Transaction  Explanation of Transaction  Name of Affiliate    Value   Description   Value   Description
-------------------  --------------------------  -----------------  --------- ----------- --------- -----------
    3/19/2013         Dividend                    AIG PC US           $ --            --    $ 77          Cash
    3/26/2013         Purchase of securities      Lexington             67    Securities      67          Cash
    3/31/2013         Dividend                    AIG PC US             --            --       1       In kind
    4/1/2013          Dividend                    AIG PC US             --            --      23          Cash
    5/13/2013         Dividend                    AIG PC US             --            --     180          Cash
    9/6/2013          Dividend                    AIG PC US             --            --     220          Cash
    9/30/2013         Dividend                    AIG PC US             --            --     320          Cash
    9/1/2013          Dividend                    AIG PC US             --            --     394       In kind
    12/11/2013        Purchase of securities      Association           35    Securities      35          Cash
    12/19/2013        Sale of securities          National Union       373          Cash     353    Securities

D. Restructuring Foreign Operations
--------------------------------------------------------------------------------

As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the other members of the Combined Pool. In 2015, seven branches formerly consolidated through the Association were directly consolidated to their direct member owner. With the exception of Argentina, Jamaica and Dubai, the branches are subject to the Combined Pooling Agreement.

Purchase of SCA
--------------------------------------------------------------------------------

As part of its legal entity simplification efforts, on April 1, 2015, the Company issued a $122 promissory note to AIU as consideration for the purchase of AIG Insurance Company China Limited. AIU distributed the promissory note within the AIG group of companies, and the promissory note was returned to the Company as a capital contribution.

--------------------------------------------------------------------------------
35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Japan Branch Conversion
--------------------------------------------------------------------------------

On April 1, 2014, The Company transferred substantially all the assets and liabilities of its Japan Branch to American Home Assurance Co. Ltd. ("AHJ"), a Japanese-domiciled insurance company that is 100% owned by AIG Property Casualty International ("PCI"), in exchange for 1,000 Class A shares of AHJ ("the AHJ Shares"). The AHJ Shares received by American Home were then distributed to AIG and such shares were further distributed to AIG PC and then contributed to PCI as capital contributed from AIG PC. The fair value for the AHJ shares was $234 equal to the fair value of the branch on the effective date of transfer.

The following reflects the impact of American Home's Japan Branch transfer (at statement value) on American Home's statutory financial statements during 2014:

                                                                             Net Impact
                                                                            -----------
Assets
Cash and invested assets                                                    $      (895)
Agents' balances or uncollected premiums                                            (34)
Reinsurance recoverable on loss payments                                            (29)
Receivables from parent, subsidiaries and affiliates                                 (3)
Other admitted assets                                                               (16)
                                                                            -----------
Total admitted assets                                                              (977)
                                                                            -----------
Liabilities
Reserves for losses and LAE                                                        (181)
Unearned premium reserves                                                          (385)
Commissions, premium taxes and other expenses payable                                (9)
Reinsurance payable on paid loss and LAE                                            (33)
Funds held by company under reinsurance treaties                                     (4)
Other liabilities                                                                   (83)
                                                                            -----------
Total liabilities                                                                  (695)
                                                                            -----------
Net assets                                                                  $      (284)
                                                                            -----------
Statement of Operations
Premium written                                                             $      (567)
                                                                            -----------
Premiums earned                                                                    (181)
Losses incurred                                                                    (181)
Net realized capital gains - investment                                              26
Net realized capital (losses) - foreign exchange                                    (39)
Net realized capital (losses) - other                                               (96)
                                                                            -----------
Net Income / (Loss)                                                                (109)
                                                                            -----------
Change in unrealized capital (loss)                                                 (26)
Change in unrealized foreign exchange                                                39
Change in nonadmitted assets                                                         46
                                                                            -----------
Total change in capital and surplus                                                 (50)
                                                                            -----------
Net Impact                                                                         (234)
                                                                            -----------
Dividends to stockholder                                                           (234)
                                                                            ===========

The impact on net income from the transaction includes a net realized loss of $109 comprised of the difference between the statutory net assets transferred, adjusted for nonadmitted assets (primarily capitalized EDP costs) of $96, the fair value of the stock distributed, to a loss on the realization of foreign exchange net assets $39, partially offset by the gain on the sale of invested assets of $26.

The Company and AHJ followed a statutory notice procedure, provided for under Japanese law, to facilitate the transfer of the branch's in-force business to AHJ without the need to obtain consent from each policyholder or ceding company individually. Based on the responses received during the notice procedure, the Company and AHJ determined that eligible policyholders effectively consented to the transfer. As a result, the completion of the notice procedure resulted in complete extinguishment of American Home's obligations under insurance policies eligible for transfer under the notice procedure.

--------------------------------------------------------------------------------
36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

AHJ agreed to assume primary responsibility (including policy administration and claims handling) for the policies not eligible under the notice procedure (the "Excluded Policies"), and further agreed to indemnify, defend and hold harmless the Company for any costs or expense the Company incurs with respect to such policies. In addition, AIG Japan Holding Kabushiki Kaisha ("AIGJHKK"), an affiliated company which owns 100% of AHJ, has agreed to guarantee AHJ's obligations to indemnify the Company for any costs or expenses arising from the Excluded Policies after the transfer date.

As a result of AHJ's assuming primary responsibility for the Excluded Policies and the Company's determination that it is probable that the Company will not be called upon to make any payments with respect to the Excluded Policies, the Company has reduced its loss reserves on such policies to zero from the effective date of the transfer. There were approximately $32 and $62 in loss reserves on Excluded Policies recorded by AHJ as of December 31, 2015 and 2014, respectively.

Loss Portfolio Transfers
--------------------------------------------------------------------------------

Japan Redirect

In 2013, the AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by transferring such reinsurance arrangements directly to the former Admitted Pool members through National Union. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

American International Overseas, Ltd. (AIOL) De-risk

In 2013, AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. Effective December 1, 2013 all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to the former Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $655 of negative paid losses would instead have been presented as earned premiums at the total pool level.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The impact of the Japan redirect and AIOL de-risk loss portfolio transfers are reflected in the following table after the impact of the US pooling:

                                                              Japan     AIOL de-
                                                             redirect     risk       Total
                                                             --------  ---------  ----------
Assets:
Insurance balances receivable, net                           $     46      $ 135  $      181
Equities in pools and associations                                 --        323         323
                                                             --------  ---------  ----------
Total Assets                                                 $     46      $ 458  $      504
                                                             --------  ---------  ----------
Liabilities:
Reserves for loss and LAE                                    $    155      $ 655  $      810
Unearned premium reserves                                         428        203         631
                                                             --------  ---------  ----------
Total Liabilities                                            $    583      $ 858  $    1,441
                                                             --------  ---------  ----------
Statement of Operations and Changes in Surplus:
Premiums written                                             $    428      $ 191  $      619
                                                             --------  ---------  ----------
Premiums earned                                                    --        (12)        (12)
Losses incurred                                                    --        (18)        (18)
Commission expense                                                179         48         227
Change in nonadmitted assets                                       --        (63)        (63)
                                                             --------  ---------  ----------
Total Change in Surplus                                      $   (179)     $(105) $     (284)
                                                             --------  ---------  ----------
Net Impact                                                   $   (358)     $(295) $     (653)
                                                             --------  ---------  ----------
Cash                                                         $     --      $ 130  $      130
Bonds                                                              --         35          35
Settlement of intercompany pooling balances                       358        130         488
                                                             --------  ---------  ----------
Net Consideration received                                   $    358      $ 295  $      653
                                                             ========  =========  ==========

Distribution of Affiliate
--------------------------------------------------------------------------------

In September 2013, the Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the former Admitted Pool members from the Association:

                                                             National American    New
December 31, 2014                                             Union     Home   Hampshire  Total
-----------------------------------------------------------  -------- -------- --------- --------
AEHL Shares                                                  $    434 $    394 $    473  $  1,301
Cash                                                              269      417      119       805
Bonds                                                              --       --       73        73

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and the Company were distributed by way of dividend and return of capital to AIG PC US. The former Admitted Pool members shared the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages. The following table shows the impact of the contributions and distributions related to this transaction on each of the former Admitted Pool members:

--------------------------------------------------------------------------------
38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                                              National American    New
December 31, 2014                              Union     Home   Hampshire   C&I    ISOP    APCC    Total
--------------------------------------------  -------- -------- --------- ------  ------  ------  ------
Change in:
   Total Assets                                $ (294)  $ (239)  $    12  $ (138) $   18  $   18  $ (623)
   Total Liabilities                               --       22       288      --      --      --     310
Statement of Operations and Changes in
  Surplus:                                         --       --        --      --      --      --      --
   Net Income                                     368      349        48     107      48      48     968
   Unrealized gains/(losses)                     (228)    (216)      (30)    (66)    (30)    (30)   (600)
   Dividends paid                                (199)    (394)     (142)   (179)     --      --    (914)
   Return of capital                             (235)      --      (152)     --      --      --    (387)
                                               ------   ------   -------  ------  ------  ------  ------
Total Surplus:                                 $ (294)  $ (261)  $  (276) $ (138) $   18  $   18  $ (933)
                                               ======   ======   =======  ======  ======  ======  ======

E. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------

At December 31, 2015 and 2014, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,                                                            2015     2014
--------------------------------------------------------------------------  -------- --------
Balances with National Union                                                $     29 $     --
Balances with other member pool companies                                          1        1
Balances with other affiliates                                                   654       --
                                                                            -------- --------
Receivable from parent, subsidiaries and affiliates                         $    684 $      1
                                                                            -------- --------
Balances with National Union                                                $     14 $    189
Balances with other member pool companies                                          1       --
Balances with other affiliates                                                   190       61
                                                                            -------- --------
Payable to parent, subsidiaries and affiliates                              $    205 $    250
                                                                            ======== ========

Federal and foreign income taxes payable under the Tax Sharing Agreement at December 31, 2015 and 2014 was $5 for both years.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2015 and 2014.

F. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

G. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

--------------------------------------------------------------------------------
39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company's admitted assets during 2015, 2014 and 2013:

Affiliates                                                          2015     2014     2013
----------------------------------------------------------------  -------- -------- --------
AIG Global Claims Services, Inc.                                  $    250 $    265 $    271
AIG PC Global Services, Inc.                                           166      153      134
                                                                  -------- -------- --------
Total                                                             $    416 $    418 $    405
                                                                  ======== ======== ========

In 2015, 2014 and 2013 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2015 and 2014, short-term investments included amounts invested in the AIG Managed Money Market Fund of $11 and $283, respectively.

H. Borrowed Money
--------------------------------------------------------------------------------

The Company (among other affiliates) is a borrower under a Loan Agreement, dated December, 2014, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the "Loan Facility"). The aggregate amount of all loans that may be outstanding to the Company under the Loan Facility at a given time is $500. As of December 31, 2015, the Company has an outstanding liability, issued in December 2015, in the amount of $30 due to AIG. The principal amount is due on the one year anniversary of the date on which the loan was made. At the option of the Company, early repayment may be made. Interest at a rate equal to LIBOR + 15bps is required to be paid annually.

Significant debt terms and covenants include the following:

.. The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

.. The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof;

.. The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) the Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

7. Reinsurance
--------------------------------------------------------------------------------

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) to an accumulation of losses from a number of smaller events; or c) to provide greater risk diversification. In addition, the Company may assume reinsurance from other insurance companies. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk.

--------------------------------------------------------------------------------
40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The following table presents direct, assumed reinsurance and ceded reinsurance written and earned for the year ended December 31, 2015, 2014 and 2013:

                                                   2015               2014              2013
                                             ----------------- ------------------ -----------------
Years Ended December 31,                     Written   Earned   Written   Earned  Written   Earned
---------------------------------------      -------- -------- --------  -------- -------- --------
Direct premiums                                   576      378     (211)      172      929    1,005
Reinsurance premiums assumed:
   Affiliates                                   7,714    7,503    7,799     7,460    7,002    6,771
   Non-affiliates                                 109      160      134       129      198      190
                                             -------- -------- --------  -------- -------- --------
       Gross premiums                           8,399    8,041    7,722     7,761    8,129    7,966
                                             -------- -------- --------  -------- -------- --------
Reinsurance premiums ceded:
   Affiliates                                   1,118      972      764       713      884    1,242
   Non-affiliates                               1,572    1,574    1,458     1,454    1,393    1,297
                                             -------- -------- --------  -------- -------- --------
       Net premiums                          $  5,709 $  5,495 $  5,500  $  5,594 $  5,852 $  5,427
                                             ======== ======== ========  ======== ======== ========

2014 Direct Written Premiums included the impact of ($726) reserve transfer due to the Japan Branch Conversion.

As of December 31, 2015 and 2014, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                                             Unearned Premium Paid Losses and Reserves for Losses
                                                                 Reserves           LAE             and LAE
                                                             ---------------- --------------- -------------------
December 31, 2015:
   Affiliates                                                   $      663      $       86        $    9,417
   Non-affiliates                                                      455             252             2,688
                                                                ----------      ----------        ----------
   Total                                                        $    1,118      $      338        $   12,105
                                                                ----------      ----------        ----------
December 31, 2014:
   Affiliates                                                   $      517      $      115        $    9,594
   Non-affiliates                                                      458             290             2,954
                                                                ----------      ----------        ----------
   Total                                                        $      975      $      405        $   12,548
                                                                ==========      ==========        ==========

A. Reinsurance Return Commission
--------------------------------------------------------------------------------

The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2015 and 2014 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance                Ceded Reinsurance                        Net
                   --------------------------------- --------------------------------- ---------------------------------
                   Premium Reserve Commission Equity Premium Reserve Commission Equity Premium Reserve Commission Equity
                   --------------- ----------------- --------------- ----------------- --------------- -----------------
December 31, 2015
   Affiliates         $  3,943          $  486          $    663          $  (138)        $  3,280          $  624
   All Other                45               6               455              (95)            (410)            101
                      --------          ------          --------          -------         --------          ------
Total                 $  3,988          $  492          $  1,118          $  (233)        $  2,870          $  725
                      --------          ------          --------          -------         --------          ------
December 31, 2014
   Affiliates         $  3,731          $  503          $    517          $    73         $  3,214          $  430
   All Other                96              13               458               64             (362)            (52)
                      --------          ------          --------          -------         --------          ------
Total                 $  3,827          $  516          $    975          $   137         $  2,852          $  378
                      ========          ======          ========          =======         ========          ======

--------------------------------------------------------------------------------
41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------

Individual reinsurers with unsecured balances in excess of three percent of policyholders' surplus at December 31, 2015 and 2014 are as follows:

Reinsurer                                                                 2015       2014
---------------------------------------------------------------------  ---------- ----------
Affiliates:
   Combined Pool                                                       $    7,856 $    8,281
   Eaglestone Reinsurance Company                                             903        821
   United Guaranty Commercial Ins Co Of NC                                      3         --
   AIU Insurance Company, Ltd.--Japan                                           2         13
   Tata AIG General Insurance Company, Ltd.                                     2         --
   AIG Australia Ltd                                                            1         --
   AIG Insurance Company Of Canada C$                                           1         --
   Other affiliates                                                             4         14
                                                                       ---------- ----------
   Total affiliates                                                    $    8,772 $    9,129
                                                                       ---------- ----------
   Swiss Reinsurance America Corp                                             397        352
   Transatlantic Reinsurance Company                                           --        234
                                                                       ---------- ----------
Total Non-affiliates                                                          397        586
                                                                       ---------- ----------
   Total affiliates and non-affiliates                                 $    9,169 $    9,715
                                                                       ========== ==========

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------

At December 31, 2015 and 2014, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $78 and $133 as of December 31, 2015 and 2014, respectively.

D. Reinsurance Agreements Qualifying for Reinsurer Aggregation
--------------------------------------------------------------------------------

In 2011, the Combined Pool companies entered into a retroactive loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool's net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to National Indemnity Company, an unaffiliated company. National Indemnity provides coverage up to a limit of $3,500 for subject business covered under the agreement. National Indemnity administers claims and pursues amounts recoverable from the Combined Pool companies' reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by National Indemnity. National Indemnity maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2015 the amount in trust was $2,768. The amount of the unexhausted limit under the National Indemnity agreement as of December 31, 2015 is $1,338. The Company has accounted for its cession to Eaglestone as prospective reinsurance in proportion to their pool participation percentage.

During 2015, the Combined Pool completed a commutation with Transatlantic Reinsurance Company and its subsidiaries ("Transatlantic") associated with both ceded and assumed reinsurance agreements covering the amounts due under, or in connection with, 1986 and prior reinsurance agreements and U.S. asbestos claims under 1987 and later reinsurance agreements. A total of $400 was paid by Transatlantic as a net commutation payment. A significant portion of the commuted arrangements related to asbestos losses that are subject to the retroactive reinsurance agreement with National Indemnity. Of the total consideration, Transatlantic paid $350 directly to National Indemnity pursuant to the Company's arrangement whereby National Indemnity administers the claims, bills and collects directly from reinsurers. The Combined Pool recognized a loss of $44 related to the portion of the commutation arrangement retained by the Combined Pool member companies, of which the Company's pool share was $13.

--------------------------------------------------------------------------------
42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

8. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2015, the Company recorded gross deferred tax assets ("DTA") of $1,589. Management believes that it is more likely than not that these assets will be realized in the foreseeable future therefore the Company has not recorded a valuation allowance against its net deferred tax asset. Tax planning strategies had no impact on the determination of the net admitted DTA.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2015 and 2014 are as follows:

                                                12/31/2015              12/31/2014                Change
                                          ----------------------- ----------------------- ----------------------
                                          Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                          -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA                                  $1,423   $166   $1,589  $1,336   $ 125  $1,461   $ 87    $ 41   $128
Statutory Valuation Allowance Adjustment       --     --       --      --      --      --     --      --     --
                                           ------   ----   ------  ------   -----  ------   ----    ----   ----
Adjusted Gross DTA                          1,423    166    1,589   1,336     125   1,461     87      41    128
Nonadmitted DTA                               250     --      250     178      --     178     72      --     72
                                           ------   ----   ------  ------   -----  ------   ----    ----   ----
Subtotal Admitted DTA                       1,173    166    1,339   1,158     125   1,283     15      41     56
DTL                                           293    200      493     231     258     489     62     (58)     4
                                           ------   ----   ------  ------   -----  ------   ----    ----   ----
Net Admitted DTA/(DTL)                     $  880   $(34)  $  846  $  927   $(133) $  794   $(47)   $ 99   $ 52
                                           ======   ====   ======  ======   =====  ======   ====    ====   ====

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2015 and 2014:

                                                           12/31/2015              12/31/2014                Change
                                                     ----------------------- ----------------------- ----------------------
                                                     Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                                     -------- ------- ------ -------- ------- ------ -------- ------- -----
Carried back losses that reverse in subsequent
  three calendar years                                $   --   $ --   $   --  $   --   $ --   $   --   $ --     $--   $ --
Adjusted gross DTAs realizable within 36 months
  or 15 percent of statutory surplus (the lesser of
  1 and 2 below)                                         846     --      846     794     --      794     52      --     52
   1. Adjusted gross DTAs realizable within 36
     months                                              846     --      846     794     --      794     52      --     52
   2. 15 percent of statutory surplus                     --     --      869      --     --      968     --      --    (99)
Adjusted gross DTAs that can be offset against
  DTLs                                                   327    166      493     364    125      489    (37)     41      4
                                                      ------   ----   ------  ------   ----   ------   ----     ---   ----
   Total DTA admitted as the result of
     application of SSAP 101                          $1,173    166    1,339  $1,158   $125   $1,283   $ 15     $41   $ 56
                                                      ======   ====   ======  ======   ====   ======   ====     ===   ====

                                                                                           2015      2014
                                                                                        ----------  ------
Ratio percentage used to determine recovery period and threshold limitation amount             347%    394%
Amount of adjusted capital and surplus used to determine recovery period and threshold
  limitation in (2) above.                                                              $    5,795  $6,454

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,                                    2015     2014     2013
----------------------------------------------------------------  -------  -------  -------
Federal income tax                                                $   (14) $   (32) $   (36)
Foreign income tax                                                      4        9       10
                                                                  -------  -------  -------
Subtotal                                                              (10)     (23)     (26)
                                                                  -------  -------  -------
Federal income tax on net capital gains                                15       53       37
                                                                  -------  -------  -------
Federal and foreign income taxes incurred                         $     5  $    30  $    11
                                                                  =======  =======  =======

--------------------------------------------------------------------------------
43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2015 and 2014:

                                                                     2015       2014      Change
                                                                  ---------- ---------- ---------
Ordinary
Discounting of unpaid losses                                      $      294 $      330 $     (36)
Nonadmitted assets                                                        86         92        (6)
Unearned premium reserve                                                 269        208        61
Bad debt expense                                                          29         29        --
Net operating loss carry forward                                         399        344        55
Foreign tax credit carry forwards                                         51         56        (5)
Deferred tax on foreign operations                                         1          1        --
Investments                                                              261        238        23
Mortgage Contingency Reserve                                               8         --         8
Other temporary difference                                                25         38       (13)
                                                                  ---------- ---------- ---------
Subtotal                                                               1,423      1,336        87
                                                                  ---------- ---------- ---------
Statutory valuation allowance adjustment                                  --         --        --
Nonadmitted                                                              250        178        72
                                                                  ---------- ---------- ---------
Admitted ordinary deferred tax assets                             $    1,173 $    1,158 $      15
                                                                  ---------- ---------- ---------
Capital
Investments                                                       $      146 $      114 $      32
Unrealized capital losses                                                 19         10         9
Other temporary difference                                                 1          1        --
                                                                  ---------- ---------- ---------
Subtotal                                                                 166        125        41
                                                                  ---------- ---------- ---------
Statutory valuation allowance adjustment                                  --         --        --
Nonadmitted                                                               --         --        --
                                                                  ---------- ---------- ---------
Admitted capital deferred tax assets                                     166        125        41
                                                                  ---------- ---------- ---------
Admitted deferred tax assets                                      $    1,339 $    1,283 $      56
                                                                  ========== ========== =========

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2015 and 2014:

                                                                     2015       2014      Change
                                                                  ---------- ---------- ---------
Ordinary
Investments                                                       $      271 $      211 $      60
Fixed assets                                                               6          6        --
Other temporary differences                                               16         14         2
                                                                  ---------- ---------- ---------
Subtotal                                                                 293        231        62
                                                                  ---------- ---------- ---------
Capital
Investments                                                       $       81 $      108 $     (27)
Unrealized capital gains                                                 119        150       (31)
Other temporary differences                                               --         --        --
                                                                  ---------- ---------- ---------
Subtotal                                                                 200        258       (58)
                                                                  ---------- ---------- ---------
Deferred tax liabilities                                                 493        489         4
                                                                  ---------- ---------- ---------
Net deferred tax assets/liabilities                               $      846 $      794 $      52
                                                                  ========== ========== =========

--------------------------------------------------------------------------------
44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

                                                                     2015       2014     Change
                                                                  ----------  --------  --------
Adjusted gross deferred tax assets                                $    1,589  $  1,461  $    128
Total deferred tax liabilities                                          (493)     (489)       (4)
                                                                  ----------  --------  --------
Net deferred tax assets/ (liabilities)                                 1,096       972       124
Deferred tax assets/(liabilities) - SSAP 3                                                     3
Deferred tax assets/(liabilities) - unrealized                                                40
                                                                  ----------  --------  --------
Total change in net deferred tax                                                        $     81
                                                                  ==========  ========  ========
Change in deferred tax - current year                                                         80
Change in deferred tax - current year - other surplus items                                    1
                                                                  ----------  --------  --------
Change in deferred tax - current year - total                                           $     81
                                                                  ==========  ========  ========

The following table shows the components of opening surplus adjustments upon current and deferred taxes for the year ended December 31, 2015

                                                                   Current  Deferred    Total
                                                                  --------  --------  --------
SSAP 3 impact:
SSAP 3 - general items                                            $     (7) $      3  $     (4)
SSAP 3 - unrealized gain/loss                                           --        --        --
                                                                  --------  --------  --------
Subtotal impact to admitted assets                                      (7)        3        (4)
SSAP 3 - nonadmitted impact                                              7        (2)        5
                                                                  --------  --------  --------
Total SSAP 3 impact                                               $     --  $      1  $      1
                                                                  ========  ========  ========

--------------------------------------------------------------------------------
45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2015, 2014 and 2013:

                                                                 2015                2014                2013
                                                          ------------------- ------------------- -------------------
Description                                                Amount  Tax Effect  Amount  Tax Effect  Amount  Tax Effect
--------------------------------------------------------- -------  ---------- -------  ---------- -------  ----------
Net Income Before Federal Income Taxes and Capital Gains
  Taxes                                                   $   (70)  $   (24)  $   838   $    293  $   714   $   250
Book to Tax Adjustments:
Tax Exempt Income, net of proration                          (124)      (43)     (171)       (60)    (203)      (71)
Dividend Received Deduction                                    --        --        (1)        --       --        --
Subpart F Income, Gross-Up & Foreign Tax Credits               --         3        --         --     (429)      (87)
Transfer Pricing                                              (35)      (12)      (31)       (11)      --        --
Stock Options And Other Compensation                           --        --        20          7       14         5
Change in Nonadmitted Assets                                   25         9       165         58      (87)      (30)
Change in Tax Position                                         --         1        --         --       --         1
Return to Provision                                            --        (1)       --          3       --        (3)
Reversal of Book/Tax Difference on Share Distribution          --        --       119         42       --        --
Change in contingency reserve                                 (22)       (8)       --         --       --        --
Other                                                           2        --         8          3       18         6
                                                          -------   -------   -------   --------  -------   -------
Total Book to Tax Adjustments                                (154)      (51)      109         42     (687)     (179)
                                                          -------   -------   -------   --------  -------   -------
Total Income Tax                                          $  (224)  $   (75)  $   947   $    335  $    27   $    71
                                                          =======   =======   =======   ========  =======   =======
Federal and Foreign Income Taxes Incurred                      --       (10)       --        (23)      --       (26)
Federal Income Tax on Net Capital Gains                        --        15        --         53       --        37
Change in Net Deferred Income Taxes                            --       (80)       --        391       --        28
Less: Change in Deferred Tax--Other Surplus Items              --        --        --        (86)      --        31
                                                          -------   -------   -------   --------  -------   -------
Total Income Tax                                          $    --   $   (75)  $    --   $    335  $    --   $    70
                                                          =======   =======   =======   ========  =======   =======

For the year ended December 31, 2014, the table above includes $42 of tax effected adjustments reflecting the different treatment for book and tax purposes of the distribution of the AHJ's assets and liabilities as detailed in
Note 6.

Operating loss and tax credit carry forwards
At December 31, 2015, the Company had net operating loss carry forwards originating
  during the years 2010 to 2015 and expiring through 2035 of:                           $1,141
At December 31, 2015, the Company had no capital loss carry forwards.                   $   --
At December 31, 2015, the Company had no AMT credit carry forwards.                     $   --
At December 31, 2015, the Company had foreign tax credits originating during the years
  2009 to 2015 and expiring through 2025 of:                                            $   51

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2015. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2015, the Company recorded gross receivables related to tax return errors and omissions in the amount of $8, all of which were nonadmitted. As of December 31, 2015, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2015, the tax years from 2000 to 2014 remain open.

The following table lists those companies that form part of the 2015 AIG consolidated federal income tax return:

--------------------------------------------------------------------------------
46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                         Company                   Company                  Company                  Company
----------------------- ------------------------- ------------------------ ------------------------ ------------------------
A.I. Credit Consumer    AH SubGP 39               AIG Century              AIG GLOC Holdings        AIG Property Casualty
Discount Company        Wellington Place, LLC     Verwaltungsgesellschaft  Corporation              Inc.
                                                  mbH

A.I. Credit Corp.       AH SubGP 479 Sunrise,     AIG Claims, Inc.         AIG Home Loan 1,         AIG Property Casualty
                        LLC                                                LLC                      Insurance Agency, Inc.

AGC Life Insurance      AH SubGP 503              AIG Commercial           AIG Home Loan 2,         AIG Property Casualty
Company                 Southgate II, LLC         Equipment Finance        LLC                      International, LLC
                                                  Company, Canada

Agency Management       AH SubGP 585 St.          AIG Commercial           AIG Home Loan 3,         AIG Property Casualty
Corporation             Clair, LLC                Equipment Finance,       LLC                      U.S., Inc.
                                                  Inc.

AGLA Services Company   AH SubGP 706 River        AIG Consumer Finance     AIG Home Loan 4,         AIG Real Estate
LLC                     Run II, LLC               Group, Inc.              LLC                      Investment &
                                                                                                    Management Co. (P.R.),
                                                                                                    Inc.

AH SubGP 1120 Camp      AH SubGP 835              AIG Credit (Europe)      AIG Insurance            AIG Realty, Inc.
Verde, LLC              Whispering, LLC           Corporation              Management Services,
                                                                           Inc.

AH SubGP 1167           AH SubGP GAG              AIG Credit Corp.         AIG International Inc.   AIG Relocation, Inc.
Steeplechase, LLC       Gandolf, LLC

AH SubGP 1199 Rancho    AH SubGP MDL, LLC         AIG Direct Insurance     AIG Kirkwood, Inc.       AIG S1, Inc.
Del Sol, LLC                                      Services, Inc.

AH SubGP 1210           AIA Aurora LLC            AIG Employee             AIG Korean Real Estate   AIG Securities Lending
Geronimo, LLC                                     Services, Inc.           Development YH           Corp.

AH SubGP 1211 Mision    AICCO, Inc.               AIG Enterprise           AIG Life Holdings, Inc.  AIG Shared Services
Del Valle, LLC          [Delaware]                Services, LLC                                     Corporation

AH SubGP 1212 Painted   AIG Advisor Group,        AIG Equipment            AIG Life of Bermuda,     AIG Shared Services
Desert, LLC             Inc.                      Finance Holdings, Inc.   Ltd.                     Corporation -
                                                                                                    Management Services

AH SubGP 1384           AIG Aerospace             AIG FCOE, Inc.           AIG Lodging              AIG Specialty
Woodglen, LLC           Adjustment Services,                               Opportunities, Inc.      Insurance Company
                        Inc.

AH SubGP 1470           AIG Aerospace             AIG Federal Savings      AIG Markets, Inc.        AIG Spring Ridge I,
Palmetto, LLC           Insurance Services, Inc.  Bank                                              Inc.

AH SubGP 1535 Hunter's  AIG Asset Management      AIG Financial Advisor    AIG Matched Funding      AIG Technologies, Inc.
Run, LLC                (U.S.), LLC               Services, Inc.           Corp.

AH SubGP 1548 Walnut,   AIG Assurance             AIG Financial Products   AIG MEA Investments      AIG Trading Group Inc.
LLC                     Company                   Corp.                    and Services, Inc.

AH SubGP 1551 Spanish   AIG BG Holdings LLC       AIG Funding, Inc.        AIG Mortgage Capital,    AIG Travel Assist, Inc.
Creek, LLC                                                                 LLC

AH SubGP 1597           AIG Brazil Holding I,     AIG G5, Inc.             AIG North America,       AIG Travel EMEA
Broadmoor, LLC          LLC                                                Inc.                     Limited

AH SubGP 1600 Rainer,   AIG Brazil Holding II,    AIG Global Asset         AIG Offshore Systems     AIG Travel Europe
LLC                     LLC                       Management Holdings      Services, Inc.           Limited
                                                  Corp.

AH SubGP 1631           AIG Capital               AIG Global Capital       AIG PC European          AIG Travel Insurance
Broadway, LLC           Corporation               Markets Securities,      Insurance Investments    Agency, Inc.
                                                  LLC                      Inc.

AH SubGP 1661           AIG Capital Services,     AIG Global Claims        AIG PC Global            AIG Travel, Inc.
Woodchase, LLC          Inc.                      Services, Inc.           Services, Inc.

AH SubGP 1694 Sonoma,   AIG Castle Holdings II    AIG Global Real Estate   AIG Portfolio Solutions  AIG United Guaranty
LLC                     LLC                       Investment (Europe)      LLC                      Agenzia di
                                                  Limited                                           Assicurazione S.R.L.

AH SubGP 206 West       AIG Castle Holdings       AIG Global Real Estate   AIG Procurement          AIG United Guaranty,
Park, LLC               LLC                       Investment Corp.         Services, Inc.           Sociedad Limitada

AH SubGP 245 Garland,   AIG Central Europe &      AIG Global Real Estate   AIG Property Casualty    AIG Warranty Services
LLC                     CIS Insurance Holdings    Investment Corp.         Company                  of Florida, Inc.
                        Corporation               [Russia]

--------------------------------------------------------------------------------
47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                         Company                 Company                  Company                   Company
------------------------ ----------------------- ----------------------- ------------------------- -------------------------
AH SubGP 348 River       AIG Century GmbH &      AIG Global Real Estate  AIG Property Casualty     AIG Warranty Services,
Run, LLC                 Co. KGaA                Investment de Mexico,   Europe Financing          Inc.
                                                 S. de R.L. de C.V.      Limited

AIG WarrantyGuard, Inc.  AIGGRE St. Simons       Applewood Funding       Financial Service         Macori, Inc. [Delaware]
                         Investor LLC            Corp.                   Corporation

AIG.COM, Inc.            AIGGRE St. Tropez       Attorneys &             First Mortgage            Macori, Inc. [Texas]
                         Investor LLC            Professional Insurance  Insurance Company
                                                 Services, Inc.

AIG-FP Capital Funding   AIGGRE Toringdon        Barnegat Funding Corp.  First Principles Capital  Maksin Management
Corp.                    Investor LLC                                    Management, LLC           Corp.

AIG-FP Capital           AIGGRE Vantage Point    Blackbird Investments   Fischbach, LLC            Managed Care
Preservation Corp.       Investor LLC            LLC                                               Concepts of Delaware,
                                                                                                   Inc.

AIG-FP Matched Funding   AIGGRE Windy Ridge      Blackcap Investments    Flamebright Investment    Max Bingo Investments
Corp.                    Investor LLC            LLC                     Limited                   Limited

AIG-FP Pinestead         AIU Insurance           Bluewood Investments    Forest SAHP Corp.         Medical Excess
Holdings Corp.           Company                 LLC                                               Insurance Services, Inc.

AIG-FP Private Funding   AIUH LLC                Branch Retail Partners  FQA, LLC                  Medical Excess LLC
(Cayman) Limited                                 Consolidated, L.P.

AIG-FP Structured        Akita, Inc.             Care Providers          FSC Agency, Inc.          Metropolis I, LLC
Finance (Cayman)                                 Insurance Services,
Limited                                          LLC

AIGGRE 401 Hennepin      Alabaster Capital LLC   CEF Lease Holding,      FSC Securities            Metropolis II, LLC
Investor LLC                                     LLC                     Corporation

AIGGRE 6037 Investor     AM Holdings LLC         Charleston Bay SAHP     Global Loss Prevention,   MG Reinsurance
LLC                                              Corp.                   Inc.                      Limited

AIGGRE Bellevue II       Ambler Holding Corp.    Chartis Foreign         Grand Savannah SAHP       MIP Mezzanine, LLC
Investor LLC                                     Subsidiary Holdings     Corp.
                                                 LLC

AIGGRE Clarity Pointe    American Athletic       Chartis Iraq, Inc.      Granite State Insurance   MIP PE Holdings, LLC
Investor LLC             Club, Inc.                                      Company

AIGGRE Consolidated      American Collector's    Chartis Latin America   Graphite Management       Morefar Marketing, Inc.
Retail Holdco LLC        Insurance LLC           Investments, LLC        LLC

AIGGRE D36 Investor      American General        Cherrywood              Health Direct, Inc.       Mt. Mansfield
LLC                      Annuity Service         Investments LLC                                   Company, Inc.
                         Corporation

AIGGRE DC Ballpark       American General        Commerce and Industry   HPIS Limited              National Union Fire
Investor, LLC            Assignment              Insurance Company                                 Insurance Company of
                         Corporation                                                               Pittsburgh, Pa.

AIGGRE Hazel Dell        American General        Connective Mortgage     Illinois National         National Union Fire
Investor LLC             Assignment              Advisory Company        Insurance Co.             Insurance Company of
                         Corporation of New                                                        Vermont
                         York

AIGGRE Hill7 Investor    American General        Crossings SAHP Corp.    Innovative Risk           New England Sports,
LLC                      Bancassurance                                   Management, Inc.          Recreation &
                         Services, Inc.                                                            Entertainment RPG,
                                                                                                   Inc.

AIGGRE Lane Field        American General        Curzon Funding          Inspiration Lane LLC      New Hampshire
Investor LLC             Insurance Agency, Inc.  Limited                                           Insurance Company

AIGGRE Laurel Towne      American General        Curzon Funding LLC      Iris Energy Holding GP    New Hampshire
Centre Investor LLC      International, Inc.                             LLC                       Insurance Services, Inc.

AIGGRE Market Street II  American General        Curzon Street Funding   Iris Energy Holding LP    Nightingale Finance
LLC                      Investment              Limited                                           Limited
                         Management
                         Corporation

AIGGRE Menai             American General Life   Design Professionals    Iris Energy Holding LP    Nightingale Finance
Investments Holdco LLC   Insurance Company       Association Risk        LLC                       LLC
                                                 Purchasing Group, Inc.

AIGGRE MXIP-OD l         American General Life   DIL/SAHP Corp.          Knickerbocker             NSM Holdings, Inc.
LLC                      Services Company,                               Corporation
                         LLC

--------------------------------------------------------------------------------
48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                           Company                  Company                 Company                 Company
-------------------------- ----------------------- ------------------------ ----------------------- ----------------------
AIGGRE MXIP-OD ll          American General        DirectDME, Inc.          Lavastone Capital LLC   NSM Insurance Group,
LLC                        Realty Investment                                                        LLC
                           Corporation

AIGGRE MXIP-OD, S. de      American Home           E.L.M. Insurance         Lexington Insurance     NSM Investments, Inc.
R.L. de C.V.               Assurance Company       Brokers Inc.             Company

AIGGRE Nashville Hotel     American International  Eaglestone Reinsurance   Livetravel, Inc.        Orangewood
Investor LLC               Facilities Management,  Company                                          Investments LLC
                           Inc.

AIGGRE North Central       American International  Eastcheap Investments    Lower Makefield         Peachwood, LLC
Investor LLC               Group, Inc.             (Cayman) Limited         Investor LLC

AIGGRE Riverhouse          American International  Eastgreen, Inc.          LSTREET I, LLC          Pearce & Pearce, Inc.
Investor LLC               Realty Corp.

AIGGRE Solana Olde         American International  F 2000, Inc.             LSTREET II, LLC         Persimmon LLC
Town Investor LLC          Reinsurance Company,
                           Ltd.

Pine Street Real Estate    SAFG Retirement         Spruce Peak Realty,      Travel Guard Americas   United Guaranty
Holdings Corp.             Services, Inc.          LLC                      LLC                     Residential Insurance
                                                                                                    Company of North
                                                                                                    Carolina

Plumwood, LLC              SagePoint Financial,    Stoneland Limited        Travel Guard Group,     United Guaranty
                           Inc.                                             Inc.                    Services, Inc.

Prairie SAHP Corp.         SAI Deferred            Stowe Mountain           U G Corporation         VALIC Financial
                           Compensation            Holdings, Inc.                                   Advisors, Inc.
                           Holdings, Inc.

Quartz Holdings LLC        SCSP Corp.              SubGen NT, Inc.          UG Shared Services,     VALIC Retirement
                                                                            Inc.                    Services Company

Rialto Melbourne Investor  Service Net Retail      SunAmerica Affordable    United Guaranty         Vision2020 Wealth
LLC                        Solutions, LLC          Housing Partners, Inc.   Commercial Insurance    Management Corp.
                                                                            Company of North
                                                                            Carolina

Risk Specialists           Service Net Solutions   SunAmerica Asset         United Guaranty         Webatuck Corp.
Companies Insurance        of Florida, LLC         Management, LLC          Corporation
Agency, Inc.

Risk Specialists           Service Net Warranty,   SunAmerica Fund          United Guaranty Credit  Western National
Companies, Inc.            LLC                     Services, Inc.           Insurance Company       Marketing Group, Inc.

Risk Specialists Company   Seventh Street Funding  SunAmerica Retirement    United Guaranty         Woodbury Financial
of Kentucky, Inc.          LLC                     Markets, Inc.            Insurance Company       Services, Inc.

Rokland Limited            Slate Capital LLC       Team Classic Golf        United Guaranty         Yellowwood
                                                   Services, Inc.           Mortgage Indemnity      Investments LLC
                                                                            Company

Royal Alliance             SN Warranty, LLC        The Gulf Agency, Inc.    United Guaranty
Associates, Inc.                                                            Mortgage Insurance
                                                                            Company

SA Affordable Housing,     SNW Insurance           The Insurance            United Guaranty
LLC                        Agency, LLC             Company of the State of  Mortgage Insurance
                                                   Pennsylvania             Company of North
                                                                            Carolina

SA Investment Group,       Spicer Energy LLC       The United States Life   United Guaranty
Inc.                                               Insurance Company in     Partners Insurance
                                                   the City of NY           Company

SAAHP GP Corp.             Spicer Holding Corp.    The Variable Annuity     United Guaranty
                                                   Life Insurance           Residential Insurance
                                                   Company                  Company

--------------------------------------------------------------------------------
49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

9. Capital and Surplus and Dividend Restrictions
--------------------------------------------------------------------------------

A. Common Stock
--------------------------------------------------------------------------------

In 2014 the Company increased the par value of its common stock from $11.5065 per share to $17.00 per share (per share amounts are in whole dollars) at the time it received $1,303 in capital from its immediate parent. As a result of this transaction, American Home's common capital stock was increased by $9 and its gross paid in and contributed surplus was increased by $1,293. The transaction was approved by American Home's board of directors and NY DFS. Refer to Note 6A for more details on the Pooling Restructure Transaction.

B. Dividend Restrictions
--------------------------------------------------------------------------------

Under New York law, the Company may pay cash dividends only from UNASSIGNED SURPLUS determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus, adjusted for special surplus items, as of December 31, 2015, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended December 31, 2015) as to the amount of dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2016 is $358 without the prior approval of the NY DFS.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company paid the following dividends during 2015 and 2014:

2015                                                                            State approval
-------------------------------------------------                              -----------------
Date paid                                            Amount   Type of Dividend Required Obtained
-------------------------------------------------  ---------- ---------------- -------- --------
2/2/2015                                           $      600  Extraordinary     Yes      Yes
6/29/2015                                                 300  Extraordinary     Yes      Yes
8/28/2015                                                 300  Extraordinary     Yes      Yes
                                                   ----------
Total                                              $    1,200
                                                   ----------

2014                                                                            State approval
-------------------------------------------------                              -----------------
Date paid                                            Amount   Type of Dividend Required Obtained
-------------------------------------------------  ---------- ---------------- -------- --------
4/1/2014                                           $      234  Extraordinary     Yes      Yes
12/19/2014                                                150  Extraordinary     Yes      Yes
                                                   ----------
Total                                              $      384
                                                   ----------

C. Capital & Surplus
--------------------------------------------------------------------------------

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of UNASSIGNED SURPLUS at December 31, 2015 and 2014 represented or reduced by each item below is as follows:

                                                                                As Adjusted*
                                                                                ------------
Years Ended December 31,                                                 2015       2014       2014
---------------------------------------------------------------------  -------  ------------ --------
Unrealized gains and losses (net of taxes)                             $    13    $    192   $    192
Nonadmitted asset values                                                  (452)       (407)      (413)
Provision for reinsurance                                                  (34)        (61)       (61)

*  As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2015 and 2014.

--------------------------------------------------------------------------------
50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

10.Contingencies
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------

The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

Workers' Compensation Residual Market Assessment: In April 2007, the National Association of Insurance Commissioners (NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers' Compensation Residual Market Assessment portion of the settlement between AIG, the Office of the New York Attorney General, and the New York State Department of Insurance. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers' compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain AIG entities' writing and reporting of workers compensation insurance between 1985 and 1996.

On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. This regulatory settlement agreement, which was agreed to by all 50 states and the District of Columbia, included, among other terms, (i) AIG's payment of $100 in regulatory fines and penalties; (ii) AIG's payment of $46.5 in outstanding premium taxes and assessments; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulations governing the setting of workers' compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. In furtherance of the compliance plan, the agreement provided for a monitoring period from May 29, 2012 to May 29, 2014 leading up to a compliance plan examination. After the close of the monitoring period, as part of preparation for the actual conduct of the compliance plan examination, on or about October 1, 2014, AIG and the lead states agreed upon corrective action plans to address particular issues identified during the monitoring period. The compliance plan examination is ongoing. There can be no assurance that the result of the compliance plan examination will not result in a fine, have a material adverse effect on AIG's ongoing operations or lead to civil litigation.

Accident and Health: In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

--------------------------------------------------------------------------------
51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. Plaintiffs have now reduced the amount of compensatory damages they are seeking at trial to $1.1 billion. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification, and on September 12, 2014, the Alabama Supreme Court affirmed that order. AIG and the other defendants petitioned for rehearing of that decision, and that petition was denied on February 27, 2015. The matter has been remanded to the trial court for general discovery and adjudication of the merits. On November 24, 2015, the trial court ruled that the defendants had a duty to disclose the amount of insurance available at the settlement approval hearings and that the defendants breached that duty. Defendants intend to appeal this ruling in the event of an adverse judgment at trial. Trial was expected to commence on February 22, 2016. AIG has accrued its current estimate of loss with respect to the litigation. Based on the nature of the complaints in the subsequent litigation, the accrued expense is deemed to relate to AIG and will not be allocated to the insurance companies.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments
--------------------------------------------------------------------------------

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2015, the Company may be called upon for additional capital investments of up to $665.

D. Guarantees
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

--------------------------------------------------------------------------------
52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2015:

                                                                      Policyholder                                 Policyholders'
                                                              Date    Obligations @ Invested Assets Estimated Loss    Surplus
Guaranteed Company                             Date Issued Terminated  12/31/2015    @ 12/31/2015    @ 12/31/2015    12/31/2015
------------------------------------------     ----------- ---------- ------------- --------------- -------------- --------------
21st Century Advantage Insurance
  Company (f/k/a AIG Advantage
  Insurance Company )                          12/15/1997   8/31/2009    $     1       $     26          $ --         $    29
21st Century North America Insurance
  Company (f/k/a American International
  Insurance Company )                           11/5/1997   8/31/2009         25            553            --             556
21st Century Pinnacle Insurance Company
  (f/k/a American International Insurance
  Company of New Jersey)                       12/15/1997   8/31/2009          3             42            --              42
21st Century Superior Insurance Company
  (f/k/a American International Insurance
  Company of California, Inc.)                 12/15/1997   8/31/2009         (1)            29            --              30
AIG Edison Life Insurance Company (f/k/
  a GE Edison Life Insurance Company)           8/29/2003   3/31/2011      6,907         80,956            --           2,061
American General Life and Accident
  Insurance Company                        *     3/3/2003   9/30/2010      1,472        163,493            --           8,894
American General Life Insurance
  Company                                  *     3/3/2003  12/29/2006      8,070        163,493            --           8,894
American International Assurance
  Company (Australia) Limited ("AIA")      **   11/1/2002  10/31/2010        443          1,799            --             574
Chartis Europe, S.A. (f/k/a AIG Europe,
  S.A.)                                    *    9/15/1998  12/31/2012      3,945         12,678            --           4,837
Chartis Seguros Mexico SA (f/k/a AIG
  Mexico Seguros Interamericana, S.A.
  de C.V.)                                 *   12/15/1997   3/31/2015        174             73            --              69
Chartis UK (f/k/a Landmark Insurance
  Company, Limited (UK))                   *     3/2/1998  11/30/2007        278         12,678            --           4,837
Farmers Insurance Hawaii (f/k/a AIG
  Hawaii Insurance Company, Inc.)               11/5/1997   8/31/2009          2             91            --              85
Lloyd's Syndicate 1414 (Ascot Corporate
  Name)                                    *    1/20/2005  10/31/2007         28            511            --              38
SunAmerica Annuity and Life Assurance
  Company (Anchor National Life
  Insurance Company)                       *     1/4/1999  12/29/2006      7,394        163,493            --           8,894
SunAmerica Life Insurance Company          *     1/4/1999  12/29/2006      3,204        163,493            --           8,894
The United States Life Insurance
  Company in the City of New York                3/3/2003   4/30/2010      1,449         27,883            --           2,090
The Variable Annuity Life Insurance
  Company                                        3/3/2003  12/29/2006      4,736         73,453            --           2,723
                                                                         -------       --------          ----         -------
Total                                                                    $38,130       $864,744          $ --         $53,547
                                                                         =======       ========          ====         =======

*   Current affiliates
** AIA was formerly a subsidiary of AIG. In previous years AIA provided the direct policyholders obligations as of each year end. However, starting in 2014 AIA declined to provide updated financial information relative to this guarantee. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entity had invested assets in excess of direct policyholders' obligations and was in a positive surplus position. Such amounts continue to remain the Company's best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entity has an insurer financial strength rating and issuer credit ratings of "AA-" from Standard & Poor's.


--------------------------------------------------------------------------------
53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Joint and Several Liabilities
--------------------------------------------------------------------------------

AIU and American Home are jointly and severally obligated to policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $63 and $102 of loss reserves in respect of such policies, as of December 31, 2015 and 2014, respectively. If the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $41.

Each member of the Combined Pool is also jointly and severally obligated to the other pool members, in proportion to their pool share, in the event any other pool member fails.

11. Other Significant Matters
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------

As of December 31, 2015 and 2014, other admitted assets as reported in the accompanying STATEMENTS OF ADMITTED ASSETS were comprised of the following balances:

Other admitted assets                                                          2015       2014
--------------------------------------------------------------------------  ---------- ----------
Deposit accounting assets                                                            4          9
Guaranty funds receivable on deposit                                                 7          7
Loss funds on deposit                                                               38         40
Other assets                                                                        68         85
                                                                            ---------- ----------
Total other admitted assets                                                 $      117 $      141
                                                                            ========== ==========

B. Other Liabilities
--------------------------------------------------------------------------------

As of December 31, 2015 and 2014, other liabilities as reported in the accompanying STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS were comprised of the following balances:

Other liabilities                                                              2015        2014
--------------------------------------------------------------------------  ----------  ----------
Accounts payable                                                            $       --  $        4
Accrued retrospective premiums                                                      27          27
Amounts withheld or retained by company for account of others                        3           3
Borrowed money                                                                      30          --
Collateral on derivative assets                                                      8          31
Deferred commission earnings                                                        34          33
Deposit accounting liabilities                                                      60          64
Remittances and items not allocated                                                  7          14
Retroactive reinsurance reserves--ceded                                            (11)        (10)
Servicing carrier liability                                                          5           3
Statutory contingency reserve                                                       22          --
Escrow funds (NICO)                                                                 29          35
Other accrued liabilities                                                          213         196
                                                                            ----------  ----------
Total other liabilities                                                     $      427  $      400
                                                                            ==========  ==========

--------------------------------------------------------------------------------
54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

C. Other (Expense) Income
--------------------------------------------------------------------------------

For the years ended December 31, 2015, 2014 and 2013, other (expense) income as reported in the accompanying STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS were comprised of the following balances:

Other (expense) income                                                         2015       2014       2013
--------------------------------------------------------------------------  ---------  ---------  ---------
Other income                                                                $      14  $      19  $      23
Fee income on deposit programs                                                      4          4          7
Equities and deposits in pools and associations                                    14          6         --
Interest expense on reinsurance program                                           (37)       (40)       (39)
                                                                            ---------  ---------  ---------
Total other (expense) income                                                $      (5) $     (11) $      (9)
                                                                            =========  =========  =========

D. Non-Cash items
--------------------------------------------------------------------------------

For the years ended December 31, 2015, 2014 and 2013, the amounts reported in the STATEMENTS OF CASH FLOW are net of the following non-cash items:

Non-cash transactions                                                          2015         2014         2013
--------------------------------------------------------------------------  ----------  ------------  ---------
Capital contribution from parent:
   Tax Sharing Agreement                                                    $       --  $         21  $      --
   Pooling Restructure Transaction                                                  --         1,302         --
   Securities                                                                      125            --         --
   Receivable                                                                      650            --         --
Dividends to parent:
   Securities                                                                     (286)         (234)        --
   Other                                                                            --            --       (395)
Loss portfolio transfer:
   Premiums collected                                                              (13)           --       (220)
   Benefit and loss related payments                                              (224)          (69)      (593)
   Funds held                                                                      301            76         --
   Securities                                                                       --            --         35
   Commission                                                                      (64)           (7)       777
Intercompany Pooling Settlement:
   Securities received                                                             126            --         --
   Securities transferred                                                         (776)           --         --
Pooling Restructure Transaction:
   Premiums collected                                                               --           562         --
   Miscellaneous expense (income)                                                   --            51         --
   Benefit and loss related payments                                                --         1,091         --
   Commission and other expense paid                                                --           284         --
   Net deposit on deposit-type contracts and other insurance                        --           (13)        --
   Intercompany                                                                     --        (1,976)        --
Japan Branch Transfer:
   Premiums collected                                                               --          (392)        --
   Net investment income                                                            --             2         --
   Benefit and loss related payments                                                --          (136)        --
   Commission and other expense paid                                                --           (26)        --
   Securities                                                                       --           794         --
   Other                                                                            --            (9)        --

--------------------------------------------------------------------------------
55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Federal Home Loan Bank ("FHLB") Agreements
--------------------------------------------------------------------------------

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $8 and $0 of stock in the FHLB at December 31, 2015 and 2014, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company expects to utilize its FHLB membership primarily for contingent liquidity needs, and, on a more limited basis, for short-term working capital. The Company has determined the estimated maximum borrowing capacity as $1,305 and $0 at December 31, 2015 and 2014, respectively, calculated based on the minimum of borrowing limits as prescribed by its domiciliary state and credit capacity afforded by FHLB. FHLB borrowings are required to be fully collateralized and no adjustment has been made with regards to qualified collateral held by the Company, which may reduce the amount of actual capacity available to the Company. As of December 31, 2015, the Company had an actual borrowing capacity of $0 based on qualified pledged collateral. At December 31, 2015, the Company had not drawn any loans or pledged any securities associated with advances from the FHLB.

F. Insurance-Linked Securities
--------------------------------------------------------------------------------

The Company is a ceding insurer in six catastrophe bond reinsurance transactions in force as of December 31, 2015 covering the Company's direct and assumed property exposures. The aggregate amount the Company may receive under these arrangements in the event of catastrophic events that exceed the related limits for each applicable bond is $278.

12. Subsequent Events
--------------------------------------------------------------------------------

Subsequent events have been considered through April 27, 2016 for these Financial Statements issued on April 27, 2016.

Type I - Recognized Subsequent Events:

In January 2016, the NY DFS approved the Company's request to record a $650 contribution from AIG PC US, settled in the same month in the form of cash and securities, in its 2015 STATEMENTS OF CAPITAL AND SURPLUS. The contribution was reflected as a recognized subsequent event as of December 31, 2015 in accordance with statutory accounting principles. Therefore a corresponding receivable and gross paid in and contributed surplus was recorded in the December 31, 2015 balance sheet.

Type II - Nonrecognized Subsequent Events:

Effective January 1, 2016, the Combined Pooling Agreement was amended and restated among the twelve companies listed below. The new pool participation percentages of the pool members, as compared to those as of December 31, 2015, are as follows:

                                                                          Pool Participation Pool Participation
                                                                              Percentage         Percentage
                                                                 NAIC           as of        as of December 31,   State of
Company                                                      Company Code   January 1,2016          2015          Domicile
-----------------------------------------------------------  ------------ ------------------ ------------------ ------------
National Union Fire Insurance Company*                          19445             30%                30%        Pennsylvania
American Home Assurance Company (American Home)                 19380             35%                30%          New York
Lexington Insurance Company (Lexington)                         19437             30%                30%          Delaware
Commerce and Industry Insurance Company (C&I)                   19410              0%                 5%          New York
AIG Property Casualty Company (APCC)                            19402              5%                 5%        Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)       19429              0%                 0%        Pennsylvania
New Hampshire Insurance Company (New Hampshire)                 23841              0%                 0%          Illinois
AIG Specialty Insurance Company (Specialty)                     26883              0%                 0%          Illinois
AIG Assurance Company (Assurance)                               40258              0%                 0%        Pennsylvania
Granite State Insurance Company (Granite)                       23809              0%                 0%          Illinois
Illinois National Insurance Company (Illinois National)         23817              0%                 0%          Illinois
AIU Insurance Company (AIU)                                     19399              0%                 0%          New York

*  Lead Company of the Combined Pool

In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during February 2016. C&I distributed to AIG PC US, its parent, an amount of $700, of which $158 was an extraordinary dividend and $542 was a return of capital. Subsequently, AIG PC US made a contribution to American Home in the amount of $700.

--------------------------------------------------------------------------------
56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Certified resolutions regarding organization of Separate Account VUL-2. (1)

(b)  Custodian Agreements.        Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (9)

     (2)  Form of Selling Group Agreement. (10)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this Registration Statement).

(d)  Contracts.

     (1) Specimen form of EquiBuilder/TM/ III Flexible Premium Life Insurance Policy (Policy Form No. T1735) (1)

     (2)  Specimen form of Accidental Death Benefit Rider. (1)

     (3)  Specimen form of Term Insurance Rider. (1)

     (4)  Specimen form of Children's Term Insurance Rider. (1)

     (5)  Specimen form of Disability Rider - Waiver of Monthly Deductions. (1)

     (6)  Specimen form of Accelerated Benefit Settlement Option Rider. (2)

     (7) Specimen form of Endorsement to EquiBuilder III Flexible Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas. (1)

     (8)  Assumption Certificate. (10)

(e)  Applications.

     (1)  Specimen form of Application for EquiBuilder III Policy. (2)

     (2)  Specimen form of Supplemental Application. (3)

     (3) Form of amended Life Insurance Application - Part A, Form No. AGLC 100565-2003. (17)

     (4) Form of amended Life Insurance Application - Part B, Form No. AGLC 100566-2003. (12)

     (5) Form of Request for Investment Division/Series Transfer Form, Form No. AGLC 100553 Rev0609. (26)

     (6) Specimen form of Absolute Assignment, Form No. AGLC0010-2011 Rev0315. (31)

     (7)   Specimen form of Collateral Assignment, Form No. AGLC0205
           Rev1215. (31)

     (8)   Specimen form of Name and Address Change, Form No. AGLC0222
           Rev0715. (31)

     (9)   Specimen form of Change of Ownership, Form No. AGLC0013
           Rev0715. (31)

     (10)  Specimen form of Change of Beneficiary, Form No. AGLC0108
           Rev0715. (31)

     (11) Specimen form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-2011 Rev0113. (28)

     (12) Specimen form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-2011 Rev0113. (28)

     (13) Specimen form of New Business Reissue Supplemental Application for Individual Life Insurance, Form No. ICC15-108558. (31)

     (14) Specimen form of Reinstatement Application for Individual Life Insurance, Form No. ICC15-108250 (31)

     (15) Specimen form of In-Force Change Application for Individual Life Insurance, Form No. ICC15-108251 Rev1115. (31)

     (16) Form of HIPAA Authorization - New Business and Inforce Operations, Form No. AGLC100633 Rev0113. (28)

     (17)  Specimen form of Service Request, Form No. AGLC0107 Rev0216. (31)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (4)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

     (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (14)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (19)

     (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (19)

     (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (19)

     (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (19)

     (5) Automatic and Facultative Reinsurance Agreement between American General Life Insurance Company and Generali US Life Reinsurance Company. (29)

(h)  Participation Agreements.

     (1)(a) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated
             April 27, 2012. (28)

     (1)(b) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (28)

     (1)(c) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (6)

     (1)(d) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (19)

     (2)(a) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (7)

     (2)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

     (2)(c) Form of Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (10)

     (2)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (19)

     (3)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (19)

     (4)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (19)

     (5)(a) Form of Consent to Assignment of Fund Participation and other Agreements with regard to the change in distributor for the products to AIG Capital Services, Inc. (29)

(i)  Administrative Contracts.

     (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance
             Company. (11)

     (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (11)

     (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (11)

     (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (11)

     (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1,
             2002. (11)

     (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (11)

     (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (13)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (14)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (18)

     (3) Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (29)

     (4) Termination Agreement of the Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (31)

(k)  Legal Opinions.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (10)

     (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (15)

(l)  Actuarial Opinions.

     (1) Opinion of Robert M. Beuerlein Senior Vice President - Actuarial/Financial. (8)

     (2) Opinion and Consent of American General Life Insurance Company's actuary. (10)

(m)  Calculation.      None

  (n)  Other Opinions.

       (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

  (o)  Omitted Financial Statements.      None

  (p)  Initial Capital Agreements.      None

  (q)  Redeemability Exemption.

       (1)  Description of American General Life Insurance Company's
            Issuance, Transfer and Redemption Procedures for EquiBuilder II and III Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 2, 2016. (Filed herewith)

  (r)  Powers of Attorney.

       (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (30)

       (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (32)

       (3) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (Filed herewith)

       (4) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (Filed herewith)

  --------------------------------------------

  (1) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

  (2) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.

 (3)   Incorporated by reference to Post-Effective Amendment No. 15 to
       Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.

 (4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

 (5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

 (6) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

 (7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

 (8) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 27, 2000.

 (9) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

 (10) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

 (11) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

 (12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

 (13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

 (14) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

 (15) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on October 24, 2005.

 (16) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

 (17) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

 (18) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account AGL VL-R filed on December 12, 2006.

 (19) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

 (20) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2007.

 (21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

 (22) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

 (23)  Incorporated by reference to Post-Effective Amendment No. 12 to
       Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on May 2, 2011.

 (24) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

 (25) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

 (26) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on April 30, 2013.

 (27)  Incorporated by reference to Post-Effective Amendment No. 22 to
       Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

 (28) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

 (29) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

 (30)  Incorporated by reference to Post-Effective Amendment No. 23 to
       Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

 (31) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.

 (32)  Incorporated by reference to Post-Effective Amendment No. 16 to
       Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2015.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR

     Kevin T. Hogan (4)     Director, Chairman of the Board, Chief Executive
                            Officer, and President
     Jana W. Greer (2)      Director, President, Individual Retirement
     Rodney E. Rishel       Director, President, Life, Disability and Health
     Jonathan J. Novak (1)  Director, President, Institutional Markets

  Thomas J. Diemer           Director, Executive Vice President and Chief
                             Financial Officer
  Deborah A. Gero (1)        Director, Senior Vice President and Chief
                             Investment Officer
  Stephen A. Maginn (1)      Director, Senior Vice President and Chief
                             Distribution Officer
  Elias F. Habayeb (4)       Director
  Robert J. Scheinerman      Executive Vice President, Head of Individual
                             Retirement
  Charles S. Shamieh (4)     Executive Vice President, Head of Legacy Portfolio
  Don W. Cummings (4)        Senior Vice President and Life Controller
  Michael P. Harwood         Director, Senior Vice President, Chief Actuary
                             and Corporate Illustration Actuary
  Sabyasachi Ray (9)         Senior Vice President and Chief Operations Officer
  Christine A. Nixon (1)     Senior Vice President
  Yoav Tamir (2)             Senior Vice President, Market Risk Management
  Kyle L. Jennings           Senior Vice President and Chief Compliance Officer
  William C. Kolbert (5)     Senior Vice President and Business Information
                             Officer
  Sai P. Raman (5)           Senior Vice President, Institutional Markets
  Craig A. Buck (8)          Senior Vice President, Capital Management
  Timothy M. Heslin          Senior Vice President, Head of Global Life
                             Sciences
  Justin J.W. Caulfield (4)  Vice President and Treasurer
  Charles E. Beam (3)        Vice President and Assistant Controller
  Mallary L. Reznik (1)      Vice President, General Counsel and Assistant
                             Secretary
  Julie Cotton Hearne        Vice President and Secretary
  John B. Deremo (4)         Vice President, Distribution
  Leo W. Grace               Vice President, Product Filing
  Tracey E. Harris           Vice President, Product Filing
  Daniel R. Cricks           Vice President and Tax Officer
  Josephine B. Lowman        Vice President and Tax Officer
  T. Clay Spires             Vice President and Tax Officer
  Michael E. Treske (2)      Vice President, Distribution
  Frank Kophamel             Vice President and Appointed Actuary
  Katherine L. Stoner        Vice President, 38a-1 Compliance Officer
  Christina M. Haley (2)     Vice President, Product Filing
  Marla S. Campagna (6)      Vice President
  Mary M. Newitt (3)         Vice President, Product Filing
  Manda Ghaferi (1)          Vice President
  Keith C. Honig (7)         Vice President
  Stewart P. Polakov (2)     Vice President
  Douglas S. Tymins (6)      Vice President
  Becky L. Strom             Anti-Money Laundering and Economic Sanctions
                             Compliance Officer
  Sarah J. VanBeck           Assistant Life Controller
  David J. Kumatz (3)        Assistant Secretary
  Virginia N. Puzon (1)      Assistant Secretary
  Rosemary Foster            Assistant Secretary
  Michael Plotkin (3)        Assistant Tax Officer

     Grace D. Harvey      Illustration Actuary
     Laszlo Kulin (7)     Investment Tax Officer
     Alireza Vaseghi (7)  Managing Director and Chief Operating Officer,
                          Institutional Markets
     Melissa H. Cozart    Privacy Officer

    (1) 1999 Avenue of the Stars, Los Angeles, CA 90067
    (2) 21650 Oxnard Street, Woodland Hills, CA 91367
    (3) 2000 American General Way, Brentwood, TN 37027
    (4) 175 Water Street, New York, NY 10038
    (5) 50 Danbury Road, Wilton, CT 06897
    (6) 777 S. Figueroa Street, Los Angeles, CA 90017
    (7) 80 Pine Street, New York, NY 10005
    (8) 1650 Market Street, Philadelphia, PA 19139
    (9) 4-3-20 Toranomon, Minato-ku, Tokyo, Japan 105-0001

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0000005272-16-000035, filed
February 19, 2016. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
AG Separate Account A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Separate Account A

(b) Management.

The following information is provided for each director and officer of the principal underwriter.

  NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
   BUSINESS ADDRESS*       AIG CAPITAL SERVICES, INC.
  ------------------       --------------------------

  Peter A. Harbeck         Director
  Stephen A. Maginn (2)    Director, Senior Vice President
  James T. Nichols         Director, Chief Executive Officer and President
  Frank Curran             Vice President, Chief Financial Officer, Treasurer,
                           Controller and Financial Operation Officer
  Rebecca Snider           Chief Compliance Officer
  John T. Genoy            Vice President
  Mallary L. Reznik (2)    Vice President
  Christine A. Nixon (2)   Secretary
  Julie Cotton Hearne (3)  Assistant Secretary
  Rosemary Foster (3)      Assistant Secretary
  Virginia N. Puzon (2)    Assistant Secretary
  Thomas Clayton Spires    Vice President, Tax Officer
  Michael E. Treske (1)    Chief Distribution Officer, Mutual Funds and Variable
                           Annuities

        *Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.
    (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.
    (2) Principal business address is 1999 Avenue of the Stars, Los Angeles, CA 90067-6121.
    (3) Principal business address is 2919 Allen Parkway, Houston, TX 77019.

(c) Compensation From the Registrant.

NAME OF         NET UNDERWRITING COMPENSATION ON EVENTS
PRINCIPAL       DISCOUNTS AND    OCCASIONING THE DEDUCTION BROKERAGE   OTHER
UNDERWRITER     COMMISSIONS      OF A DEFERRED SALES LOAD  COMMISSIONS COMPENSATION
AIG Capital
Services, Inc.         0                     0                  0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 2 American General Center, Nashville, Tennessee 37250-0001.

ITEM 32. MANAGEMENT SERVICES.     Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VUL-2, certifies that it meets all the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on this 28th day of April, 2016.

                                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                                    SEPARATE ACCOUNT VUL-2
                                    (Registrant)

                                    BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                         (On behalf of the Registrant and
                                         itself)

                                    BY:  SARAH J. VANBECK
                                         ---------------------------------------
                                         SARAH J. VANBECK
                                         ASSISTANT LIFE CONTROLLER

                                    AGL - 1

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

Signature                                Title                       Date
---------                                -----                       ----

*KEVIN T. HOGAN          Chairman of the Board, Chief           April 28, 2016
-----------------------  Executive Officer, and President
KEVIN T. HOGAN

* THOMAS J. DIEMER       Director, Executive Vice President     April 28, 2016
-----------------------  and Chief Financial Officer
THOMAS J. DIEMER

*DEBORAH A. GERO         Director, Senior Vice President and    April 28, 2016
-----------------------  Chief Investment Officer
DEBORAH A. GERO

*JANA W. GREER           Director and President, Group          April 28, 2016
-----------------------  Retirement
JANA W. GREER

* ELIAS F. HABAYEB       Director                               April 28, 2016
-----------------------
ELIAS F. HABAYEB

*MICHAEL P. HARWOOD      Director, Senior Vice President,       April 28, 2016
-----------------------  Chief Actuary and Corporate
MICHAEL P. HARWOOD       Illustration Actuary

*STEPHEN A. MAGINN       Director, Senior Vice President and    April 28, 2016
-----------------------  Chief Distribution Officer
STEPHEN A. MAGINN

* JONATHAN J. NOVAK      Director and President, Institutional  April 28, 2016
-----------------------  Markets
JONATHAN J. NOVAK

* RODNEY E. RISHEL       Director, and President, Life,         April 28, 2016
-----------------------  Disability and Health
RODNEY E. RISHEL

* DON W. CUMMINGS        Senior Vice President and Life         April 28, 2016
-----------------------  Controller
DON W. CUMMINGS

SARAH J. VANBECK         Assistant Life Controller              April 28, 2016
-----------------------
SARAH J. VANBECK

MANDA GHAFERI            Attorney-in-Fact                       April 28, 2016
-----------------------
* MANDA GHAFERI

                                    AGL - 2

                                                        EquiBuilder III VUL (G)
                                                                     333-102299
                                                                      811-06366

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2016.

                                        AMERICAN HOME ASSURANCE COMPANY

                                        BY:  LAWRENCE J. MOLONEY
                                             -----------------------------------
                                             LAWRENCE J. MOLONEY
                                             STATUTORY CONTROLLER
                                             AND VICE PRESIDENT

                                                        EquiBuilder III VUL (G)
                                                                     333-102299
                                                                      811-06366

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                     Title                    Date
---------                                     -----                    ----

*ALEXANDER R. BAUGH              Director                         April 28, 2016
-------------------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                   Director                         April 28, 2016
-------------------------------
JAMES BRACKEN

*JOSEPH D. COOK                  Director, Senior Vice President  April 28, 2016
-------------------------------  and Chief Financial Officer
JOSEPH D. COOK

*JEREMY D. EDGECLIFFE-JOHNSON    Director                         April 28, 2016
-------------------------------
JEREMY D. EDGECLIFFE-JOHNSON

*GAURAV GARG                     Director                         April 28, 2016
-------------------------------
GAURAV GARG

*STEPHEN J. GRABEK               Director                         April 28, 2016
-------------------------------
STEPHEN J. GRABEK

*KIMBERLY M. HANNA               Director                         April 28, 2016
-------------------------------
KIMBERLY M. HANNA

*KEVIN T. HOGAN                  Director                         April 28, 2016
-------------------------------
KEVIN T. HOGAN

*RALPH W. MUCERINO               Director                         April 28, 2016
-------------------------------
RALPH W. MUCERINO

*ALESSANDREA C. QUANE            Director                         April 28, 2016
-------------------------------
ALESSANDREA C. QUANE

*ROBERT S.H. SCHIMEK             Director, President and          April 28, 2016
-------------------------------  Chief Executive Officer
ROBERT S.H. SCHIMEK

*AMY E. STERN                    Director                         April 28, 2016
-------------------------------
AMY E. STERN

* BY:  JOSEPH D. COOK
       --------------------------
       JOSEPH D. COOK
       ATTORNEY-IN-FACT
       (Exhibit to the
       Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

    (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

    (q)(1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for EquiBuilder II and III Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 2, 2016.

    (r)(3) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company.

    (r)(4) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.

                                      E-1